[GRAPHIC OMITTED: 7 SQUARE BULLETS CENTERED UNDER SOLID
BLACK BAR]

------------------------------------------------------
                   LB SERIES FUND, INC.
------------------------------------------------------

[ART OF SHIP'S WHEEL.
reads:
CHOICE [DIAMOND] PROTECTION [DIAMOND] ACCUMULATION]

                     Semiannual Report
                   for Variable Products
                      June 30, 1998

[LUTHERAN BROTHERHOOD LOGO OMITTED]

LUTHERAN BROTHERHOOOD



[GRAHIC OMITTED: PHOTO OF ROLF F. BJELLAND]

Our Message to You

June 30, 1998

Dear Contract Owner:

This Semiannual Report for the LB Series Fund, Inc.--which is the underlying investment vehicle for all variable annuity and variable life insurance contracts issued by Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company--covers the six-month period ended June 30, 1998. The report includes a summary of the economic and market conditions that influenced investment performance during that time, as well as reviews from the managers of individual portfolios describing the tactics they used in this environment. You'll also find separate financial statements for each portfolio, as well as separate lists of portfolio holdings.

In the past six months investors have reaped continued rewards from both stocks and bonds. Fed by a nearly perfect economic and market climate in the U.S., stock returns have been impressive--especially after several years of exceptional gains. For the 36 months ended June 30, 1998, the Standard & Poor's 500 Index has produced a total return of 120%--the best three-year run since the 1950s. Although returns for bonds during the reporting period were closer to their historic norms, bond prices rallied enough to push the yield for 30-year U.S. Treasury securities down to 5.58%--the lowest level since these bonds were introduced in 1977.

Lutheran Brotherhood members often ask me what they should do now that stock and bond prices are at record high levels. Many wonder whether they should continue putting money into stocks, whose record valuations make them vulnerable to periodic weakness, or seek the more stable returns of bonds and cash. In recent years, as in longer periods, stock investors have been well compensated for staying invested through times of market volatility. I believe patient investors will continue to enjoy solid returns in the future.

Of course, your personal decision to invest more in stocks depends on your individual objectives, time frame and tolerance for risk. If you have less time to invest, and short-term market fluctuations make you nervous, ask your Lutheran Brotherhood Securities Corp. (LBSC) registered representative to help you find an investment allocation that matches your particular goals. This discussion can also be helpful if you have a longer time frame--since the large changes in securities values in recent years may have significantly altered the original asset allocation of your portfolio.

We're also pleased to present the first review of the Mid Cap Growth Portfolio, which was launched on January 30 of this year. This new investment portfolio, which focuses on the stocks of medium-sized U.S. companies, has been very well received by Lutheran Brotherhood members, amassing more than $60 million in assets during its first five months of operation. If you'd like to know more about the Mid Cap Growth Portfolio and how it might play a role in your overall investment diversification, contact your LBSC registered representative.

As we noted in our last report, Lutheran Brotherhood has created a program called AssetMatchSM that can help you and your LBSC registered representative determine a balance of investments that suits your financial goals, time frame, and tolerance for risk. You can receive more information about AssetMatch, or the content of this report, by contacting your LBSC registered representative or by calling us toll free at 1-800-423-7056.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
President and Chairman
LB Series Fund, Inc.



Economic and Market Overview                           June 30, 1998

To the surprise of many investors, stock and bond prices continued to rally in the first half of 1998. Economic growth remained strong during this time, and inflation and interest rates were low. With investors unsure whether this nourishing environment would continue, financial markets experienced frequent short-term fluctuations. Even so, the Standard & Poor's 500 Index earned a six-month total return of 17.64%--three times the historic average on an annualized basis. The Lehman Brothers Aggregate Bond Index returned 3.93% over this time.

A Robust Environment

Although investors had feared that economic problems in Asia would slow growth in the U.S., the gross domestic product (GDP), which measures the total value of U.S. goods and services, continued to strengthen. Following an annualized rate of 3.7% in the fourth quarter of 1997, GDP growth was 5.4% in the first quarter of 1998--one of the highest rates in 15 years. This stronger growth was fueled partly by strong personal spending and record increases in inventory growth. Lower-priced imports- -combined with strong pricing competition, further productivity gains, and falling oil prices--helped drive the annual rate of inflation, based on the consumer price index (CPI), from 1.7% in the fourth quarter of 1997 to 1.4% in the first quarter of 1998.

This robust environment drove stock prices sharply higher. Although the growth rate in U.S. corporate earnings weakened, earnings did, in fact, continue to grow and exceed expectations. Stocks also benefited as the International Monetary Fund (IMF) helped stabilize some economies in Asia and corporate consolidations and stock buyback programs further reduced the supply of shares. Bond prices also rallied as the prospect of slower growth and reduced trade with Asia curbed inflation fears and kept the Federal Reserve from raising interest rates. A "flight to quality" by foreign investors that boosted demand for U.S. bonds, plus news of the first federal budget surplus since 1969, provided further support for bonds.

During the second quarter, it became clear that Asia's problems would take longer to resolve than first thought. There were also signs that the trouble abroad, added to other factors, was slowing growth and causing further erosion in earnings. Stock prices advanced modestly under these conditions, and bond prices rallied further.

Overseas, stock prices were also up strongly for the period, with the Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index earning a total return of 16.08% in the six months ended June 30, 1998. Stocks in Europe were largely responsible for the advance, as strengthening economies boosted earnings expectations and demand for stocks grew. After rallying in February and March, Asian stocks beat a hasty retreat.

Large-Company Stocks, Treasuries Outperform

With further concerns about corporate earnings, investors favored the more conservative stocks of large companies over those of medium- and small-sized firms. Besides earnings that tend to be more stable, large-company stocks benefited from strong demand by foreign investors seeking familiar names. By historic norms, however, returns for medium-sized firms were also significantly better than average--with the Standard & Poor's 400 Mid-Cap Index returning 10.7% during the six-month period. Small-company stocks managed a respectable gain, with the Russell 2000 Index returning 5.27%.

Treasury bonds continued to outpace corporate bonds during the period, as new concern about future growth weakened demand for corporates. At the same time, low interest rates encouraged large supplies of new corporate issues. Treasuries, by contrast, enjoyed strong demand from investors here and abroad, as the federal budget surplus simultaneously signaled smaller supplies.

A Short-Term Squeeze

The recent slowdown in corporate earnings growth appears to be a short-term profit squeeze resulting partly from significant one-time charges taken by some prominent U.S. firms and from rising wage costs that companies can't offset with higher prices. Nonetheless, productivity remains strong and costs are even falling in some sectors. Many companies, in fact, are reporting positive second-quarter earnings surprises.

Although U.S. exports to Asia represent only 5% of domestic goods and services, fewer exports could extend the earnings squeeze if combined with a period of slower growth that would be typical in such a long-lived economic expansion. Because current stock prices assume continued strength in earnings, even modest earnings disappointments could prompt additional market fluctuations in what should be a long-term upward trend.

With more modest growth, inflation and interest rates should remain low. Because the bond market has already anticipated the potential for slower growth, bonds will probably trade in a narrow range in the second half of 1998.



Opportunity Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF RICHARD T. WHITNEY]

T. Rowe Price Associates of Baltimore, MD, assumed the role of investment subadvisor for the Opportunity Growth Portfolio on May 1, 1998, in accordance with an agreement approved by contract owners in April. Richard T. Whitney is a managing director and portfolio manager of T. Rowe Price Associates, the investment subadviser for the Opportunity Growth Portfolio. Rich has worked at T. Rowe Price since 1985 and heads the firm's investment advisory committee. Rich is a Chartered Financial Analyst.

Small-company stocks lagged shares of large- and medium-sized companies as economic uncertainty drew investors to larger firms with good liquidity and reliable earnings. Small-cap stocks were also hampered as supplies of new issues far outpaced investor demand.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities              2.2%

Common Stocks                     97.8%

The difference in performance was particularly noticeable for stocks with market capitalizations under $250 million, where the Opportunity Growth Portfolio had an above-average exposure. Market capitalization, which categorizes companies by size, is calculated by multiplying a company's outstanding common stock shares by the price per share.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
PMT Services, Inc.                                            0.9%

Kendle International Inc.                                     0.6%

Total Renal Care Holdings, Inc.                               0.6%

CBT Group PLC                                                 0.6%

Metamor Worldwide, Inc.                                       0.6%

Steiner Leisure Limited                                       0.6%

Saville Systems Ireland plc                                   0.6%

CIBER, Inc.                                                   0.6%

Lincare Holdings, Inc.                                        0.6%

Aspen Technology, Inc.                                        0.5%

Footnote reads:
These holdings represent 6.2% of the Portfolio's total investments.

Although we continued to restructure the Portfolio to give greater emphasis to stocks at the higher end of the market capitalization range, the Portfolio underperformed its market benchmark for the period. For the six months ended June 30, 1998, the Portfolio had a total return of -0.89% (based on NAV). Over the same time, the Russell 2000 Index returned 5.27%, slightly lagging its long-term historical average.

Steps to Reduce Volatility

The continued restructuring of the Portfolio during the period was part of an overall effort to reduce volatility and increase relative return. When the period began, the Portfolio had a weighted average market capitalization of about $904 million. By selling some positions with capitalizations of $200 million or less, and buying stocks with capitalizations of $500 million or more, we increased the average capitalization to $1.4 billion by the end of the period. We believe this strategy should help limit the volatility of Portfolio returns over time, with little loss in long-term growth potential.

We further enhanced the Portfolio's stability by adding consumer growth stocks, which benefited from the highest levels of consumer confidence in decades. We also increased holdings in the very dynamic sector of media and communications. The Portfolio continues to focus on stocks of growth-oriented companies with bright earnings outlooks, while de-emphasizing cyclical issues.

[GRAPHIC BAR CHART OMITTED: TOP 10 SECTORS]

Top 10 Sectors

Computer Software                            15.9%

Business Services                            10.2%

Bank & Finance                                8.8%

Retail                                        6.9%

Hospital Supplies & Management                6.1%

Medicine & Communications                     4.7%

Pharmaceuticals                               3.7%

Telecommunications Equipment                  3.6%

Electronic Components                         3.1%

Miscellaneous Consumer Products               2.7%

Footnote reads:
These sectors represent 65.7% of the Portfolio's total investments.

During the period, the Portfolio benefited from strong gains by many individual issues. Stocks that performed well included Bed, Bath & Beyond and Dollar Tree Stores in the retail sector; CBT Group, Legato Systems and Synopsys in the computer software sector; Metris Companies in the bank and finance sector; and Concord EFS in the business services sector. Returns from these shares helped offset lagging performances by holdings like Cannondale, a manufacturer of bicycles and related sporting equipment, and EVI Weatherford, an oil services company.

Investment Objective:

To seek long-term growth of capital by investing primarily in common stocks of small companies.

INSET BOX READS:

Portfolio Facts

Inception Date:              1/18/96

Total Assets
(in millions):                $391.7


Attractive Values

We continue to believe that small-company stocks offer attractive values relative to larger companies. Over the first half of 1998, 56% of stocks in the Opportunity Growth Portfolio received upward revisions in earnings expectations from Wall Street analysts, versus 42% for the large companies of the Standard & Poor's 500 Index. When values are at these levels, it has historically been beneficial to buy positions in the small-cap arena. Today, however, some sort of market catalyst will probably be needed for small-cap stocks to once again outperform other sectors of the market for an extended period. The current slowdown in earnings of larger firms could be such a catalyst, causing investors to focus on smaller companies that can muster stronger earnings growth.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through June 30, 1998
Growth Of $10,000 Invested Since 1/31/96

                   Opportunity         Russell           Consumer
     Month End        Growth            2000              Price
       Date         Portfolio           Index             Index
-----------------------------------------------------------------
       1996           10,000           10,000             10,000
       1996           10,416           10,312             10,032
       1996           10,722           10,525             10,084
       1996           11,944           11,089             10,123
       1996           12,716           11,525             10,142
       1996           11,871           11,052             10,149
       1996           10,855           10,087             10,168
       1996           11,499           10,673             10,188
       1996           12,342           11,090             10,220
       1996           11,364           10,920             10,253
       1996           10,954           11,369             10,272
       1996           11,302           11,667             10,272
       1997           11,528           11,901             10,304
       1997           10,533           11,613             10,337
       1997            9,415           11,065             10,363
       1997            9,009           11,095             10,376
       1997           10,338           12,329             10,369
       1997           10,887           12,858             10,382
       1997           11,454           13,456             10,395
       1997           11,721           13,764             10,415
       1997           13,018           14,772             10,440
       1997           12,246           14,123             10,466
       1997           11,776           14,032             10,460
       1997           11,407           14,277             10,447
       1998           11,063           14,052             10,466
       1998           11,739           15,090             10,486
       1998           12,175           15,712             10,505
       1998           12,216           15,798             10,525
       1998           11,219           14,947             10,544
       1998           11,305           14,978             10,557

INSET LEGEND READS:
Opportunity
Growth
Portfolio
$11,305

Russell 2000
Index
$14,978

Consumer
Price Index
$10,557

INSET BOX ON CHART READS:

Opportunity Growth
Portfolio
Annualized Total Returns*
------------------------------------
Since Inception
1/18/96                        7.43%

1 Year                         3.84%

Footnote reads:

*See accompanying notes to Portfolio Management Reviews.

In the meantime, we'll continue to look for stocks with the potential for outstanding appreciation over time. As before, we'll keep the Portfolio broadly diversified, making the most of opportunities as we uncover them, while working to minimize the effects of volatility from individual issues.



Mid Cap Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF BRIAN L. THORKELSON]

Brian L. Thorkelson is a Chartered Financial Analyst and portfolio manager for the Mid Cap Growth Portfolio. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

As the prospect of slower growth drove investors to larger companies with reliable earnings in the first half of 1998, stocks of medium-sized firms outperformed stocks of small-sized firms while underperforming shares of large companies. Much of this underperformance came in May and June, when earnings concerns deepened. During this time, we continued to add high-quality stocks with reasonable valuations to the Mid Cap Growth Portfolio.

Like most new mutual fund portfolios, we occasionally held large cash reserves as we waited to add positions appropriate to the Portfolio's size. Because stocks advanced strongly in the last six months, this cash position caused the Portfolio to slightly underperform its market benchmark. Compared to historic mid-cap averages, however, the Portfolio's return was quite strong.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
Sterling Commerce, Inc.                                       0.9%

HBO & Company                                                 0.8%

BMC Software, Inc.                                            0.8%

Watson Pharmaceuticals, Inc.                                  0.7%

Keane, Inc.                                                   0.7%

Jacor Communications, Inc.                                    0.7%

Onmicare, Inc.                                                0.7%

SunGard Data Systems Inc.                                     0.7%

USA Waste Services, Inc.                                      0.6%

STERIS Corporation                                            0.6%

Footnote reads:
These holdings represent 7.2% of the Portfolio's total investments.

In the five months between the Portfolio's inception on January 30, 1998, and the end of the reporting period on June 30, 1998, it produced a total return of 9.68% (based on NAV). Over the same time, the Standard & Poor's 400 Mid-Cap Index had a return of 10.7%.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                     90.2%

Short-Term Securities              9.8%

Retail, Telecommunications Shares Boost Returns

During the five-month period, the Portfolio enjoyed strong gains from many individual issues. Investments in retail stocks performed especially well, benefiting from robust consumer spending and low-cost Asian imports. Telecommunications and computer software stocks further enhanced returns. Stocks that underperformed came mostly from the basic materials and capital goods sectors, which were vulnerable to concerns about slowing growth rates, and from the energy sector, which was hit by falling oil prices.

With the prices for medium-sized stocks somewhat volatile in the face of the Asian crisis, we tried to stabilize Portfolio returns by emphasizing companies that focus on domestic sales. In building the Portfolio, we gave special attention to consumer growth stocks, including drug and health care stocks that can benefit from long-term consumer demographic trends. We also favored technology stocks, which should also enjoy strong growth over time. Financial stocks, which tend to thrive when interest rates are low, were also emphasized during the period.

Our most recent acquisitions include Sylvan Learning Systems, Stride Rite, America Online, Viking Office Products, and AutoZone.

[GRAPHIC BAR CHART OMITTED: TOP 10 SECTORS]

Top 10 Sectors

Bank & Finance                           10.1%

Services                                  8.3%

Retail                                    7.8%

Computer Software                         7.6%

Drugs & Healthcare                        6.7%

Electronics                               5.0%

Computers & Office Equipment              4.7%

Oil & Oil Service                         4.5%

Healthcare Management                     3.7%

Telephone & Telecommunications            2.4%

Footnote reads:
These sectors represent 60.8% of the Portfolio's total investments.

Investment Objective:

To seek long-term growth of capital by investing in common stocks of medium-sized companies.

INSET BOX READS:

Portfolio Facts

Inception Date:      1/30/98

Total Assets
(in millions):         $61.3

Less Exposure to Asia

Stocks of medium-sized firms tend to have less exposure to the economic troubles in Asia than the stocks of large, multinational firms. With prices that are more attractive than those for shares of larger companies, stocks of medium-sized firms could outperform if investors become more confident about future economic growth. In the months ahead, we plan to remain focused on investments with strong growth potential-- especially in the retail, health care, and technology sectors--while maintaining a broadly diversified mix of high-quality issues.

INSET BOX READS:

Mid Cap Growth
Portfolio

Total Return*
Period Ending 6/30/98
------------------------------------
Since Inception
1/30/98                        9.68%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.


   The Mid Cap Growth Portfolio was introduced on January 30, 1998.
         Given its brief performance history, the growth of a $10,000 investment in the Portfolio is not illustrated in this report.



World Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF MARTIN G. WADE]

Martin G. Wade is president of Rowe Price-Fleming International, the investment subadvisor for the World Growth Portfolio. He leads a team of six portfolio managers who have managed the assets of the World Growth Portfolio since its inception. Martin has been working in research and investment management since 1968 and has been with Rowe Price-Fleming since 1979.

Early in 1998, when Asia's economic problems seemed to be stabilizing, stocks in the region rebounded from their steep slide at the end of 1997. Once it became clear that Asia's troubles were far from resolved, and Japan entered an economic recession, Asian stocks again quickly retreated. Over the same period, stocks in Europe moved sharply higher.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities              5.4%

Preferred Stocks                   0.8%

Common Stocks & Warrants          93.8%

We continued to hold a smaller portion of Asian stocks in the World Growth Portfolio than those represented in its market benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index, and a larger portion in European stocks. This helped the Portfolio earn a total return of 14.02% (based on NAV) for the six months ended June 30, 1998.

[GRAPHIC OMITTED: TOP 10 COUNTRIES]

          Top 10 Countries
----------------------------------------
United Kingdom                     17.3%

Japan                              14.9%

Netherlands                        11.7%

France                             10.8%

Germany                             7.6%

Switzerland                         6.8%

Italy                               5.1%

Sweden                              3.7%

Spain                               2.9%

Belgium                             2.4%

Footnote reads:
These holdings represent 83.2%
of the Portfolio's total investments.

Although the Portfolio benefited from an overweighting in France and the Netherlands, both strong performers during the period, underweightings in the sharply advancing markets of Germany, Spain, and Portugal curbed returns. This, plus an overweighting in the lesser-performing markets of Latin America, caused the Portfolio to slightly lag the EAFE Index, which had a return of 16.08% for the six-month period.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                            % of
Top 10 Holdings                      Country             Portfolio
------------------------------------------------------------------
National Westminster Bank         United Kingdom            2.5%

Royal Dutch Petroleum             Netherlands               2.3%

SmithKline Beecham plc            United Kingdom            2.1%

Nestle                            Switzerland               2.0%

Wolters Kluwer                    Netherlands               1.8%

ING Groep NV                      Netherlands               1.7%

Kredietbank                       Belgium                   1.6%

Glaxo Wellcome                    United Kingdom            1.5%

Eaux Cie Generale                 France                    1.4%

Telecomunicacoes
Brasilias ADR (USD)               Brazil                    1.3%

Footnote reads:
These holdings represent 18.2% of the Portfolio's total investments.

Trimming Asian Investments

At the start of 1998, Japanese stocks accounted for about 19% of Portfolio assets, versus 25% of the EAFE Index. Over the next six months, we continued to trim that portion of the Portfolio. By the end of June, with a further price decline, Japanese stocks represented about 15% of the Portfolio, versus about 21% of the Index. With price declines in stocks of emerging Asian markets, and sales of investments in Malaysia, Singapore, and Hong Kong, this group accounted for about 2% of the Portfolio at the end of the period, compared with 5.3% of the Index.

We used proceeds from the sale of these Asian holdings to add European stocks. Among these were shares of French, Italian, and German banks, including Credit Commercial de France, Banca di Roma, Societe Generale, and Dresdner Bank. We also purchased shares of Royal Philips
Electronics, a major electronics firm in the Netherlands.

European Rally Could Slow

Having advanced strongly in the first half of 1998, with gains of 40% in some markets, we believe European stocks should advance more modestly in the second half of the year. Over the long-term, however, positive economic and corporate conditions in the region should help stocks there make further gains.

Investment Objective:

To seek long-term capital growth by investing primarily in common stocks issued by established companies outside the United States.**

INSET BOX READS:

Portfolio Facts
Inception Date:              1/18/96

Total Assets
(in millions):                $349.6

The outlook in Japan is less certain. While government plans to restructure the country's economy are encouraging, positive results could remain elusive. With earnings of Japanese companies likely to disappoint in coming months, especially with discouraging outlooks for other parts of Asia, we expect to continue trimming the Portfolio's position in Asia. We will probably remain overweighted in the emerging markets of Latin America, however, where the economic and political climate is more positive. Stock prices in Latin America are now quite attractive, and we are hopeful that these markets will separate themselves from the shadow of Asia and perform strongly for the rest of this year.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through June 30, 1998
Growth of $10,000 Invested Since 1/31/96

                         World              MSCI            Consumer
    Month End            Growth             EAFE              Price
      Date             Portfolio           Index              Index
-----------------------------------------------------------------------
      1996               10,000            10,000            10,000
      1996                9,974            10,036            10,032
      1996               10,098            10,252            10,084
      1996               10,355            10,552            10,123
      1996               10,336            10,360            10,142
      1996               10,468            10,421            10,149
      1996               10,137            10,119            10,168
      1996               10,290            10,143            10,188
      1996               10,534            10,415            10,220
      1996               10,481            10,311            10,253
      1996               10,965            10,723            10,272
      1996               11,025            10,588            10,272
      1997               10,871            10,220            10,304
      1997               10,983            10,389            10,337
      1997               10,967            10,430            10,363
      1997               11,035            10,487            10,376
      1997               11,738            11,172            10,369
      1997               12,239            11,791            10,382
      1997               12,568            11,985            10,395
      1997               11,433            11,092            10,415
      1997               12,195            11,715            10,440
      1997               11,306            10,816            10,466
      1997               11,276            10,708            10,460
      1997               11,335            10,805            10,447
      1998               11,737            11,302            10,466
      1998               12,423            12,030            10,486
      1998               12,851            12,402            10,505
      1998               12,952            12,503            10,525
      1998               12,928            12,445            10,544
      1998               12,924            12,542            10,557

INSET LEGEND READS:
World
Growth
Portfolio
$12,924

MSCI EAFI
Index
$12,542

Consumer
Price Index
$10,557

INSET BOX ON CHART READS:

World
Growth Portfolio
Annualized Total Returns*
------------------------------------
Since inception
1/18/96                       11.09%

1 Year                         5.60%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF SCOTT A. VERGIN]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994, and has managed securities at Lutheran Brotherhood since 1983.

Stock prices advanced strongly in the first half of 1998, despite increasing investor nervousness about corporate earnings. Most of the gains occurred in the first quarter, when growth strengthened and the economic crisis in Asia was stabilizing. As in 1997, concerns about earnings led investors to an ever-narrower group of large-company stocks whose earnings growth is considered more reliable. With investments in many of these issues, the Growth Portfolio performed well in this environment.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                      94.4%

Short-Term Securities               5.3%

Preferred Stocks                    0.2%

Corporate Bonds                     0.1%

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------

Cisco Systems, Inc.                                          1.8%

General Electric Co.                                         1.7%

Microsoft Corp.                                              1.6%

Merck and Co. Inc.                                           1.4%

American International Group Inc.                            1.3%

Coca-Cola Co.                                                1.3%

Procter & Gamble Company                                     1.2%

American Express Co.                                         1.1%

Bristol Myers Squibb Co.                                     1.1%

Wal-Mart Stores Inc.                                         1.1%

Footnote reads:
These holdings represent 13.6% of the Portfolio's total investments.

For the six months ended June 30, 1998, the Portfolio earned a total return of 16.71% (based on NAV). Over the same period, the Standard & Poor's 500 Index returned 17.64%.

Large Holdings Play Lead Role

Throughout the reporting period, we continued to de-emphasize stocks of companies whose sales depend on trade with Asia. Technology and consumer growth stocks remained a large part of the Portfolio and performed well during the period. We also kept sizable positions in financial stocks, which contributed positively to returns. Specific stock selection further boosted returns--with strong performances by large holdings like Cisco Systems, American International Group, Microsoft, Coca-Cola, Bristol Myers Squibb, and Wal-Mart Stores. Other retail holdings, such as Home Depot, Dayton Hudson, and Circuit City Stores also contributed as consumer spending remained particularly strong. These returns far offset disappointing performances by the Portfolio's position in energy stocks, which were hurt by further declines in oil prices.

During the period we reduced investments in stocks of basic industry and capital goods firms, which we felt were particularly vulnerable to the problems in Asia. This allowed us to increase investments in the strongly performing retail sector. We also added stocks of firms such as Centex, a national homebuilder, which could benefit as low interest rates spurred further growth in housing sales.

[GRAPHIC BAR CHART OMITTED: TOP 10 SECTORS]

Top 10 Sectors

Bank & Finance                    18.1%

Drugs & Health Care               10.6%

Retail                             8.3%

Computer Software                  6.2%

Computer & Office Equipment        6.0%

Oil & Oil Service                  6.0%

Telephone & Telecommunications     4.7%

Food & Beverage                    3.6%

Household Products                 3.4%

Telecommunications Equipment       3.0%

Footnote reads:
These sectors represent 69.9% of the Portfolio's total investments.

Stock Selection to Remain Important

We believe that individual stock selection will remain key to returns in the second half of 1998. Recent market activity has demonstrated that investors are relatively unforgiving when companies report earnings disappointments and are likely to continue favoring stocks with the most reliable earnings prospects.

Investment Objective:

To seek long-term growth of capital by investing primarily in common stocks of established corporations.

INSET BOX READS:
Portfolio Facts
Inception Date:      1/9/87

Total Assets
(in millions):      $2,995.4

In this climate we will continue to invest in quality companies that demonstrate potential for positive earnings surprises. If the economies of Asia improve, we may look for opportunities among the economically sensitive "cyclical" sectors, where prices have become more attractive. In the meantime, we'll remain committed to domestically-focused companies with strong outlooks for long-term growth, such as firms in the health care sector.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 6/30/88]

Performance Through June 30, 1998
Growth of $10,000 Invested Since 6/30/88]

  Month End         Growth                  S&P              Consumer
    Date           Portfolio             500 Index          Price Index
----------------------------------------------------------------------
    1988            10,000                10,000               10,000
    1988             9,824                 9,975               10,042
    1988             9,514                 9,622               10,085
    1988             9,770                10,035               10,153
    1988             9,822                10,326               10,186
    1988             9,635                10,161               10,195
    1988             9,859                10,341               10,212
    1989            10,486                11,108               10,263
    1989            10,287                10,814               10,305
    1989            10,550                11,072               10,364
    1989            11,076                11,661               10,432
    1989            11,506                12,109               10,492
    1989            11,308                12,050               10,517
    1989            12,269                13,150               10,542
    1989            12,755                13,393               10,559
    1989            12,823                13,340               10,593
    1989            12,176                13,041               10,644
    1989            12,441                13,293               10,669
    1989            12,478                13,613               10,686
    1990            11,508                12,712               10,797
    1990            11,774                12,853               10,847
    1990            12,161                13,202               10,907
    1990            11,982                12,886               10,924
    1990            13,257                14,116               10,949
    1990            13,355                14,031               11,008
    1990            13,085                13,996               11,051
    1990            12,004                12,718               11,153
    1990            11,244                12,102               11,246
    1990            11,221                12,063               11,314
    1990            11,913                12,828               11,339
    1990            12,233                13,186               11,339
    1991            13,020                13,774               11,407
    1991            13,978                14,735               11,424
    1991            14,347                15,097               11,441
    1991            14,347                15,147               11,458
    1991            15,115                15,778               11,492
    1991            14,349                15,063               11,525
    1991            15,133                15,783               11,542
    1991            15,675                16,138               11,576
    1991            15,538                15,870               11,627
    1991            15,886                16,103               11,644
    1991            15,352                15,434               11,678
    1991            17,290                17,201               11,686
    1992            17,255                16,899               11,703
    1992            17,420                17,097               11,746
    1992            16,990                16,765               11,805
    1992            17,055                17,278               11,822
    1992            17,198                17,337               11,839
    1992            16,814                17,083               11,881
    1992            17,373                17,803               11,907
    1992            17,009                17,420               11,941
    1992            17,244                17,623               11,975
    1992            17,688                17,705               12,017
    1992            18,577                18,282               12,034
    1992            18,696                18,511               12,025
    1993            19,019                18,682               12,085
    1993            18,969                18,916               12,127
    1993            19,496                19,317               12,169
    1993            19,139                18,872               12,203
    1993            19,633                19,345               12,220
    1993            19,651                19,409               12,237
    1993            19,596                19,351               12,237
    1993            20,316                20,067               12,271
    1993            20,503                19,912               12,297
    1993            20,684                20,344               12,347
    1993            20,128                20,129               12,356
    1993            20,585                20,380               12,356
    1994            21,232                21,088               12,390
    1994            20,658                20,495               12,432
    1994            19,655                19,606               12,475
    1994            19,629                19,874               12,492
    1994            19,654                20,166               12,500
    1994            18,984                19,672               12,542
    1994            19,437                20,339               12,576
    1994            20,321                21,159               12,627
    1994            19,991                20,638               12,661
    1994            20,274                21,119               12,670
    1994            19,477                20,336               12,686
    1994            19,625                20,635               12,686
    1995            20,058                21,186               12,737
    1995            20,847                21,995               12,788
    1995            21,441                22,652               12,831
    1995            22,062                23,330               12,873
    1995            22,744                24,228               12,898
    1995            23,739                24,792               12,924
    1995            25,011                25,633               12,924
    1995            25,088                25,684               12,958
    1995            25,872                26,765               12,983
    1995            25,944                26,688               13,025
    1995            26,894                27,838               13,017
    1995            26,939                28,375               13,008
    1996            27,592                29,360               13,085
    1996            28,168                29,613               13,127
    1996            28,266                29,903               13,195
    1996            29,277                30,357               13,246
    1996            29,922                31,107               13,271
    1996            29,532                31,228               13,280
    1996            28,260                29,861               13,305
    1996            29,371                30,482               13,331
    1996            31,157                32,192               13,373
    1996            31,690                33,099               13,415
    1996            33,704                35,589               13,441
    1996            32,977                34,884               13,441
    1997            35,157                37,085               13,483
    1997            34,714                37,356               13,525
    1997            33,080                35,817               13,559
    1997            34,618                37,969               13,576
    1997            37,072                40,251               13,568
    1997            38,650                42,059               13,585
    1997            42,071                45,406               13,602
    1997            40,399                42,855               13,627
    1997            42,635                45,216               13,661
    1997            41,217                43,724               13,695
    1997            42,332                45,731               13,686
    1997            42,929                46,517               13,670
    1998            43,229                47,052               13,695
    1998            46,278                50,426               13,720
    1998            48,612                53,013               13,746
    1998            49,448                53,553               13,771
    1998            48,251                52,600               13,797
    1998            50,100                54,741               13,814


INSET LEGEND READS:
Growth
Portfolio
$50,100

S&P 500
Index
$54,741

Consumer
Price Index
$13,814

INSET BOX ON CHART READS:

Growth Portfolio

Annualized Total Returns*
-----------------------------
10 Years               17.48%

5 Years                20.57%

1 Year                 29.63%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



High Yield Portfolio Review

[GRAPHIC OMITTED: PHOTO OF THOMAS N. HAAG]

Thomas N. Haag is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He is an assistant vice president of Lutheran Brotherhood and has managed the Portfolio since January 1992. Tom has been with Lutheran Brotherhood since 1986.

Corporate bond prices, like prices for stocks, remained volatile in the first half of 1998. Prices for corporates were strong through March, leveled off in April, and then weakened in May and June, as the Asian economic crisis worsened and supplies of new issues remained strong. Although corporate prices ended the period higher than where they began, the spreads between yields for corporates and Treasuries reached their widest levels in two years. The total returns for high-yield issues were stronger than those for Treasuries and other corporates, largely because of the extra income that high-yield issues offer. For the six months ended June 30, 1998, the High Yield Portfolio earned a total return of 4.64% (based on NAV). That compares with a return of 4.50% for the Lehman Brothers High-Yield Index.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Corporate Bonds                       85.4%

Short-Term Securites                   1.4%

Non-Convertible Preferred Stocks       6.9%

Common Stocks & Warrants               3.5%

Convertible Preferred Stocks           2.8%

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

   Moody's Bond Quality
   Rating Distribution

Aaa                   0.0%

Aa                    0.0%

A                     0.4%

Baa                   1.2%

Ba                   21.9%

B                    56.1%

Caa                  11.0%

Ca                    1.1%

C                     0.0%

D                     0.1%

Not Rated             8.2%

Investment Strategy

The large supply of new issues included many bonds in the media/tele-communications sector, where the Portfolio has been heavily invested for some time. This added to the extra volatility that the sector often faces. During the period, we continued our strategy of selling selected media/telecom-munications holdings as their prices strengthened and buying others as their prices weakened. The Portfolio had a slightly higher weighting in these issues when the period ended than it did when the period began. Conversely, we reduced the Portfolio's weighting in issues of financial firms slightly during this time, believing that many bonds in this sector had become over-priced.

With investors increasingly nervous about earnings, we continued to add bonds with higher credit ratings and shorter maturities. During the period, we increased the Portfolio's weighting in bonds with a Moody's quality rating of "Ba" or better from 15.2% to 23.4% and reduced the portfolio's average maturity.

[GRAPHIC BAR CHART OMITTED: TOP 10 SECTORS]

Top 10 Sectors

Telecommunications            19.2%

Broadcasting                  11.3%

Bank & Finance                 6.4%

Oil & Gas                      4.5%

Leisure & Entertainment        3.8%

Hospital Management            3.1%

Food & Beverage                2.9%

Textiles & Apparel             2.5%

Transportation                 2.5%

Electric Utilities             2.4%

Footnote reads:
These sectors represent 58.6% of the Portfolio's total investments.

Further Choppiness Ahead

Prices for high-yield bonds, like those for stocks, will likely remain volatile in coming months until concerns about corporate earnings and the Asian economic crisis subside. However, the high-yield market should continue to perform well against other fixed-income securities, given a relatively strong economic climate and coupon yields that remain attractive against current rates of inflation.

Investment Objective:

To seek high current income and growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

INSET BOX READS:
Portfolio Facts
Inception Date:             11/2/87

Total Assets
(in millions):             $1,510.3

With supplies of new issues likely to remain heavy, we expect to maintain a relatively conservative investment strategy that focuses on higher-quality high-yield issues and somewhat shorter maturities. We continue to believe that the media/telecommunications sector will benefit from long-term trends like industry deregulation and expect to keep large positions in that sector.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 6/30/88]

Performance Through June 30, 1998
Growth of $10,000 Invested Since 6/30/88

                                           Lehman              Consumer
     Month End        High Yield         High Yield              Price
       Date           Portfolio             Index                Index
 ----------------------------------------------------------------------
       1988             10,000             10,000               10,000
       1988             10,051             10,066               10,042
       1988             10,047             10,051               10,085
       1988             10,147             10,178               10,153
       1988             10,258             10,301               10,186
       1988             10,247             10,361               10,195
       1988             10,389             10,410               10,212
       1989             10,632             10,593               10,263
       1989             10,704             10,617               10,305
       1989             10,632             10,534               10,364
       1989             10,578             10,578               10,432
       1989             10,863             10,783               10,492
       1989             11,154             10,917               10,517
       1989             11,132             10,903               10,542
       1989             11,232             10,940               10,559
       1989             11,031             10,756               10,593
       1989             10,735             10,501               10,644
       1989             10,766             10,480               10,669
       1989             10,714             10,497               10,686
       1990             10,508             10,271               10,797
       1990             10,317             10,060               10,847
       1990             10,402             10,323               10,907
       1990             10,412             10,306               10,924
       1990             10,739             10,505               10,949
       1990             10,896             10,759               11,008
       1990             11,084             11,048               11,051
       1990             10,755             10,420               11,153
       1990             10,310              9,659               11,246
       1990              9,992              9,152               11,314
       1990             10,163              9,437               11,339
       1990             10,316              9,490               11,339
       1991             10,422              9,751               11,407
       1991             11,110             10,818               11,424
       1991             11,595             11,455               11,441
       1991             11,989             11,925               11,458
       1991             12,122             11,946               11,492
       1991             12,448             12,300               11,525
       1991             12,778             12,694               11,542
       1991             12,984             12,986               11,576
       1991             13,199             13,166               11,627
       1991             13,670             13,606               11,644
       1991             13,878             13,676               11,678
       1991             13,960             13,873               11,686
       1992             14,535             14,362               11,703
       1992             14,941             14,717               11,746
       1992             15,201             14,899               11,805
       1992             15,338             14,956               11,822
       1992             15,599             15,166               11,839
       1992             15,691             15,309               11,881
       1992             16,011             15,540               11,907
       1992             16,244             15,744               11,941
       1992             16,434             15,904               11,975
       1992             16,111             15,680               12,017
       1992             16,410             15,878               12,034
       1992             16,763             16,059               12,025
       1993             17,438             16,526               12,085
       1993             17,721             16,817               12,127
       1993             18,105             17,034               12,169
       1993             18,214             17,182               12,203
       1993             18,537             17,386               12,220
       1993             19,166             17,752               12,237
       1993             19,356             17,924               12,237
       1993             19,511             18,074               12,271
       1993             19,511             18,121               12,297
       1993             20,175             18,487               12,347
       1993             20,257             18,576               12,356
       1993             20,604             18,806               12,356
       1994             21,241             19,215               12,390
       1994             21,164             19,165               12,432
       1994             20,361             18,440               12,475
       1994             20,099             18,315               12,492
       1994             20,201             18,324               12,500
       1994             20,286             18,381               12,542
       1994             20,138             18,537               12,576
       1994             20,294             18,669               12,627
       1994             20,190             18,670               12,661
       1994             20,248             18,715               12,670
       1994             19,815             18,479               12,686
       1994             19,698             18,616               12,686
       1995             19,762             18,869               12,737
       1995             20,534             19,517               12,788
       1995             20,738             19,727               12,831
       1995             21,248             20,228               12,873
       1995             21,701             20,795               12,898
       1995             21,806             20,934               12,924
       1995             22,498             21,198               12,924
       1995             22,594             21,264               12,958
       1995             22,808             21,525               12,983
       1995             22,915             21,659               13,025
       1995             23,182             21,849               13,017
       1995             23,559             22,192               13,008
       1996             24,107             22,583               13,085
       1996             24,717             22,601               13,127
       1996             24,483             22,585               13,195
       1996             24,648             22,635               13,246
       1996             24,924             22,771               13,271
       1996             24,724             22,960               13,280
       1996             24,548             23,065               13,305
       1996             24,943             23,314               13,331
       1996             25,796             23,876               13,373
       1996             25,725             24,060               13,415
       1996             25,992             24,534               13,441
       1996             26,280             24,711               13,441
       1997             26,595             24,953               13,483
       1997             26,984             25,345               13,525
       1997             26,124             24,967               13,559
       1997             26,128             25,229               13,576
       1997             27,129             25,769               13,568
       1997             27,907             26,127               13,585
       1997             28,866             26,846               13,602
       1997             28,961             26,784               13,627
       1997             29,862             27,314               13,661
       1997             29,597             27,339               13,695
       1997             29,692             27,601               13,686
       1997             29,984             27,844               13,670
       1998             30,617             28,345               13,695
       1998             31,045             28,513               13,720
       1998             31,453             28,781               13,746
       1998             31,331             28,893               13,771
       1998             31,222             28,994               13,797
       1998             31,375             29,098               13,814


INSET LEGEND READS:
High Yield
Portfolio
$31,375

Lehman
High Yield
Index
$29,098

Consumer
Price Index
$13,814

INSET BOX ON CHART READS:

High Yield Portfolio
Annualized Total Returns*
--------------------------
10 Years            12.11%

5 Years             10.35%

1 Year              12.43%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Income Portfolio Review

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HEEREN]

Charles E. Heeren is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He is a vice president of Lutheran Brotherhood and has managed the Portfolio since its inception in January 1987. Chuck has been with Lutheran Brotherhood since 1976.

The positive economic climate of the past six months benefited certain bonds in the Income Portfolio that are particularly sensitive to corporate earnings both here and abroad. At the same time, a decline in inflation produced strong returns for the Portfolio's bond holdings with longer maturities. As a result, the Portfolio performed well during the reporting period, outpacing its market benchmark. For the six months ended June 30, 1998, the Portfolio earned a total return of 4.53%
(based on NAV). Over the same time, the Lehman Aggregate Bond Index returned 3.93%.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Corporate Bonds                     49.4%

Foreign Government Bonds             2.5%

Asset-Backed Securities             12.5%

Mortgage-Backed Securities          11.4%

U.S. Government                     15.7%

Common Stocks                        0.2%

Preferred Stocks                     1.3%

Short-Term Securities                7.0%

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                                  % of
Top 10 Holdings                               Security          Portfolio
-------------------------------------------------------------------------
U.S. Treasury Bond, 7.25%, 8/15/2022          U.S. Government      6.9%

Government National Mortgage Association      Mortgage-Backed      3.7%

U.S. Treasury Note, 7.875%, 11/15/2004        U.S. Government      3.7%

Federal National Mortgage Association         Mortgage-Backed      3.6%

Federal Home Loan Mortgage Corp.,
  Gold Pass Through                           Mortgage-Backed      2.3%

Deutsche Floorplan Receivables
  Master Trust, Series 1994-1-A               Asset-Backed         2.0%

World Omni Auto Lease Trust                   Asset-Backed         1.8%

U.S. Treasury Bond, 8.75%, 8/15/2020          U.S. Government      1.7%

Koch Industries, Inc.                         Commercial Paper     1.6%

World Financial Network Credit Card
  Master Trust, Series 1996-B                 Asset-Backed         1.6%

Footnote reads:
These holdings represent 28.9% of the Portfolio's total investments.

Help From High-Yield Corporates, "Yankees," Convertibles

At the end of 1997, before the period began, we invested a small portion of the Portfolio's assets in lower-rated, higher-yielding corporate bonds. Besides supporting the Portfolio's income as interest rates fell, these bonds provided strong price gains in the early months of 1998-- when stronger economic growth improved the credit ratings of many issuers. During this time, the Portfolio also enjoyed strong price gains from dollar-denominated "Yankee" bonds issued in U.S. dollars in the United States by foreign companies and governments. As the economic crisis in Asia seemed to stabilize in February and March, these Yankee bonds rebounded strongly from their late 1997 price declines. As the stock market advanced, the Portfolio's small position in bonds that can be converted into equities further enhanced performance.

[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

     Moody's Bond Quality
      Rating Distribution

Government/Aaa           45.8%

Aa                        6.2%

A                        19.7%

Baa                      12.6%

Ba                       13.9%

B                         1.8%

Caa                       0.0%

Ca                        0.0%

C                         0.0%

Investments in these issues are part of a larger strategy to find bonds that represented good value. In holding higher-yielding corporate bonds, we were able to emphasize issues that we felt were underpriced in the market. The Portfolio's holdings in this sector include bonds of utility companies, cable television and broadcasting companies, energy companies and health care firms, all with improving credit fundamentals.

To balance the increased risk that high-yield bonds carry, we traded some of the Portfolio's asset-backed securities and higher-quality corporate bonds for U.S. Treasury securities. An outperformance by Treasury bonds for the period further enhanced the Portfolio's returns. Later in the period, when corporate prices were becoming more attractive, we added investments in high-quality issues with longer maturities.

Investment Objective:

To seek a high level of income while preserving principal by investing primarily in intermediate and long-term bonds.

INSET BOX READS:

Portfolio Facts
Inception Date:           1/9/87

Total Assets
(in millions):            $957.6

Quality Key in Uncertain Times

By the end of the period, we had significantly increased the credit quality of the Portfolio's investments and moved the weighting in corporate bonds closer to that of its benchmark index. If higher interest rates or a further worsening of Asia's problems threaten U.S. economic growth, we may trade additional corporate positions for U.S. Treasuries. With interest rates at low levels, however, the extra yield that corporates offer will remain important to Portfolio returns.

In a climate of economic uncertainty, individual bond selection will also become increasingly important. With this in mind, we will continue to look for corporate debt of issuers with stable earnings streams, giving greater attention to bonds of retail, electric utility and health care firms.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 6/30/88]

Performance Through June 30, 1998
Growth of $10,000 Invested Since 6/30/88

                                    Lehman
   Month End       Income          Aggregate          Customer
      Date       Portfolio        Bond Index        Price Index
-----------------------------------------------------------------
      1988         10,000            10,000            10,000
      1988          9,946             9,947            10,042
      1988          9,967             9,973            10,085
      1988         10,237            10,199            10,153
      1988         10,467            10,391            10,186
      1988         10,340            10,264            10,195
      1988         10,406            10,276            10,212
      1989         10,563            10,423            10,263
      1989         10,412            10,348            10,305
      1989         10,472            10,393            10,364
      1989         10,676            10,610            10,432
      1989         10,907            10,889            10,492
      1989         11,252            11,220            10,517
      1989         11,446            11,459            10,542
      1989         11,342            11,290            10,559
      1989         11,355            11,347            10,593
      1989         11,523            11,626            10,644
      1989         11,649            11,737            10,669
      1989         11,678            11,768            10,686
      1990         11,541            11,628            10,797
      1990         11,595            11,666            10,847
      1990         11,634            11,674            10,907
      1990         11,483            11,566            10,924
      1990         11,834            11,909            10,949
      1990         12,017            12,101            11,008
      1990         12,163            12,267            11,051
      1990         11,966            12,103            11,153
      1990         11,891            12,204            11,246
      1990         12,003            12,359            11,314
      1990         12,285            12,624            11,339
      1990         12,486            12,821            11,339
      1991         12,633            12,980            11,407
      1991         12,937            13,091            11,424
      1991         13,094            13,181            11,441
      1991         13,281            13,323            11,458
      1991         13,435            13,400            11,492
      1991         13,455            13,394            11,525
      1991         13,632            13,580            11,542
      1991         13,946            13,873            11,576
      1991         14,248            14,155            11,627
      1991         14,402            14,312            11,644
      1991         14,502            14,444            11,678
      1991         14,953            14,873            11,686
      1992         14,898            14,670            11,703
      1992         14,996            14,766            11,746
      1992         15,005            14,683            11,805
      1992         15,057            14,789            11,822
      1992         15,345            15,068            11,839
      1992         15,558            15,276            11,881
      1992         15,920            15,588            11,907
      1992         16,077            15,745            11,941
      1992         16,268            15,933            11,975
      1992         16,006            15,721            12,017
      1992         16,068            15,724            12,034
      1992         16,332            15,974            12,025
      1993         16,672            16,281            12,085
      1993         17,021            16,566            12,127
      1993         17,122            16,635            12,169
      1993         17,248            16,752            12,203
      1993         17,279            16,773            12,220
      1993         17,636            17,077            12,237
      1993         17,793            17,174            12,237
      1993         18,114            17,475            12,271
      1993         18,169            17,522            12,297
      1993         18,331            17,587            12,347
      1993         18,135            17,437            12,356
      1993         18,237            17,531            12,356
      1994         18,506            17,768            12,390
      1994         18,106            17,459            12,432
      1994         17,510            17,028            12,475
      1994         17,322            16,892            12,492
      1994         17,355            16,890            12,500
      1994         17,228            16,853            12,542
      1994         17,600            17,188            12,576
      1994         17,644            17,209            12,627
      1994         17,334            16,956            12,661
      1994         17,270            16,940            12,670
      1994         17,274            16,903            12,686
      1994         17,383            17,020            12,686
      1995         17,698            17,357            12,737
      1995         18,103            17,770            12,788
      1995         18,205            17,878            12,831
      1995         18,517            18,129            12,873
      1995         19,319            18,830            12,898
      1995         19,478            18,968            12,924
      1995         19,366            18,926            12,924
      1995         19,609            19,155            12,958
      1995         19,797            19,341            12,983
      1995         20,103            19,592            13,025
      1995         20,416            19,886            13,017
      1995         20,747            20,164            13,008
      1996         20,866            20,298            13,085
      1996         20,427            19,944            13,127
      1996         20,225            19,805            13,195
      1996         20,100            19,694            13,246
      1996         20,088            19,654            13,271
      1996         20,338            19,918            13,280
      1996         20,379            19,972            13,305
      1996         20,304            19,938            13,331
      1996         20,700            20,285            13,373
      1996         21,180            20,735            13,415
      1996         21,618            21,089            13,441
      1996         21,420            20,893            13,441
      1997         21,487            20,958            13,483
      1997         21,589            21,010            13,525
      1997         21,271            20,777            13,559
      1997         21,520            21,089            13,576
      1997         21,746            21,289            13,568
      1997         22,061            21,543            13,585
      1997         22,713            22,124            13,602
      1997         22,473            21,936            13,627
      1997         22,834            22,261            13,661
      1997         23,017            22,584            13,695
      1997         23,120            22,688            13,686
      1997         23,294            22,917            13,670
      1998         23,608            23,210            13,695
      1998         23,647            23,191            13,720
      1998         23,783            23,270            13,746
      1998         23,915            23,391            13,771
      1998         24,123            23,613            13,797
      1998         24,350            23,814            13,814


INSET LEGEND READS:
Income
Portfolio
$24,350

Lehman
Aggregate
Bond Index
$23,814

Consumer
Price Index
$13,814

INSET BOX ON CHART READS:

Income Portfolio
Annualized Total Returns*
---------------------------
10 Years              9.30%

5 Years               6.66%

1 Year                10.38%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Money Market Portfolio Review

[GRAPHIC OMITTED: PHOTO OF GAIL R. ONAN]

Gail R. Onan is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994 and has been with Lutheran Brotherhood since 1969.

Investor hesitation, spurred by caution regarding economic growth and interest rates, caused money market yields to trade in a narrow range during the first half of 1998. After ending 1997 with an average yield of 5.12%, money market instruments in the IBC Donoghue's All-Taxable Index rose to 5.23% early in 1998, as the market absorbed large issues of new short-term corporate debt. However, by the end of April, as economic problems in Asia encouraged the Federal Reserve to take a neutral stance toward interest rates and some large institutional investors thought the Fed might even cut rates, the average yield for the Index fell below 5.00%.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Commercial Paper                  81.6%

Certificates of Deposit            4.4%

Medium Term Notes                  1.5%

Variable Rate Notes                7.0%

Bank Notes                         4.5%

Banker Acceptances                 1.0%

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                                     % of
Top 10 Holdings                        Industry                    Portfolio
----------------------------------------------------------------------------
[S]                                    [C]                           [C]
Prudential Funding Corp.               Insurance                       4.6%

PNC Bank, NA                           Banking                         4.6%

Leland Stanford Junior University      Education                       4.5%

Block Financial Corp.                  Services                        4.3%

Amoco Oil Co.                          U.S. Municipal                  4.1%

Associates Corp. of North America      Finance-Consumer                4.0%

IBM Credit Corp.                       Computer & Office Equipment     3.7%

General Electric Capital Corp.         Finance-Commercial              3.7%

Chevron Transport Corp.                Industrial                      3.7%

CIT Group Holdings, Inc.               Finance-Commercial              3.3%

Footnote reads:
These holdings represent 40.5% of the Portfolio's total investments.

Once it was clear that rising wages and continued economic strength would prevent a Fed rate cut, money market yields edged slightly higher. This left the Index with an average yield of 5.04% at the end of June.

By changing the mix of investments and maturities in the Money Market Portfolio to make the most of these fluctuations, we helped the Portfolio earn a total return of 2.67% (based on NAV) for the six months ended June 30, 1998.

Moving Maturities

As we adjusted the Portfolio's average investment maturity to the changing outlook for yields, we focused on longer-term issues when yields were more attractive and shorter-term issues when it looked like yields might rise. At the start of the period, the Portfolio had a weighted average maturity of 47 days, versus an average 54 days for the Donoghue Index. When large supplies of new issues pushed money market yields higher, we made the most of this trend by adding longer maturities. At the same time, we added short-term issues to maintain good liquidity for the Portfolio, creating a "modified barbell" approach to its maturity structure.

As it became clear that the Fed would not raise interest rates, the spreads between yields for shorter- and long-term issues narrowed. With yields for longer-term securities less attractive than they had been, we gave greater attention to shorter-term issues. As a result, we were able to move quickly into higher-yielding issues once market yield trends reversed and began to increase. At the end of June, the Portfolio had a weighted average maturity of 54 days, versus 58 days for the Index.

[GRAPHIC OMITTED: MONEY MARKET PORTFOLIO]

Money Market Portfolio

Annualized Total Returns*
Period Ending 6/30/98
------------------------------------
10 Years                       5.62%
5 Years                        4.89%
1 Year                         5.51%

Seven-Day Yields+
------------------------------------
Current                        5.23%
Effective                      5.37%

As in previous periods, we looked for special yield opportunities in individual investments. We continued to add yield with taxable municipal paper issued by state and local governments for commercial projects that had credit enhancements from major corporations and banks. We also added yield through a small allocation to U.S. dollar-denominated securities issued by top-tier banks and businesses in Europe.

Investment Objective:

To seek current income with stability of principal by investing in high quality, short-term debt securities.****

INSET BOX READS:

Portfolio Facts
Inception Date:        1/9/87

Total Assets
(in millions):         $134.7

Narrow Trading Range to Continue

With a tight labor market keeping upward pressure on wages and inflation, we do not expect the Fed to cut interest rates any time soon. A hike in rates also seems unlikely, given the chance for a near-term slowdown in U.S. economic growth. As a result, we expect money market yields to remain in a relatively narrow range in the second half of 1998.

In this environment, we plan to keep the Portfolio's average investment maturity short relative to the Donoghue Index. This should let us move more quickly into higher-yielding instruments if market rates should rise. Meanwhile, we'll continue to look for special individual investment opportunities that can enhance the Portfolio's yield.

Notes to Portfolio Management Reviews

   * The annualized total returns for the Portfolio reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. (The Mid Cap Growth Portfolio's total return is cumulative.) Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LBSC registered representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

  ** International investing has special risks, including currency fluctuation and political volatility.

 *** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** Investments in the Money Market Portfolio are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Portfolio will maintain a stable net asset value.

   + Seven-day yields of the LB Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a current prospectus.




LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH PORTFOLIO
Portfolio of Investments
June 30, 1998
(unaudited)

       Shares                                           Value
    ------------                                     ------------
                 COMMON STOCKS - 97.8% (a)
                 Aerospace & Defense - 1.8%
        45,100   Aar Corp.                         $    1,333,269
        41,400   Avondale Industries, Inc.              1,142,381
        46,500   Orbital Sciences Corp.                 1,737,938 (b)
        24,600   Precision Castparts Corp.              1,313,025 (c)
        28,900   REMEC, Inc.                              328,738 (b)
        33,000   Triumph Group, Inc.                    1,386,000 (b)
                                                   --------------
                                                        7,241,351
                                                   --------------

                 Airlines - 0.6%
        50,900   COMAIR Holdings Inc.                   1,571,538
        38,100   Mesaba Holdings, Inc.                    876,300
                                                   --------------
                                                        2,447,838
                                                   --------------

                 Automotive - 2.1%
        32,000   Central Parking Corp.                  1,488,000
        11,800   Dura Automotive Systems, Inc.            379,075 (b)
        95,200   Gentex Corp.                           1,725,500 (b,c)
        38,900   Group 1 Automotive, Inc.                 622,400 (b)
        45,900   O'Reilly Automotive, Inc.              1,652,400 (b)
        32,800   Tower Automotive, Inc.                 1,406,300 (b)
        46,400   Travis Boats & Motors, Inc.            1,136,800 (b)
                                                   --------------
                                                        8,410,475
                                                   --------------

                 Bank & Finance - 8.8%
        28,500   Affiliated Managers Group, Inc.        1,058,063 (b)
        55,200   Americredit Corp.                      1,969,950 (b)
        52,800   Amerin Corp.                           1,541,100 (b)
        30,700   Annaly Mortgage
                 Management, Inc.                         278,219
        14,500   Astoria Financial Corp.                  775,750
        43,400   Bay View Capital Corp.                 1,377,950
        45,300   City National Corp.                    1,673,269
        21,500   CMAC Investment Corp.                  1,322,250
        25,200   Commerce Bankcorp, Inc.                1,474,200
        60,100   Community First
                 Bank Shares, Inc.                      1,573,869
        22,700   Executive Risk, Inc.                   1,674,125
        27,500   E.W. Blanch Holdings, Inc.             1,010,625
        16,200   FIRSTPLUS Financial
                 Group, Inc.                              583,200 (b)
        30,000   Fremont General Corp.                  1,625,625
        29,800   HealthCare Financial
                 Partners, Inc.                         1,827,113 (b)
        46,100   Imperial Bancorp                       1,383,000
        77,300   Imperial Credit Commercial
                 Mortgage Investment Corp.              1,009,731
        52,030   Imperial Credit Industries             1,222,705 (b)
        26,100   Legg Mason, Inc.                       1,502,381
        15,600   Metris Companies, Inc.                   994,500
        20,400   New Century Financial Corp.              204,000 (b)
        87,000   North Fork Bancorporation, Inc.        2,126,063 (c)
        41,200   Pioneer Group, Inc.                    1,084,075
        54,700   PLC Capital Trust II                   2,006,806
        56,200   Silicon Valley Bancshares              2,000,369
        25,400   Webster Financial Corp.                  844,550
        14,600   Zions Bancorporation                     775,625
                                                   --------------
                                                       34,919,113
                                                   --------------

                 Biotechnology - 1.5%
        23,600   Affymetrix, Inc.                         567,875 (b)
        17,500   Biogen, Inc.                             857,500 (b)
        52,400   Covance, Inc.                          1,179,000 (b)
         8,300   Medco Research, Inc.                     211,650 (b)
       103,600   NBTY, Inc.                             1,903,650 (b)
        35,880   Serologicals Corp.                     1,157,130 (b)
                                                   --------------
                                                        5,876,805
                                                   --------------

                 Building &
                 Construction - 1.4%
        81,600   American Homestar Corp.                1,953,300 (b)
        42,204   Fairfield Communities, Inc.              809,789 (b)
        43,300   Global Industries Ltd.                   730,688 (b)
        21,400   NCI Building Systems, Inc.             1,235,850 (b)
        20,200   Simpson Manufacturing Co., Inc.          780,225 (b)
                                                   --------------
                                                        5,509,852
                                                   --------------

                 Business Services - 10.2%
        22,400   ABR Information Services, Inc.           532,000 (b)
        31,900   AccuStaff, Inc.                          996,875 (b)
        50,000   AMRESCO, Inc.                          1,456,250
        23,735   Aztec Consulting, Inc.                   180,979 (b)
         1,600   Billing Concepts Corp.                    24,800 (b)
        34,400   Carriage Services, Inc.                  864,300 (b)
       247,250   Complete Management, Inc.                973,547 (b)
        70,050   Concord EFS, Inc.                      1,830,056 (b)
        21,100   Consolidated Graphics, Inc.            1,244,900 (b)
        21,500   Cort Business Services Corp.             677,250 (b)
        51,300   Eltron International, Inc.             1,410,750 (b)
        14,400   Fastenal Co.                             668,700
        17,800   G & K Services, Inc.                     776,525
        42,500   HA LO Industries, Inc.                 1,322,813 (b)
        48,300   Innovative Valve
                 Technologies, Inc.                       356,213 (b)
        34,500   Knoll, Inc.                            1,017,750 (b)
        47,100   Merrill Corp.                          1,039,144
        66,900   META Group, Inc.                       1,480,163 (b)
        67,600   Metamor Worldwide, Inc.                2,378,675 (b)
        84,330   National Computer Systems, Inc.        2,023,920
        11,867   Navigant International, Inc.             100,870 (b)
        53,000   NCO Group, Inc.                        1,166,000 (b)
        86,200   Paging Network, Inc.                   1,206,800 (b)
       133,200   PMT Services, Inc.                     3,388,275 (b)
        23,600   Pre-Paid Legal Services, Inc.            744,875 (b)
       111,300   Professional Staff plc, ADR $          1,530,375 (b)
        65,300   Rent - Way, Inc.                       1,991,650 (b)
        46,000   Romac International, Inc.              1,397,250 (b)
        37,800   Service Experts, Inc.                  1,304,100 (b)
        17,400   StaffMark, Inc.                          637,275 (b)
        77,100   Steiner Leisure Ltd.                   2,332,275 (b)
        20,700   Strayer Education, Inc.                  750,375
        40,700   Superior Services, Inc.                1,223,544 (b)
        48,700   Tetra Tech, Inc.                       1,180,975 (b)
        15,823   Workflow Management, Inc.                127,573 (b)
                                                   --------------
                                                       40,337,822
                                                   --------------

                 Chemicals - 0.4%
        67,200   Sybron Corp.                           1,696,800 (b)
                                                   --------------

                 Computer Equipment - 1.2%
        25,900   Pinnacle Systems, Inc.                   838,513 (b)
        43,600   Security Dynamics
                 Technologies, Inc.                       806,600 (b)
        44,300   Symbol Technologies, Inc.              1,672,325
        40,800   Technology Solutions Co.               1,292,850 (b)
                                                   --------------
                                                        4,610,288
                                                   --------------

                 Computer Software - 15.9%
         5,700   Advent Software, Inc.                    239,400 (b)
        33,600   Affiliated Computer Services           1,293,600 (b)
        34,700   Analysis International Corp.             984,613
        22,800   Arbor Software Corp.                     716,775 (b)
        42,400   Aspen Technology, Inc.                 2,141,200 (b)
        29,800   Autodesk, Inc.                         1,151,025
        64,200   AXENT Technologies, Inc.               1,966,125 (b)
        26,800   Bisys (The) Group, Inc.                1,098,800 (b)
        51,800   Cadence Design Systems, Inc.           1,618,750 (b)
        26,000   Cambridge Technology
                 Partners, Inc.                         1,420,250 (b)
        45,400   CBT Group Public Limited
                 Company, ADR                           2,428,900 (b)
        57,800   CIBER, Inc.                            2,196,400 (b)
        31,200   Citrix Systems, Inc.                   2,133,300 (b)
        43,400   Cognos, Inc.                           1,156,203 (b)
        65,000   Computer Management Sciences           1,543,750 (b)
        39,200   Cotelligent Group, Inc.                  916,300 (b)
        59,200   Datastream Systems, Inc.               1,128,500 (b)
        21,400   Documentum, Inc.                       1,027,200 (b)
        28,900   DST Systems, Inc.                      1,618,400 (b)
        31,500   Electronic Arts, Inc.                  1,701,000 (b)
        25,000   Engineering Animation, Inc.            1,525,000 (b)
        60,000   E*TRADE Group, Inc.                    1,376,250 (b)
        54,000   Harbinger Corp.                        1,306,125 (b)
        36,000   HBO & Co.                              1,269,000
        30,900   Hyperion Software Corp.                  880,650 (b)
        45,100   IDX Systems Corp.                      2,077,419 (b)
        15,000   International Network Services           615,000 (b)
        28,100   JDA Software Group, Inc.               1,229,375 (b)
        30,000   Keane, Inc.                            1,680,000 (b)
        42,800   Legato Systems, Inc.                   1,669,200 (b)
         6,700   Lexmark Int'l Group, Inc.                408,700
        41,000   National Data Corp.                    1,793,750
        45,000   National Instruments Corp.             1,608,750 (b)
        27,750   Network Associates, Inc.               1,328,531 (b)
        36,500   QRS Corp.                              1,373,313 (b)
        44,000   Saville Systems Ireland plc, ADR       2,205,500 (b)
         8,200   Sterling Commerce, Inc.                  397,700 (b)
        73,700   Summit Design, Inc.                    1,082,469 (b)
        54,200   Sykes Enterprises, Inc.                1,087,388 (b)
        40,500   Symantec Corp.                         1,058,063 (b)
        28,500   Synopsys, Inc.                         1,303,875 (b)
        43,000   Systems & Computer
                 Technology Corp.                       1,161,000 (b)
        32,500   Transaction Systems Architects         1,251,250 (b)
        57,800   Vanstar Corp.                            841,713 (b)
        27,000   Veritas Software Corp.                 1,117,125 (b)
        25,800   Visio Corp.                            1,231,950 (b)
        31,300   Zebra Technologies Corp.               1,338,075 (b)
                                                   --------------
                                                       62,697,662
                                                   --------------

                 Cosmetics - 0.2%
        48,500   French Fragrances, Inc.                  757,813 (b)
                                                   --------------

                 Distribution Services - 2.4%
        20,100   AmeriSource Health Corp.               1,320,319 (b)
         3,800   Aviation Sales Company                   150,575 (b)
        32,310   Central Garden & Pet Company           1,005,649 (b)
        39,400   Danka Business Systems
                 plc, ADR                                 465,413
        58,800   MSC Industrial Direct Co., Inc.,
                 Class A                                1,675,800 (b)
        39,400   Richfood Holdings, Inc.                  815,088
        17,600   Tech Data Corp.                          754,600 (b)
        29,500   U.S. Foodservice                       1,034,344 (b)
        29,669   U.S. Office Products Company             578,546 (b)
        42,800   Watsco, Inc.                           1,506,025
                                                   --------------
                                                        9,306,359
                                                   --------------

                 Education - 1.0%
        39,015   Apollo Group, Inc.                     1,289,933 (b)
        26,600   ITT Educational Services, Inc.           857,850 (b)
        23,100   Learning Tree International, Inc.        464,888 (b)
        13,186   School Specialty Inc.                    215,921 (b)
        38,450   Sylvan Learning Systems, Inc.          1,259,238 (b)
                                                   --------------
                                                         4,087,830
                                                   --------------

                 Electrical Equipment - 0.5%
        46,900   Advanced Lighting Technologies         1,090,425 (b)
        52,300   Berg Electronics Corporation           1,023,119 (b)
                                                   --------------
                                                        2,113,544
                                                   --------------

                 Electronic Components - 3.1%
        34,800   Artesyn Technologies, Inc.               556,800 (b)
        37,900   ATMI, Inc.                               568,500 (b)
        45,350   Burr-Brown Corp.                         952,350 (b)
        17,200   Cybex Computer Products Corp.            395,600 (b)
        28,300   Dallas Semiconductor Corp.               877,300
        35,200   Etec Systems, Inc.                     1,238,600 (b)
        33,200   Lattice Semiconductor Corp.              943,088 (b)
        38,900   Microchip Technology, Inc.             1,016,263 (b)
        39,000   Photronic, Inc.                          860,438 (b)
        12,200   Plexus Corp.                             242,475 (b)
        28,900   QLogic Corp.                           1,031,369 (b)
        42,400   Sanmina Corp.                          1,839,100 (b)
        30,100   Semtech Corp                             532,394 (b)
        30,000   Smart Modular Technologies, Inc.         438,750 (b)
        23,700   Veeco Instruments, Inc.                  589,538 (b)
                                                   --------------
                                                       12,082,565
                                                   --------------

                 Electronic Systems - 2.4%
        25,500   Black Box Corp.                          846,281 (b)
        38,300   IFR Systems, Inc.                        689,400 (c)
       117,000   International Manufacturing
                 Services, Inc.                           789,750 (b)
        29,600   KLA Instruments Corp.                    819,550 (b)
        52,200   Kulicke & Soffa Industries, Inc.         887,400 (b)
        22,800   Novellus Systems, Inc.                   813,675 (b)
        69,100   Sawtek, Inc.                           1,019,225 (b)
        64,500   Thermo Optek Corp.                       955,406 (b)
        48,500   Tollgrade Communications, Inc.         1,248,875 (b)
        19,700   Uniphase Corp.                         1,236,791 (b)
                                                   --------------
                                                        9,306,353
                                                   --------------

                 Energy Services - 1.8%
        29,200   BJ Services Co.                          848,625 (b)
        18,500   EVI  Inc.                                686,813 (b)
        43,400   Gulf Island Fabrication, Inc.            813,750 (b)
        73,300   Newpark Resources, Inc.                  815,463 (b)
        56,000   Oceaneering International, Inc.          994,000 (b)
        18,100   Offshore Logistics, Inc.                 321,275 (b)
        31,600   Pool Energy Services Co.                 466,100 (b)
        38,900   R&B Falcon Corp.                         880,113 (b)
        19,900   Smith Int'l, Inc.                        692,769 (b)
        52,500   UTI Energy Corp.                         675,938 (b)
                                                   --------------
                                                        7,194,846
                                                   --------------

                 Entertainment & Leisure - 1.7%
        18,800   Brinker International, Inc.              361,900 (b)
         1,300   GC Companies, Inc.                        67,438 (b)
        33,600   Imax Corp.                               766,500 (b)
        41,400   J & J Snack Foods Corp.                  864,225 (b)
        21,500   Luby's Cafeterias, Inc.                  377,594
        26,050   Promus Hotel Corp.                     1,002,925 (b)
        26,200   SFX Entertainment, Inc.                1,201,925 (b)
        84,800   Signature Resorts, Inc.                1,399,200 (b)
        19,100   Sonic Corp.                              427,363 (b)
        13,100   Steinway Musical
                 Instruments, Inc.                        422,475 (b)
                                                   --------------
                                                        6,891,545
                                                   --------------

                 Exploration &
                 Production - 1.2%
        82,000   Forcenergy, Inc.                       1,460,625
        32,400   Noble Affiliates, Inc.                 1,231,200
        61,120   Swift Energy Co.                         974,100 (b)
        62,500   Vintage Petroleum, Inc.                1,179,688
                                                   --------------
                                                        4,845,613
                                                   --------------

                 Food Processing - 0.6%
        13,500   Earthgrains Company                      754,313
        37,270   Smithfield Foods, Inc.                 1,136,735 (b)
         9,100   Twinlab Corp.                            397,556 (b)
                                                   --------------
                                                        2,288,604
                                                   --------------

                 Healthcare Services - 2.3%
        33,900   Access Health, Inc.                      864,450 (b)
        47,300   Concentra Managed Care, Inc.           1,229,800 (b)
        17,400   Healthcare Recoveries, Inc.              343,650 (b)
        19,000   Henry Schein, Inc.                       876,375 (b)
        17,000   Horizon Health Corp.                     297,500 (b)
        38,300   Inhale Therapeutic Systems               947,925 (b)
        14,900   Novoste Corp.                            328,731 (b)
        46,700   Orthodontic Centers of
                 America, Inc.                            977,781 (b)
        67,400   PhyMatrix Corp.                          593,963 (b)
        72,000   Total Renal Care Holdings, Inc.        2,484,000 (b)
                                                   --------------
                                                        8,944,175
                                                   --------------

                 Hospital Supplies &
                 Management - 6.1%
        19,800   Acuson Corp.                             360,113 (b,c)
        95,100   ADAC Labs, Inc.                        2,139,750
        60,600   Airgas, Inc.                             871,125 (b)
        46,600   American Oncology
                 Resources, Inc.                          569,394 (b)
        71,000   BMC Industries, Inc.                     621,250
        34,300   DENTSPLY International, Inc.             857,500
        33,800   First Health Group Corp.                 963,300 (b)
        49,400   Genesis Health Ventures, Inc.          1,235,000 (b)
        29,000   Integrated Health Services, Inc.       1,087,500
        51,800   Lincare Holdings, Inc.                 2,178,838 (b)
        44,100   Mentor Corp.                           1,069,425
        46,300   National Surgery Centers, Inc.         1,345,594 (b)
        78,900   NovaCare, Inc.                           927,075 (b)
        32,000   Omnicare, Inc.                         1,220,000
        10,700   Patterson Dental Co.                     391,888 (b)
        32,400   Pediatrix Medical Group, Inc.          1,204,875 (b)
        83,400   PSS World Medical, Inc.                1,219,725 (b)
        26,800   Quorum Health Group, Inc.                710,200 (b)
        28,200   Renal Care Group, Inc.                 1,242,563 (b)
        19,100   STERIS Corp.                           1,214,641 (b)
        21,500   Trex Medical Corp.                       354,750 (b)
        30,000   Universal Health Services, Inc.        1,751,250 (b)
        20,600   Veterinary Centers of
                 America, Inc.                            387,538 (b)
                                                   --------------
                                                       23,923,294
                                                   --------------

                 Information
                 Processing - 0.8%
        41,400   Data Processing Resources Corp.        1,285,988 (b)
        43,000   Paymentech, Inc.                         884,188 (b)
        28,100   SCI Systems, Inc.                      1,057,263 (b)
                                                   --------------
                                                        3,227,439
                                                   --------------

                 Machinery - 1.1%
        17,400   Aptargroup, Inc.                       1,082,063
        46,300   Donaldson Company, Inc.                1,093,838
         5,300   DT Industries, Inc.                      128,525
       107,800   Hypercom Corporation                   1,078,000 (b)
        37,700   Roper Industries, Inc.                   984,913
                                                   --------------
                                                        4,367,339
                                                   --------------

                 Media &
                 Communications - 4.7%
        29,100   ACNielsen Corp.                          734,775 (b)
         1,000   American Tower Corp.                      24,938
        41,800   Chancellor Media Corp.                 2,075,631 (b)
        58,300   CKS Group, Inc.                        1,049,400 (b)
         8,400   Cox Radio, Inc., Class A                 363,300 (b)
        23,600   CSG System International, Inc.         1,106,250 (b)
        24,100   Emmis Broadcasting Corp.,
                 Class A                                1,152,281 (b)
        35,900   Harte-Hanks, Inc.                        926,669
        20,000   Heftel Broadcasting Corp.                895,000 (b)
        29,700   Jacor Communications, Inc.             1,752,300 (b)
        49,700   Level One Communications, Inc.         1,167,950 (b)
        58,805   Outdoor Systems, Inc.                  1,646,540 (b)
        58,000   STARTEC Global
                 Communications Corp.                     667,000 (b)
        19,900   TCA Cable TV, Inc.                     1,194,000
        20,400   United Video Satellite
                 Group, Inc.                              808,350 (b)
        22,400   Univision Communications, Inc.           834,400 (b)
        12,200   World Color Press, Inc.                  427,000 (b)
        13,900   Young Broadcasting Corp.,
                 Class A                                  903,500 (b)
        64,600   Zomax Optical Media, Inc.                993,225 (b)
                                                   --------------
                                                       18,722,509
                                                   --------------

                 Mining & Metals - 1.1%
       113,000   Cambior, Inc.                            663,875
        88,100   Dayton Mining Corp.                       60,569 (b)
        23,600   Dayton Superior Corp., Class A           424,800 (b)
        32,700   Reliance Steel & Aluminum Co.          1,263,038
        61,400   RMI Titanium Company                   1,396,850
        46,400   Steel Dynamics, Inc.                     643,800 (b)
                                                   --------------
                                                        4,452,932
                                                   --------------

                 Miscellaneous Consumer
                 Products - 2.7%
        42,100   Blyth Industries, Inc.                 1,399,825 (b)
        33,290   Equity Corporation International         798,960 (b)
        15,800   Fossil, Inc.                             393,025 (b)
        50,800   Jones Apparel Group, Inc.              1,857,375 (b)
        54,800   Nautica Enterprises, Inc.              1,469,325 (b)
        14,300   Pillowtex Corp.                          573,788
        43,200   Tefron Ltd.                              950,400 (b)
        42,600   The North Face, Inc.                   1,022,400 (b)
        28,700   Wesley Jessen VisionCare, Inc.           663,688 (b)
        65,100   Wolverine World Wide, Inc.             1,411,856
                                                   --------------
                                                       10,540,642
                                                   --------------

                 Office Automation - 0.7%
        33,700   Technitrol, Inc.                       1,345,894
        57,800   Transition Systems, Inc.                 614,125 (b)
        27,500   XcelleNet, Inc.                          617,031 (b)
                                                   --------------
                                                        2,577,050
                                                   --------------

                 Oil & Oil Services (d)
         8,800   Eagle Geophysical, Inc.                   92,400 (b)
                                                   --------------

                 Pharmaceuticals - 3.7%
       158,800   Atrix Laboratories, Inc.               2,123,950 (b)
        19,000   Barr Laboratories, Inc.                  755,250 (b)
        10,300   Express Scripts, Inc.                    830,438 (b)
        15,500   IDEXX Laboratories, Inc.                 385,563 (b)
        83,300   Kendle International, Inc.             2,519,825 (b)
        48,200   Miravant Medical Technologies          1,064,919 (b)
        45,000   PAREXEL Int'l Corp.                    1,636,875 (b)
       130,700   PharMerica, Inc.                       1,576,569 (b)
        15,800   Sofamor Danek Group, Inc.              1,367,688 (b)
        38,940   Theragenics Corp.                      1,014,874 (b)
        28,000   Watson Pharmaceuticals, Inc.           1,307,250 (b)
                                                   --------------
                                                       14,583,201
                                                   --------------

                 Pollution Control - 0.7%
        70,700   Allied Waste Industries, Inc.          1,696,800 (b)
       157,300   Recycling Industries, Inc.               924,138 (b)
                                                   --------------
                                                        2,620,938
                                                   --------------

                 Real Estate Investment
                 Trust - 0.4%
        38,700   Apartment Investment &
                 Management Co.                         1,528,650
                                                   --------------

                 Restaurants - 1.5%
        39,700   Applebee's International, Inc.           888,288
        32,700   CKE Restaurants, Inc.                  1,348,875
        50,700   Dave & Busters, Inc.                   1,261,163 (b)
        41,620   Landry's Seafood Restaurant, Inc.        753,062 (b)
         9,000   Logan's Roadhouse, Inc.                  186,750 (b)
        37,400   Outback Steakhouse, Inc.               1,458,600 (b)
                                                   --------------
                                                        5,896,738
                                                   --------------

                 Retail - 6.9%
        22,700   Barnes and Noble, Inc.                   849,831 (b)
        37,100   Bed, Bath & Beyond, Inc.               1,922,244 (b)
        42,000   Borders Group, Inc.                    1,554,000 (b)
        53,100   Cannondale Corp.                         710,213 (b)
        20,600   CDW Computer Centers, Inc.             1,030,000 (b)
        18,500   CompUSA, Inc.                            334,156 (b)
        34,600   Day Runner, Inc.                         871,488 (b)
        39,600   Dollar Tree Stores, Inc.               1,608,750 (b)
        27,370   Fred Meyer, Inc.                       1,163,225 (b)
        33,800   General Nutrition Companies            1,052,025 (b)
        14,500   Guitar Center, Inc.                      436,813 (b)
        32,900   Insight Enterprise, Inc.               1,316,000 (b)
        14,600   Kenneth Cole Productions, Inc.           377,775 (b)
        32,000   Lands' End, Inc.                       1,012,000 (b)
        42,000   Men's (The) Wearhouse, Inc.            1,386,000 (b)
        33,600   Neiman Marcus Group, Inc.              1,459,500
        29,550   Pacific Sunwear of California          1,034,250 (b)
        51,000   Renters Choice, Inc.                   1,447,125 (b)
        33,000   Ross Stores, Inc.                      1,419,000
         4,400   Scherer (R.P.) Corp.                     389,950 (b)
        48,900   SLI, Inc.                              1,277,513 (b)
        72,400   Stein Mart, Inc.                         977,400 (b)
        49,500   Viking Office Products, Inc.           1,553,063 (b)
        13,700   Whole Foods Market, Inc.                 828,850 (b)
        42,500   Williams-Sonoma, Inc.                  1,352,031 (b)
                                                   --------------
                                                       27,363,202
                                                   --------------

                 Telecommunications
                 Equipment - 3.6%
        43,200   Aspect Telecommunications
                 Corp.                                  1,182,600 (b)
        29,500   Coherent Communications
                 Systems                                1,380,969 (b)
        40,600   Dialogic Corp.                         1,207,850 (b)
        40,300   Gilat Satellite Networks Ltd.          1,347,531 (b)
        30,400   Inter-Tel, Inc.                          486,400
        30,500   MRV Communications, Inc.                 632,875 (b)
        21,700   Pacific Gateway Exchange, Inc.           869,356 (b)
        50,600   P-Com, Inc.                              463,306 (b)
        30,900   Premisys Communications, Inc.            768,638 (b)
        51,100   Proxim, Inc.                             849,538 (b)
        60,637   Qwest Communications
                 Int'l, Inc.                            2,114,715 (b)
        26,100   Tekelec                                1,167,975 (b)
        39,300   Transaction Network
                 Services, Inc.                           827,756 (b)
        39,600   USA Networks, Inc.                       994,950 (b)
                                                   --------------
                                                       14,294,459
                                                   --------------

                 Telephone Services - 0.5%
        33,900   COMSAT Corp.                             959,794
        20,200   Comverse Technology, Inc.              1,047,875 (b)
                                                   --------------
                                                        2,007,669
                                                   --------------

                 Transportation
                 Services - 2.2%
        46,700   BE Aerospace, Inc.                     1,360,138 (b)
        44,200   Coach USA, Inc.                        2,016,625 (b)
        27,980   Expeditors Int'l of Washington         1,231,120
        51,700   Heartland Express, Inc.                1,046,925 (b)
        69,800   Swift Transportation Co., Inc.         1,382,913 (b)
        13,200   Teekay Shipping Corp.                    330,825
        41,700   USFreightways Corp.                    1,369,584
                                                   --------------
                                                        8,738,130
                                                   --------------

                 Total Common Stocks
                 (cost $385,563,663)                  386,503,811
                                                   --------------
     Principal
       Amount
  --------------

                 SHORT-TERM
                 SECURITIES - 2.2% (a)
                 Commercial Paper
    $8,500,000   Sheffield Receivables Corp.,
                 6.5%, due 7/1/1998
                 (at amortized cost)                    8,500,000
                                                   --------------

                 Total Investments
                 (cost $394,063,663)                 $395,003,811 (e)
                                                   ==============

Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at June 30, 1998.

(d) Category is less than 0.05% of the Opportunity Growth Portfolio's total investments.

(e) At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $394,063,663 and the net unrealized depreciation of investments based on that cost was $940,148 which is comprised of $33,990,412 aggregate gross unrealized appreciation and $33,050,264 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.







LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Portfolio of Investments
June 30, 1998
(unaudited)

        Shares                                           Value
     ------------                                    ------------

                COMMON STOCKS - 90.2% (a)
                Aerospace - 0.3%
        3,490   Sunstrand Corp.                        $199,803
                                                 --------------

                Airlines - 1.6%
        5,900   ASA Holdings, Inc.                      292,788
        9,300   COMAIR Holdings Inc.                    287,138
        4,950   Expeditors Int'l of Washington          217,800
        8,750   Southwest Airlines Co.                  259,219
                                                 --------------
                                                      1,056,945
                                                 --------------

                Automotive - 1.6%
       10,490   AutoZone, Inc.                          335,024 (b)
        3,690   Borg-Warner Automotive, Inc.            177,351
        4,690   Lear Corp.                              240,656 (b)
        8,860   Superior Industries
                International, Inc.                     249,741
                                                 --------------
                                                      1,002,772
                                                 --------------

                Automotive Parts - 0.3%
        3,880   Tower Automotive, Inc.                  166,355 (b)
                                                 --------------

                Bank & Finance - 10.1%
        3,850   Associates First Capital Corp.          295,969
        1,630   Bankers Trust NY Corp.                  189,182
        6,400   Charter One Financial, Inc.             215,600
        5,810   City National Corp.                     214,607
        3,710   Crestar Financial Corp.                 202,427
        3,920   Donaldson, Lufkin &
                Jenrette, Inc.                          199,185
       11,040   EVEREN Capital Corp.                    309,120
        4,530   Finova Group, Inc.                      256,511
        6,300   First American Corp.                    303,188
        4,330   FIRSTPLUS Financial
                Group, Inc.                             155,880 (b)
        5,700   Franklin Resources, Inc.                307,800
        1,870   Golden West Financial Corp.             198,804
        3,310   MGIC Investment Corp.                   188,877
        7,550   Mutual Risk Management Ltd.             275,103
        4,700   Northern Trust Corp.                    358,375
        5,250   PaineWebber Group, Inc.                 225,094
        2,350   PMI Group                               172,431
        8,170   Provident Companies, Inc.               281,865
        8,320   Sirrom Capital Corp.                    216,320
        2,990   State Street Corp.                      207,805
        3,740   Summit Bancorp                          177,650
        4,790   SunAmerica, Inc.                        275,126
        7,690   TCF Financial Corp.                     226,855
        4,310   Travelers Group, Inc.                   261,294
        6,730   Travelers Property
                Casualty Corp.                          288,549
        3,210   Union Planters Corp.                    188,788
        5,700   Zions Bancorporation                    302,813
                                                 --------------
                                                      6,495,218
                                                 --------------

                Broadcasting - 2.3%
        5,860   CBS Corp.                               186,055
        5,070   Chancellor Media Corp.                  251,757 (b)
        3,220   Clear Channel
                Communications, Inc.                    351,383 (b)
        7,670   Jacor Communications, Inc.              452,530 (b)
        7,700   Sinclair Broadcast Group, Inc.          221,375
                                                 --------------
                                                      1,463,100
                                                 --------------

                Building Products &
                Materials - 0.9%
        5,530   Fastenal Co.                            256,799
       12,360   Leggett & Platt, Inc.                   309,000
                                                 --------------
                                                        565,799
                                                 --------------

                Chemicals - 1.0%
        7,080   Crompton & Knowles Corp.                178,328
        5,590   Cytec Industries, Inc.                  247,358 (b)
        9,240   Wellman, Inc.                           209,633
                                                 --------------
                                                        635,319
                                                 --------------

                Computer Software - 7.6%
        3,000   America Online, Inc.                    318,000
        5,030   Autodesk, Inc.                          194,284
        9,730   BMC Software, Inc.                      505,352 (b)
        7,070   Cadence Design Systems, Inc.            220,938 (b)
        6,900   Compuware Corp.                         352,763 (b)
        4,920   Documentum, Inc.                        236,160 (b)
       14,700   HBO & Co.                               518,175
        8,300   Keane, Inc.                             464,800 (b)
        1,980   Microsoft Corp.                         214,583 (b)
        7,315   Network Associates, Inc.                350,206 (b)
        9,200   Parametric Technology Corp.             249,550 (b)
       10,970   Platinum Technology, Inc.               313,331 (b)
        5,160   Saville Systems Ireland plc,
                Sponsored ADR                           258,645 (b)
        4,440   Shared Medical Systems Corp.            326,063
        4,370   Symantec Corp.                          114,166 (b)
        4,800   Synopsys, Inc.                          219,600 (b)
                                                 --------------
                                                      4,856,616
                                                 --------------

                Computers & Office
                Equipment - 4.7%
        5,400   Cambridge Technology
                Partners, Inc.                          294,975 (b)
       10,180   Cerner Corp.                            288,221 (b)
        5,630   CHS Electronics, Inc.                   100,636 (b)
        3,260   Cisco Systems, Inc.                     300,124 (b)
        6,440   EMC Corp.                               288,593 (b)
       11,490   FORE Systems, Inc.                      304,485 (b)
        3,590   Gateway 2000, Inc.                      181,744 (b)
        6,940   Herman Miller, Inc.                     168,729
        9,580   Hon Industries, Inc.                    325,720
        4,800   Sun Microsystems, Inc.                  208,500 (b)
        9,420   Systems & Computer
                Technology Corp.                        254,340 (b)
        5,480   Tech Data Corp.                         234,955 (b)
        2,800   Verio, Inc.                              69,650 (b)
                                                 --------------
                                                      3,020,672
                                                 --------------

                Conglomerates - 0.6%
        2,780   Dover Corp.                              95,215
        4,840   Tyco International Ltd.                 304,920
                                                 --------------
                                                        400,135
                                                 --------------

                Construction & Home
                Building - 1.1%
        7,100   Centex Corp.                            268,025
        9,880   Clayton Homes                           187,720
        8,100   Kaufman & Broad Home Corp.              257,175
                                                 --------------
                                                        712,920
                                                 --------------

                Containers & Packaging - 0.4%
        6,270   Owens-Illinois, Inc.                    280,583 (b)
                                                 --------------

                Drugs & Health Care - 6.7%
        5,610   Barr Laboratories, Inc.                 222,998 (b)
        7,550   BE Aerospace, Inc.                      219,894 (b)
        2,010   Cardinal Health, Inc.                   188,438
        4,860   Centocor, Inc.                          176,175 (b)
        5,870   Elan Corp. plc, ADS                     377,514 (b)
        4,100   Forest Laboratories, Inc.               141,963 (b)
        7,340   Genzyme Corp.                           187,629 (b)
        5,090   Gilead Sciences, Inc.                   163,198 (b)
       13,280   Luxottica Group S.P.A., ADR             205,840 (b)
        3,620   McKesson Corp.                          294,125
        9,300   Rexall Sundown, Inc.                    327,825 (b)
        8,610   Rite Aid Corp.                          323,413
        4,820   Sola Int'l, Inc.                        157,554 (b)
        6,280   STERIS Corp.                            399,369 (b)
        6,560   St. Jude Medical, Inc.                  241,490 (b)
        9,650   Sybron Corp.                            243,663 (b)
        9,970   Watson Pharmaceuticals, Inc.            465,474 (b)
                                                 --------------
                                                      4,336,562
                                                 --------------

                Electric Utilities - 0.4%
        4,680   AES (The) Corp.                         245,993 (b)
                                                 --------------

                Electrical Equipment - 0.8%
        2,690   Applied Materials, Inc.                  79,355 (b)
        2,570   KLA Instruments Corp.                    71,157 (b)
        2,290   Novellus Systems, Inc.                   81,724 (b)
        3,200   Symbol Technologies, Inc.               120,800
        6,200   Thermo Instrument Systems, Inc.         162,750 (b)
                                                 --------------
                                                        515,786
                                                 --------------

                Electronics - 5.0%
        2,920   Altera Corp.                             86,323 (b)
        6,560   American Power
                Conversion Corp.                        196,800 (b)
        7,540   Analog Devices, Inc.                    185,201 (b)
       10,050   Berg Electronics Corporation            196,603 (b)
        6,800   Interim Services, Inc.                  218,450 (b)
        1,280   Linear Technology Corp.                  77,200
        4,020   Maxim Integrated Products, Inc.         127,384 (b)
        7,360   Microchip Technology, Inc.              192,280 (b)
        9,000   Oak Industries, Inc.                    318,375 (b)
        4,660   PMC - Sierra, Inc.                      218,438 (b)
        5,980   Sanmina Corp.                           259,383 (b)
        5,770   Solectron Corp.                         242,701 (b)
        4,470   Uniphase Corp.                          280,632 (b)
        8,370   Vitesse Semiconductor Corp.             258,424 (b)
        3,860   Waters Corp.                            227,499 (b)
        3,630   Xilinx, Inc.                            123,420 (b)
                                                 --------------
                                                      3,209,113
                                                 --------------

                Food & Beverage - 1.7%
        8,200   Coca-Cola Enterprises, Inc.             321,850
       13,530   Flowers Industries, Inc.                276,519
        5,250   Suiza Foods Corp.                       313,359 (b)
        5,840   U.S. Foodservice                        204,765 (b)
                                                 --------------
                                                      1,116,493
                                                 --------------

                Healthcare
                Management - 3.7%
       10,870   HEALTHSOUTH Rehabilitation
                Corp.                                   290,093 (b)
       18,660   Mariner Health Group, Inc.              310,223 (b)
       11,660   Omnicare, Inc.                          444,538
       10,730   Orthodontic Centers of
                America, Inc.                           224,659 (b)
       11,940   Oxford Health Plans, Inc.               182,831 (b)
        3,020   PacifiCare Health Systems, Inc.         266,893 (b)
       10,660   Total Renal Care Holdings, Inc.         367,770 (b)
        7,070   Trigon Healthcare, Inc.                 255,846 (b)
                                                 --------------
                                                      2,342,853
                                                 --------------

                Hospital Management - 1.0%
       11,090   Health Management
                Associates, Inc.                        370,822 (b)
        4,920   Quorum Health Group, Inc.               130,380 (b)
        1,940   Universal Health Services, Inc.         113,248 (b)
                                                 --------------
                                                        614,450
                                                 --------------

                Household Products - 1.3%
        3,170   Colgate Palmolive Co.                   278,960
        8,570   Dial Corp.                              222,284
        6,720   Newell Company                          334,740
                                                 --------------
                                                        835,984
                                                 --------------

                Insurance - 1.1%
        6,680   Nationwide Financial Services           340,680
        6,555   Old Republic Int'l Corp.                192,143
        5,310   PLC Capital Trust II                    194,811
                                                 --------------
                                                        727,634
                                                 --------------

                Leisure &
                Entertainment - 1.8%
        7,120   Bally Total Fitness Holding             256,320 (b)
        7,720   CapStar Hotel Co.                       216,160 (b)
        5,750   Carnival Cruise Lines, Inc.             227,844
        7,370   Harley Davidson, Inc.                   285,588 (c)
       11,150   Host Marriott Corp.                     198,609 (b)
                                                 --------------
                                                      1,184,521
                                                 --------------

                Machinery &
                Equipment - 1.7%
        5,060   Black & Decker Corp.                    308,660
        5,030   Crane Company                           244,269
        4,630   Harsco Corp.                            212,112
       11,470   MSC Industrial Direct
                Co., Inc., Class A                      326,895 (b)
                                                 --------------
                                                      1,091,936
                                                 --------------

                Media - 1.1%
       13,790   Outdoor Systems, Inc.                   386,120 (b)
        7,490   Tele-Communications, Inc.,
                Liberty Media Group,
                Series A                                290,706 (b)
                                                 --------------
                                                        676,826
                                                 --------------

                Mining & Metals - 0.8%
        4,130   Carpenter Technology Corp.              207,533
        7,370   Mueller Industries, Inc.                273,611 (b)
                                                 --------------
                                                        481,144
                                                 --------------

                Oil & Oil Service - 4.5%
        6,730   Apache Corp.                            211,995
        4,980   BJ Services Co.                         144,731 (b)
        2,670   Camco International, Inc.               207,926
        3,040   Cooper Cameron Corp.                    155,040 (b)
        8,740   Devon Energy Corp.                      305,354
        4,100   Diamond Offshore Drilling, Inc.         164,000
        6,630   ENSCO International, Inc.               115,196
        4,840   EVI  Inc.                               179,685 (b)
        8,460   Global Marine, Inc.                     158,096 (b)
        6,460   Noble Drilling Corp.                    155,444 (b)
        6,540   R&B Falcon Corp.                        147,968 (b)
        3,490   Smith Int'l, Inc.                       121,496 (b)
        6,980   Sun Company, Inc.                       270,911
        6,250   Tosco Corp.                             183,594
        4,360   Transocean Offshore, Inc.               194,020
        5,700   USX-Marathon Group                      195,581
                                                 --------------
                                                      2,911,037
                                                 --------------

                Pollution Control - 0.8%
        5,000   Allied Waste Industries, Inc.           120,000 (b)
        8,200   USA Waste Services, Inc.                404,875 (b)
                                                 --------------
                                                        524,875
                                                 --------------

                Publishing & Printing - 0.5%
        8,570   World Color Press, Inc.                 299,950 (b)
                                                 --------------

                Railroads - 0.2%
        3,030   CSX Corp.                               137,865
                                                 --------------

                Real Estate Investment
                Trust - 0.4%
        3,950   AMBAC, Inc.                             231,075
                                                 --------------

                Restaurants - 0.9%
        6,660   Papa John's International, Inc.         262,654 (b)
        5,600   Starbucks Corp.                         299,250 (b)
                                                 --------------
                                                        561,904
                                                 --------------

                Retail - 7.8%
        4,150   Bed, Bath & Beyond, Inc.                215,022 (b)
        8,010   Borders Group, Inc.                     296,370 (b)
        6,000   Circuit City Stores, Inc.               281,250
        5,000   Consolidated Stores Corp.               181,250 (b)
        7,010   Dollar General Corp.                    277,333
        6,900   Dollar Tree Stores, Inc.                280,313 (b)
        4,320   Fred Meyer, Inc.                        183,600 (b)
        5,750   General Nutrition Companies             178,969 (b)
        4,580   Kohl's Corp.                            237,588 (b)
       11,600   Long Drug Stores, Inc.                  334,950
        8,865   Men's (The) Wearhouse, Inc.             292,545 (b)
        6,920   Office Depot, Inc.                      218,413 (b)
       13,240   OfficeMax, Inc.                         218,460 (b)
        9,050   Proffitt's, Inc.                        365,394 (b)
        6,100   Restoration Hardware, Inc.              153,263 (b)
        5,690   Ross Stores, Inc.                       244,670
        6,600   Safeway, Inc.                           268,538 (b)
        3,890   Stage Store, Inc.                       176,023 (b)
        9,480   Viking Office Products, Inc.            297,435 (b)
        9,370   Zale Corp.                              298,083 (b)
                                                 --------------
                                                      4,999,469
                                                 --------------

                Services - 8.3%
        8,590   AccuStaff, Inc.                         268,438 (b)
       10,590   American Management
                Systems, Inc.                           317,038 (b)
       10,440   Apollo Group, Inc.                      345,173 (b)
        9,390   Equifax, Inc.                           340,974
        8,520   Fiserv, Inc.                            361,834 (b)
       15,100   Getty Images, Inc.                      335,975 (b)
        4,760   Interpublic Group of Cos., Inc.         288,873
       10,400   ITT Educational Services, Inc.          335,400 (b)
        4,740   Omnicom Group, Inc.                     236,408
        7,530   Paychex, Inc.                           306,377
        5,410   Robert Half Int'l, Inc.                 302,284 (b)
       11,120   Romac International, Inc.               337,770 (b)
       11,250   Sterling Commerce, Inc.                 545,625 (b)
        9,080   Stewart Enterprises, Inc.               241,755
       11,430   SunGard Data Systems, Inc.              438,626 (b)
        8,600   Sylvan Learning Systems, Inc.           281,650 (b)
                                                 --------------
                                                      5,284,200
                                                 --------------

                Telecommunications
                Equipment - 2.3%
        8,330   Advanced Fibre
                Communications                          333,721 (b)
        6,040   Ascend Communications, Inc.             299,358 (b)
        7,620   Aspect Telecommunications
                Corp.                                   208,598 (b)
        4,260   CIENA Corp.                             296,603 (b)
        1,900   L-3 Communications Holdings              62,106 (b)
        4,070   Tellabs, Inc.                           291,514 (b)
                                                 --------------
                                                      1,491,900
                                                 --------------

                Telephone &
                Telecommunications - 2.4%
        7,020   Cincinnati Bell, Inc.                   200,949
        5,290   McLeod, Inc.                            205,649 (b)
        6,000   MGC Communications, Inc.                 91,500 (b)
        4,970   Pacific Gateway Exchange, Inc.          199,111 (b)
       11,140   US LEC Corp.                            232,548 (b)
       11,270   Vanguard Cellular Systems, Inc.         212,721 (b)
        5,700   Western Wireless Corp                   113,644 (b)
        6,230   WorldCom, Inc.                          301,741 (b)
                                                 --------------
                                                      1,557,863
                                                 --------------

                Textiles & Apparel - 1.8%
        8,140   Jones Apparel Group, Inc.               297,619 (b)
       21,000   Stride Rite Corp.                       316,313 (c)
        4,360   Tommy Hilfiger Corp.                    272,500
        6,510   Warnaco Group, Inc.                     276,268
                                                 --------------
                                                      1,162,700
                                                 --------------

                Trucking - 0.7%
        7,160   USFreightways Corp.                     235,160
        7,120   Wabash National Corp.                   183,340
                                                 --------------
                                                        418,500
                                                 --------------
                Total Common Stocks
                (cost $56,838,006)                   57,816,870
                                                 --------------
    Principal
      Amount
  --------------

                SHORT-TERM
                SECURITIES - 9.8% (a)
                U.S. Government Agency
   $6,300,000   Federal National Mortgage
                Association, Discount Notes,
                5.4%, due 7/1/1998
                (at amortized cost)                   6,300,000
                                                 --------------

                Total Investments
                (cost $63,138,006)                  $64,116,870 (d)
                                                 ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Mid Cap Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at June 30, 1998.

(d) At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $63,138,006 and the net unrealized depreciation of investments based on that cost was $978,864 which is comprised of $3,475,600 aggregate gross unrealized appreciation and $2,496,736 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADS) - American Depository Shares
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Portfolio of Investments
June 30, 1998
(unaudited)

        Shares                                           Value
     ------------                                    ------------

                ARGENTINA - 0.8% (a)
                COMMON STOCKS
       12,470   Banco de Galicia Buenos Aires
                'B' ADR (USD)                          $227,578
       10,799   Banco Frances del Rio de la
                Plata ADR (USD)                         247,702
       72,535   Naviera Perez 'B'                       364,179
       16,490   Telefonica de Argentina
                ADR (USD)                               534,894
       43,736   YPF Sociedad Anonima
                ADR (USD)                             1,314,814
                                                 --------------
                Total Argentina                       2,689,167
                                                 --------------

                AUSTRALIA - 2.1% (a)
                COMMON STOCKS
       34,000   AMP Limited                             398,894
       96,740   Australia Gas & Light                   606,518
       22,000   Brambles Industries Ltd.                432,774
       58,931   Broken Hill Proprietary                 499,336
       11,000   Colonial Limited                          2,526
      102,000   Colonial Ltd.                           308,984
       59,887   Commonwealth Bank
                of Australia                            700,374
      180,000   Goodman Fielder Ltd.                    262,577
      170,000   John Fairfax Holdings Ltd.              296,216
       19,779   Lend Lease Corp.                        400,871
       22,868   National Australia Bank Ltd.            302,360
       92,401   News Corp.                              755,977
       78,000   Publishing & Broadcasting               336,508
      177,398   Telstra Corp. Ltd.                      455,896
       95,019   Westpac Banking                         580,983
       67,000   Woodside Petroleum                      335,217
                                                 --------------
                                                      6,676,011
                                                 --------------

                PREFERRED STOCKS
       76,056   News Corp.                              540,102
                                                 --------------
                Total Australia                       7,216,113
                                                 --------------

                BELGIUM - 2.4% (a)
                COMMON STOCKS
        2,693   Credit Communal
                Holding/Dexia                           405,507
        2,381   Generale de Banque S.A.               1,768,624
           81   Generale de Banque S.A.,
                VVPR (reduced tax) Strips                     2
       61,100   Kredietbank                           5,470,906
          104   UCB                                     539,855
                                                 --------------
                Total Belgium                         8,184,894
                                                 --------------

                BRAZIL - 1.9% (a)
                COMMON STOCKS
        1,030   Brazil Fund (USD)                        18,669
       23,712   Centrais Eletricas Brasileiras
                S.A. ADR (USD)                          349,752
        2,371   Centrais G Eradoras Sul Do
                Bras Sponsored ADR                       16,302
       10,360   Companhia Brasileira de
                Distribuicao Grupo Pao de
                Acucar GDR (USD)                        234,395
          392   Companhia Energetica
                Brasilia (USD)                           12,336
       25,513   Companhia Energetica Minas
                Gerais ADR (USD)                        803,664
        2,800   Companhia Siderurgica
                Nacional (ADR)                           68,600
       42,500   Telecomunicacoes Brasilias
                ADR (USD)                             4,640,469
       15,000   Unibanco - Uniao de Bancos
                Brasileiros S.A.                        442,500
                                                 --------------
                Total Brazil                          6,586,687
                                                 --------------

                CANADA - 0.2% (a)
                COMMON STOCKS
       16,090   Alcan Aluminum                          438,455
        5,900   Royal Bank of Canada                    357,436
                                                 --------------
                Total Canada                            795,891
                                                 --------------

                CHILE - 0.1% (a)
                COMMON STOCKS
        8,522   Chilectra ADR (USD)                     184,288
        7,608   Enersis S.A. ADR (USD)                  185,921
                                                 --------------
                Total Chile                             370,209
                                                 --------------

                CHINA - 0.2% (a)
                COMMON STOCKS
       41,360   Huaneng Power International
                'N' ADR (USD)                           555,775 (c)
                                                 --------------

                CZECH REPUBLIC (b)
                COMMON STOCKS
        7,000   SPT Telecom                              96,790
                                                 --------------

                DENMARK - 0.3% (a)
                COMMON STOCKS
        4,054   Den Danske Bank                         486,869
          807   Tele Danmark 'B'                         77,534
        4,510   Unidanmark 'A'                          405,733
                                                 --------------
                Total Denmark                           970,136
                                                 --------------

                FINLAND - 0.5% (a)
                COMMON STOCKS
       21,670   Nokia Oyj                             1,595,286
                                                 --------------

                FRANCE - 10.8% (a)
                COMMON STOCKS
        2,005   Accor                                   561,136
       12,259   Alcatel Alsthom                       2,496,126
       16,950   AXA                                   1,906,479
        2,570   Canal Plus                              480,358
        1,561   Carrefour                               987,615
       10,250   Cie de St. Gobain                     1,900,566
       12,414   Credit Commercial de France           1,045,160
        1,539   Credit Local de France                  207,213
        2,513   Credit Local de France -
                Dexia France                            338,353
       23,217   Eaux Cie Generale                     4,957,763
        6,530   Groupe Danone                         1,800,538
        2,820   GTM Entrepose                           292,929
        4,983   Lafarge Coppee                          515,139
        5,500   Lapeyre                                 512,182
        2,319   Legrand                                 613,725
        1,094   L'Oreal                                 608,552
        1,877   Pathe S.A.                              367,905
        4,931   Pinault Printemps Redoute             4,127,042
          587   Primagaz                                 51,557
       16,059   Sanofi                                1,888,607
       25,980   Schneider S.A.                        2,071,713
        6,663   Societe Generale                      1,385,347
       10,605   Societe Nationale Elf Aquitaine       1,491,018
       11,628   Sodexho                               2,198,390
        9,930   Television Francaise                  1,539,013
       27,309   Total 'B'                             3,550,437
                                                 --------------
                Total France                         37,894,863
                                                 --------------

                GERMANY - 7.6% (a)
                COMMON STOCKS
        5,830   Allianz AG                            1,944,465
       28,122   Bayer                                 1,456,428
       22,272   Bayerische Hypotheken - und
                Wechse - Bank                         1,412,801
       17,022   Bayerische Vereinsbank AG             1,444,102
        6,720   Bilfinger & Berger Bau AG               230,465
          400   Buderas                                 199,640
       10,380   Commerzbank AG                          395,412
       27,131   Deutsche Bank AG                      2,295,706
       48,748   Deutsche Telekom                      1,335,302
       22,117   Dresdner Bank AG                      1,195,712
       17,778   Dresdner Bank AG Warrants
                Expiring 4/30/2002                      463,315 (c)
       39,317   Gehe AG                               2,109,246
        9,000   Hoechst AG                              452,882
          520   Hornbach Baumarkt                        25,575
       23,640   Mannesmann AG                         2,431,573
        4,716   Rhoen Klinikum                          466,775
        4,810   SAP AG                                2,920,486
        9,593   Siemens AG                              585,915
       34,915   Veba AG                               2,349,350
          649   Volkswagen                              627,246
                                                 --------------
                                                     24,342,396
                                                 --------------

                PREFERRED STOCKS
        1,200   Fielmann                                 41,953
        1,450   Fresenius AG                            274,973
        2,490   Hornbach Holdings AG                    227,813
        2,294   SAP AG                                1,558,208
                                                 --------------
                                                      2,102,947
                                                 --------------
                Total Germany                        26,445,343
                                                 --------------

                HONG KONG - 0.9% (a)
                COMMON STOCKS
       54,000   Hang Seng Bank Ltd.                     305,266
      153,000   Henderson Land
                Development Ltd.                        504,537
      321,000   Hong Kong and China
                Gas Co. Ltd.                            364,584
      283,600   Hong Kong
                Telecommunications Ltd.                 532,574
      272,000   Hutchison Whampoa                     1,435,829
                                                 --------------
                Total Hong Kong                       3,142,790
                                                 --------------

                INDIA - 0.1% (a)
                COMMON STOCKS
       27,000   Mahanager Telephone
                Nigam Ltd.                              282,825 (c)
                                                 --------------

                ITALY - 5.1% (a)
                COMMON STOCKS
       36,560   Assicurazioni Generali                1,189,345
       52,000   Banca Commerciale Italiana              311,107
      762,000   Banca di Roma                         1,586,830 (c)
      466,177   Credito Italiano                      2,441,411
      334,491   Ente Nazionale Idrocarburi            2,193,229
       65,160   IMI SpA                               1,026,864
        9,074   Industrie Natuzzi SpA
                ADR (USD)                               235,924
      236,000   Istituto Nazionale Delle
                Assicurazioni                           670,775
       71,600   Italgas                                 291,760
       35,729   Mediolanum SpA                        1,134,158
       17,600   Rinascente                              175,331
      450,400   Telecom Italia Mobile                 2,755,508
      502,903   Telecom Italia SpA                    3,703,664
                                                 --------------
                 Total Italy                         17,715,906
                                                 --------------

                JAPAN - 14.9% (a)
                COMMON STOCKS
        5,340   Advantest Corp.                         288,106
       42,000   Alps Electric                           501,193
       73,000   Amada                                   356,368
      147,000   Canon                                 3,348,883
       45,000   Citizen Watch Co.                       372,640
       71,000   Dai Nippon Screen
                Manufacturing Co. Ltd.                  291,661
       13,000   Daifuku                                  48,608
       61,000   Daiichi Pharmaceutical                  807,333
       73,000   Daiwa House                             646,742
          140   DDI Corp.                               489,043
          205   East Japan Railway                      966,659
       15,900   Fanuc                                   551,964
       30,000   Fujitsu Limited                         316,772
      170,000   Hitachi                               1,112,678
       95,000   Hitachi Zosen                           153,902
        8,000   Honda Motor Co.                         285,818
       25,000   Inax                                     86,244
       38,000   Ito-Yokado                            1,794,605
       63,000   Kao Corp.                               975,049
       44,000   Kokuyo                                  747,812
       76,000   Komatsu                                 370,464
       31,000   Komori                                  590,764
       88,000   Kuraray                                 750,358
       34,000   Kyocera                               1,667,173
       56,000   Makita                                  647,602
      104,000   Marui                                 1,556,954
      140,000   Matsushita Electric Industrial        2,257,901
       92,000   Mitsubishi                              572,214
      446,000   Mitsubishi Heavy Industries           1,690,200
      207,000   Mitsui Fudosan                        1,640,790
       42,000   Murata Manufacturing                  1,366,891
      269,000   NEC                                   2,515,491
      144,000   Nippon Denso                          2,395,313
          106   Nippon Telegraph & Telecom              881,608
      154,000   Nomura Securities                     1,798,727
       26,000   Pioneer Electronic                      498,300
        4,000   Sangetsu Co. Ltd.                        51,783
       98,000   Sankyo Co.                            2,239,676
       10,400   Sega Enterprises                        180,140
      107,000   Sekisui Chemical                        549,432
       65,000   Sekisui House                           505,352
       11,000   Seven-Eleven Japan                      657,120
       26,000   Sharp Corp.                             211,355
       73,300   Shin-Etsu Chemical                    1,272,293
       49,000   Shiseido Co. Ltd.                       558,501
       35,400   Sony                                  3,059,449
      152,000   Sumitomo                                733,232
      217,000   Sumitomo Electric                     2,201,859
       36,000   Sumitomo Forestry                       202,821
       31,000   TDK                                   2,298,040
       32,000   Tokio Marine & Fire Insurance           330,021
       16,900   Tokyo Electronics                       519,455
       31,800   Tokyo Steel Manufacturing               164,209
       68,000   Toppan Printing                         729,818
       34,000   Uny Co.                                 553,265
          400   Yurtec                                    2,395
                                                 --------------
                Total Japan                          52,363,046
                                                 --------------

                MEXICO - 1.4% (a)
                COMMON STOCKS
       75,000   Cementos de Mexico
                ADR (USD)                               553,125
       47,850   Cemex 'B'                               211,146
        1,435   Cemex S.A. de C.V.                        5,382
        4,183   Cifra SA de CV                           61,176
       74,660   Gruma 'B'                               162,689 (c)
       11,447   Gruma S.A. GDR (USD)                    100,877
          700   Grupo Financiero Banamex
                Accival 'L'                               1,130
      108,680   Grupo Financiero Banamex 'B'            211,663
      140,062   Grupo Industrial Maseca 'B'              86,355
       13,500   Grupo Televisa GDR (USD)                507,938 (c)
      110,408   Kimberly-Clark Mexico 'A'               390,123
       22,020   Panamerican Beverages 'A'
                ADR (USD)                               692,255
       32,435   Telefonos de Mexico 'L'
                ADR (USD)                             1,558,907
       20,700   TV Azteca S.A. ADR (USD)                223,819
                                                 --------------
                Total Mexico                          4,766,585
                                                 --------------

                NETHERLANDS - 11.7% (a)
                COMMON STOCKS
       75,136   ABN Amro Holdings N.V.                1,759,426
        2,290   Akzo Nobel                              509,427
       37,210   ASM Lithography
                Holdings N.V.                         1,101,976 (c)
       10,749   Baan Co. N.V.                           384,277 (c)
      162,000   CLP Holdings Ltd.                       738,074
       26,559   CSM                                   1,276,504
      185,199   Elsevier                              2,797,004
       35,885   Fortis Amev N.V.                      2,102,523
       10,231   Gucci Group N.V. (USD)                  542,243
       91,632   ING Groep N.V.                        6,004,370
       20,765   ING Groep N.V.,
                Stock Warrants                          383,071 (c)
       30,874   Koninklijke Ahold NV                    991,795
       18,700   Koninklijke Numico N.V.                 585,999
        8,490   Koninklijke PTT Nederland               327,028
       31,415   Polygram                              1,604,170
      144,018   Royal Dutch Petroleum                 7,991,750
       17,290   Royal Phillips Electronics N.V.       1,454,478
        4,000   ST Microelectronics                     283,507
        8,490   TNT Post Group NV                       217,184 (c)
       46,920   Unilever NV                           3,725,440
       45,317   Wolters Kluwer                        6,224,330
                                                 --------------
                Total Netherlands                    41,004,576
                                                 --------------

                NEW ZEALAND - 0.2% (a)
                COMMON STOCKS
       63,530   Fletcher Challenge Building              79,339
       64,191   Fletcher Challenge Energy               153,648
       36,000   Telecom Corporation of
                New Zealand Ltd.                         77,178
       87,000   Telecom Corp. of New Zealand            359,447
                                                 --------------
                Total New Zealand                       669,612
                                                 --------------

                NORWAY - 1.6% (a)
                COMMON STOCKS
        5,570   Bergesen 'A'                            106,102
       52,114   Norsk Hydro                           2,294,797
      135,420   Orkla ASA                             3,153,822
        6,910   Saga Petroleum 'B'                       97,819
                                                 --------------
                Total Norway                          5,652,540
                                                 --------------

                PANAMA (b)
                COMMON STOCKS
        1,676   Banco Latinoamericano de
                Exportaciones S.A. 'E'                   51,537
                                                 --------------

                PERU - 0.1% (a)
                COMMON STOCKS
        6,281   Credicorp Ltd.                           92,252
        6,361   Telefonica del Peru S.A.
                ADR (USD)                               130,003
                                                 --------------
                Total Peru                              222,255
                                                 --------------

                PORTUGAL - 0.5% (a)
                COMMON STOCKS
       35,545   Jeronimo Martins                     1,708,702
                                                 --------------

                RUSSIA - 0.1% (a)
                COMMON STOCKS
       13,070   Gazprom ADR (USD)                       144,750
        1,880   Lukoil Holding AB                        62,040
                                                 --------------
                Total Russia                            206,790
                                                 --------------

                SINGAPORE - 0.1% (a)
                COMMON STOCKS
       39,352   Singapore Press Holdings Ltd.           263,904
      154,000   Singapore
                Telecommunications Ltd.                 219,347
                                                 --------------
                Total Singapore                         483,251
                                                 --------------

                SOUTH KOREA - 0.1% (a)
                COMMON STOCKS
       53,991   Korea Equity Fund (USD)                 344,193
                                                 --------------

                SPAIN - 2.9% (a)
                COMMON STOCKS
       12,260   Banco Bilbao Vizcaya S.A.               629,189
        9,235   Banco Popular Espanol S.A.              787,700
       85,384   Banco Santander                       2,185,407
       32,608   Corporacion Bancaria de
                Espana S.A.                             731,474
       46,304   Endesa S.A.                           1,013,041
        9,366   Gas Natural SDG, S.A.                   676,722
       59,060   Iberdrola                               958,979
       13,325   Repsol S.A.                             734,244
       50,654   Telefonica de Espana                  2,341,942
                                                 --------------
                Total Spain                          10,058,698
                                                 --------------

                SWEDEN - 3.7% (a)
                COMMON STOCKS
       57,930   ABB AB                                  820,723
      158,010   Astra AB                              3,149,898
       32,540   Atlas Copco 'B'                         887,343
       93,825   Electrolux AB                         1,611,588
        7,770   Esselte 'B'                             180,222
        6,582   Granges AB                              120,483
       45,550   Hennes & Mauritz AB                   2,906,839
      280,871   Nordbanken Holding AB                 2,060,049
        4,860   Sandvik 'A'                             134,357
       29,620   Sandvik 'B'                             813,287
        2,720   Scribona 'B'                             32,738
                                                 --------------
                Total Sweden                         12,717,527
                                                 --------------

                SWITZERLAND - 6.8% (a)
                COMMON STOCKS
        1,060   ABB AG                                1,567,985
        4,317   Adecco S.A.                           1,949,962
        9,750   Credit Suisse Group                   2,173,034
        3,185   Nestle                                6,827,254
        2,448   Novartis AG                           4,080,269
          294   Roche Holdings                        2,891,851
       10,928   UBS AG                                4,070,126
                                                 --------------
                Total Switzerland                    23,560,481
                                                 --------------

                THAILAND - 0.1% (a)
                COMMON STOCKS
      240,000   Thai Farmers Bank
                Public Co. Ltd.                         211,848
                                                 --------------

                UNITED KINGDOM - 17.3% (a)
                COMMON STOCKS
      117,000   Abbey National                        2,080,530
      362,000   Asda Group                            1,243,618
       91,764   BG plc                                  530,902
       89,000   British Petroleum                     1,298,793
      245,000   Cable & Wireless                      2,978,077
      159,225   Cadbury Schweppes                     2,465,833
      257,800   Caradon plc                             792,026
       62,000   Centrica plc                            104,815 (c)
      190,000   Compass Group PLC                     2,185,804
      114,000   David S. Smith                          367,367
       79,000   Electrocomponents                       619,960
       26,000   GKN PLC                                 331,452
      177,500   Glaxo Wellcome                        5,331,728
       11,000   Heywood Williams Group                   47,753
       58,000   John Laing 'A'                          383,497
      261,000   Kingfisher plc                        4,205,390
      489,000   National Westminster Bank             8,744,540
      167,000   Rank Group plc                          917,383
      437,000   Reed International plc                3,954,751
       84,000   Rolls Royce                             347,131
      122,000   RTZ                                   1,374,998
      204,000   Safeway plc                           1,336,929
      635,000   Shell Transport & Trading             4,474,295
      594,400   SmithKline Beecham plc                7,259,916
      191,000   Tesco                                 1,865,639
      515,700   Tomkins                               2,800,612
      186,000   United News & Media                   2,602,528
                                                 --------------
                Total United Kingdom                 60,646,267
                                                 --------------

                VENEZUELA - 0.1% (a)
                COMMON STOCKS
        8,372   Compania Anonima Nacional
                Telefonos de Venezuela
                ADR (USD)                               209,300
                                                 --------------

    Principal
     Amount
  ------------
                SHORT-TERM
                SECURITIES - 5.4% (a)
                Commercial Paper
   $7,700,000   General Electric Co
                6.5% due 7/1/1998                     7,700,000
   11,000,000   Sheffield Receivables Corp
                6.5% due 7/1/1998                    11,000,000
                                                 --------------
                Total Short-Term Securities
                (at amortized cost)                  18,700,000
                                                 --------------
                Total Investments                  $348,119,883 (e)
                                                 ==============


Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) The market value of the denoted categories of investments represent less then 0.1% of the total investments of the World Growth
    Portfolio.

(c) Currently non-income producing.

(d) Security Classification:


                                                            % of
                              Cost          Value         Portfolio
                        --------------  --------------  --------------
Common Stocks &
& Warrants                $274,281,455    $326,776,834            93.8%
Preferred Stocks             1,796,425       2,643,049             0.8%
Short-Term                  18,700,000      18,700,000             5.4%
                        --------------  --------------  --------------
Total Investments         $294,777,880    $348,119,883           100.0%
                        ==============  ==============  ==============

(e) At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $294,777,880 and the net unrealized appreciation of investments based on that cost was $53,342,003 which is comprised of $75,837,403 aggregate gross unrealized appreciation and $22,495,400 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (GDR) - Global Depository Receipts
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO
Portfolio of Investments
June 30, 1998
(unaudited)

      Shares                                       Value
    --------------                            --------------

                COMMON STOCKS - 94.4% (a)
                Aerospace - 0.4%
       82,000   Boeing Co.                           $3,654,125
      150,500   Sunstrand Corp.                       8,616,125
                                                 --------------
                                                     12,270,250
                                                 --------------

                Airlines - 1.0%
       75,000   Delta Air Lines, Inc.                 9,693,750
      373,500   Southwest Airlines Co.               11,064,938
      128,400   US Airways Group, Inc.               10,175,700 (b)
                                                 --------------
                                                     30,934,388
                                                 --------------

                Appliances &
                Furnishings - 0.1%
      350,000   Sunbeam Corp.                         3,631,250
                                                 --------------

                Automotive - 1.8%
      236,300   Chrysler Corp.                       13,321,413
      158,400   General Motors Corp.                 10,583,100
      175,000   Goodyear Tire &
                Rubber Co. (The)                     11,276,563
      180,300   Magna International, Inc.            12,373,088
      150,300   Tower Automotive, Inc.                6,444,113 (b)
                                                 --------------
                                                     53,998,277
                                                 --------------

                Bank & Finance - 18.1%
      142,500   Ace Ltd.                              5,557,500
      156,900   Allstate Corp.                       14,366,156
      300,000   American Express Co.                 34,200,000
      275,000   American International
                Group, Inc.                          40,150,000
       55,200   Annuity and Life Re (holdings)        1,221,300 (b)
      190,000   Associates First Capital Corp.       14,606,250
      226,000   Bank Boston Corp.                    12,571,250
      325,000   Bank of New York Co., Inc.           19,723,438
      320,000   BankAmerica Corp.                    27,660,000
      120,000   Bankers Trust NY Corp.               13,927,500
      125,000   Bear Stearns Cos., Inc.               7,109,375
      415,000   Chase Manhattan Corp.                31,332,500
      200,000   Citicorp                             29,850,000
      222,000   Crestar Financial Corp.              12,112,875
      204,523   Equity Office Properties Trust        5,803,340
      428,800   Federal Home Loan
                Mortgage Corp.                       20,180,400
      440,300   Federal National Mortgage
                Association                          26,748,225
      258,400   First Chicago NBD Corp.              22,900,700
      199,100   Green Tree Financial Corp.            8,523,969
      350,000   Hibernia Corp., Class A               7,065,625
      471,000   Household International, Inc.        23,432,250
      230,400   Keycorp                               8,208,000
      246,800   Lehman Brothers Holdings, Inc.       19,142,425
      345,000   MBNA Corp.                           11,385,000
      135,300   Mellon Bank Corp.                     9,420,263
      140,000   Merrill Lynch & Co., Inc.            12,915,000
      355,318   NationsBank Corp.                    27,181,827
      195,300   PaineWebber Group, Inc.               8,373,488
      135,660   Provident Bankshares
                Corporation                           4,001,970
      236,900   Summit Bancorp                       11,252,750
      148,300   SunAmerica, Inc.                      8,517,981
      131,300   Travelers Property
                Casualty Corp.                        5,629,488
      356,400   U.S. Bancorp                         15,325,200
       60,000   Wells Fargo & Co.                    22,140,000
                                                 --------------
                                                    542,536,045
                                                 --------------

                Broadcasting - 1.6%
      446,200   CBS Corp.                            14,166,850
      143,200   Citadel Communications Corp.          2,291,200
      207,900   Cumulus Media, Inc., Class A          3,027,544 (b)
      320,000   Tele-Communications, Inc.,
                Liberty Media Group,
                Series A                             12,420,000 (b)
      388,000   Tele-Communications, Inc.,
                TCI Group, Series A                  14,913,750 (b)
      106,200   TV Azteca, S.A. de C.V., ADR          1,148,288
                                                 --------------
                                                     47,967,632
                                                 --------------

                Building Materials - 0.4%
      200,000   Masco Corp.                          12,100,000
                                                 --------------

                Chemicals - 1.7%
      260,900   Air Products & Chemicals, Inc.       10,436,000
      148,200   Avery Dennison Corp.                  7,965,750
      240,000   E.I. Dupont de Nemours and Co.       17,910,000
      260,000   Monsanto Co.                         14,527,500
                                                 --------------
                                                     50,839,250
                                                 --------------

                Computer Software - 6.2%
      112,100   Adobe Systems, Inc.                   4,757,244
      168,400   America Online, Inc.                 17,850,400
       21,700   Autodesk, Inc.                          838,163
      372,200   BMC Software, Inc.                   19,331,138 (b)
       88,700   Cerner Corp.                          2,511,319 (b)
      410,650   Computer Associates
                International, Inc.                  22,816,741
      150,000   Compuware Corp.                       7,668,750 (b)
      406,900   HBO & Co.                            14,343,225
       64,600   HNC Software, Inc.                    2,636,488 (b)
      150,000   J.D. Edwards & Company                6,440,625 (b)
      450,000   Microsoft Corp.                      48,768,750 (b)
      171,300   Network Associates, Inc.              8,200,988 (b)
      230,300   Parametric Technology Corp.           6,246,888 (b)
      175,000   PeopleSoft, Inc.                      8,225,000 (b)
      127,000   Platinum Technology, Inc.             3,627,438 (b)
       74,000   Symantec Corp.                        1,933,250 (b)
      207,200   Synopsys, Inc.                        9,479,400 (b)
                                                 --------------
                                                    185,675,807
                                                 --------------

                Computers & Office
                Equipment - 6.0%
      329,400   Bay Networks, Inc.                   10,623,150 (b)
      124,000   Cambridge Technology
                Partners, Inc.                        6,773,500 (b)
      600,000   Cisco Systems, Inc.                  55,237,500 (b)
      366,300   Compaq Computer Corp.                10,393,763
      108,600   Dell Computer Corp.                  10,079,438 (b)
      249,100   FORE Systems, Inc.                    6,601,150 (b)
      216,900   Hewlett Packard Co.                  12,986,888
      250,000   International Business Machines      28,703,125
       87,500   Pitney Bowes, Inc.                    4,210,938
      130,300   SCI Systems, Inc.                     4,902,538 (b)
      317,800   Seagate Technology, Inc.              7,567,613 (b)
      311,200   Sun Microsystems, Inc.               13,517,750 (b)
       86,500   Xerox Corp.                           8,790,563
                                                 --------------
                                                    180,387,916
                                                 --------------

                Conglomerates - 2.4%
      463,800   AlliedSignal, Inc.                   20,581,125
      100,000   Dover Corp.                           3,425,000
      347,900   Thermo Electron Corp.                11,893,831 (b)
      441,500   Tyco International Ltd.              27,814,500
      300,000   U.S. Industries, Inc.                 7,425,000
                                                 --------------
                                                     71,139,456
                                                 --------------

                Construction & Home
                Building - 0.2%
      125,000   Centex Corp.                          4,718,750
                                                 --------------

                Drugs & Health Care - 10.6%
      495,800   Abbott Laboratories                  20,265,825
      450,000   American Home Products Corp.         23,287,500
      186,000   Amgen, Inc.                          12,159,750
      200,000   Arterial Vascular Engineering         7,150,000 (b)
      270,000   Becton, Dickinson & Co.              20,958,750
      163,800   Biochem Pharma, Inc.                  4,340,700 (b)
      293,500   Bristol-Myers Squibb Co.             33,734,156
       73,100   Cardinal Health, Inc.                 6,853,125
      201,500   Centocor, Inc.                        7,304,375 (b)
       84,700   Cephalon, Inc.                          667,013 (b)
        3,845   Clinichem Development, Inc.              22,109 (b)
      297,000   Eli Lilly & Co.                      19,620,563
      141,400   Guidant Corporation                  10,083,588
      265,000   Johnson & Johnson                    19,543,750
      312,800   Merck & Co., Inc.                    41,837,000
      291,000   Pfizer, Inc.                         31,628,063
      200,000   Schering-Plough Corp.                18,325,000
      130,000   Smithkline Beecham plc., ADR          7,865,000
      400,000   Warner-Lambert Co.                   27,750,000
      130,500   Zeneca Group plc, ADR                 5,725,688
                                                 --------------
                                                    319,121,955
                                                 --------------

                Electrical Equipment - 2.8%
      190,300   Emerson Electric Company             11,489,363
      560,000   General Electric Co.                 50,960,000
      187,200   Honeywell, Inc.                      15,642,900
      128,700   Symbol Technologies, Inc.             4,858,425
                                                 --------------
                                                     82,950,688
                                                 --------------

                Electronics - 2.3%
      209,100   Altera Corp.                          6,181,519 (b)
      189,200   Applied Materials, Inc.               5,581,400 (b)
      420,000   Intel Corp.                          31,132,500
      191,400   LSI Logic Corp.                       4,414,163 (b)
       20,000   MIPS Technologies, Inc.                 268,750 (b)
      205,000   Texas Instruments, Inc.              11,954,063
      116,600   Uniphase Corp.                        7,320,294 (b)
       93,100   Xilinx, Inc.                          3,165,400 (b)
                                                 --------------
                                                     70,018,089
                                                 --------------

                Food & Beverage - 3.6%
      450,300   Coca-Cola Co.                        38,500,650
      112,700   Dean Foods Co.                        6,191,456
      184,700   Flowers Industries, Inc.              3,774,806
      115,600   General Mills, Inc.                   7,904,150
      150,000   Panamerican Beverages, Inc.,
                Class A                               4,715,625
      584,700   PepsiCo, Inc.                        24,082,331
      358,300   Sara Lee Corp.                       20,042,406
       37,300   Suiza Foods Corp.                     2,226,344 (b)
                                                 --------------
                                                    107,437,768
                                                 --------------

                Healthcare
                Management - 0.9%
      192,100   Capital Senior Living Corp.           2,305,200 (b)
      330,000   HEALTHSOUTH
                Rehabilitation Corp.                  8,806,875 (b)
      253,600   Humana, Inc.                          7,909,150 (b)
      237,400   Tenet Healthcare Corporation          7,418,750 (b)
       23,300   Total Renal Care Holdings, Inc.         803,850 (b)
                                                 --------------
                                                     27,243,825
                                                 --------------

                Household Products - 3.4%
       61,300   Avon Products, Inc.                   4,750,750
      170,200   Clorox Co.                           16,232,825
      180,000   Colgate Palmolive Co.                15,840,000
      443,900   Gillette Co.                         25,163,581
      128,500   Kimberly-Clark Corp.                  5,894,938
      385,600   Procter & Gamble Co.                 35,113,700
                                                 --------------
                                                    102,995,794
                                                 --------------

                Leisure &
                Entertainment - 1.8%
       92,000   American Skiing Company               1,196,000 (b)
      105,000   Disney (Walt) Co.                    11,031,563
      233,200   Harley Davidson, Inc.                 9,036,500 (c)
      101,400   Premier Parks, Inc.                   6,755,775 (b)
      198,450   Signature Resorts, Inc.               3,200,006 (b)
       70,600   Starwood Hotels and Resorts           3,410,863
      223,100   Time Warner, Inc.                    19,061,106
                                                 --------------
                                                     53,691,813
                                                 --------------

                Machinery &
                Equipment - 0.5%
      153,400   Deere & Co.                           8,111,025
      200,000   Parker-Hannifin Corp.                 7,625,000
                                                 --------------
                                                     15,736,025
                                                 --------------

                Mining & Metals - 0.6%
      120,000   Aluminum Co. of America               7,912,500
      525,000   Homestake Mining Co.                  5,446,875
      102,200   Nucor Corp.                           4,701,200
                                                 --------------
                                                     18,060,575
                                                 --------------

                Oil & Oil Service - 6.0%
      169,600   Apache Corp.                          5,342,400
      191,900   British Petroleum Co. plc, ADS       16,935,175
      250,800   Chevron Corp.                        20,832,075
      178,800   EVI  Inc.                             6,637,950 (b)
      464,100   Halliburton Co.                      20,681,456
      338,000   Mobil Corp.                          25,899,250
      106,700   Oryx Energy Co.                       2,360,738 (b)
      105,500   Santa Fe International Corp.          3,191,375
      166,800   Smith Int'l, Inc.                     5,806,725 (b)
       84,200   Sun Company, Inc.                     3,268,013
      276,800   Tesoro Petroleum Corp.                4,394,200 (b)
      193,100   Texaco, Inc.                         11,525,656
      209,900   Total SA, ADR                        13,722,213
      228,700   Transocean Offshore, Inc.            10,177,150
      340,900   USX-Marathon Group                   11,697,131
      140,200   Valero Energy Corp.                   4,661,650
      226,800   Varco International, Inc.             4,493,475 (b)
      318,300   YPF Sociedad Anonima, ADR             9,568,894
                                                 --------------
                                                    181,195,526
                                                 --------------

                Paper & Forest
                Products - 0.4%
      147,700   Fort James Corp.                      6,572,650
       92,700   Weyerhaeuser Co.                      4,281,581
                                                 --------------
                                                     10,854,231
                                                 --------------

                Pollution Control - 0.8%
      173,100   Browning-Ferris Industries, Inc.      6,015,225
      230,400   Republic Services, Inc., Class A      5,529,600 (b)
      227,400   USA Waste Services, Inc.             11,227,875 (b)
                                                 --------------
                                                     22,772,700
                                                 --------------

                Publishing &
                Printing - 1.2%
       94,200   Gannett Co., Inc.                     6,694,088
       72,800   McGraw-Hill, Inc.                     5,937,750
      105,100   New York Times Co.                    8,329,175
      115,200   Scripps (E.W.) Company                6,314,400
      143,100   Times (The) Mirror Company            8,997,413
                                                 --------------
                                                     36,272,826
                                                 --------------

                Railroads - 0.3%
       85,000   Burlington Northern Santa Fe          8,345,938
                                                 --------------

                Real Estate Investment
                Trust - 0.6%
      138,700   Arden Realty, Inc.                    3,588,863
       46,400   Glenborough Realty Trust, Inc.        1,223,800
      166,200   Glimcher Realty Trust                 3,230,513
       95,500   Kilroy Realty Corp.                   2,387,500
      147,600   Prentiss Properties Trust             3,588,525
      165,000   Simon Debartolo Group, Inc.           5,362,500
                                                 --------------
                                                     19,381,701
                                                 --------------

                Restaurants - 0.6%
      184,800   Boston Chicken, Inc.                    294,525 (b)
      263,100   Landry's Seafood
                Restaurant, Inc.                      4,760,466 (b)
      182,000   McDonald's Corp.                     12,558,000
                                                 --------------
                                                     17,612,991
                                                 --------------

                Retail - 8.3%
      147,000   Barnes and Noble, Inc.                5,503,313 (b)
      218,600   Borders Group, Inc.                   8,088,200 (b)
      345,000   Circuit City Stores, Inc.            16,171,875
      162,100   Costco Companies, Inc.               10,222,431 (b)
      686,200   CVS Corp.                            26,718,913
      199,900   Dayton Hudson Corp.                   9,695,150
      282,200   Eagle Hardware & Garden, Inc.         6,525,875 (b)
      293,100   Federated Department Stores          15,772,444 (b)
      408,900   Fred Meyer, Inc.                     17,378,250 (b)
      161,700   General Nutrition Companies           5,032,913 (b)
      335,000   Home Depot, Inc.                     27,825,938
      377,200   Kroger Co.                           16,172,450 (b)
      147,600   Limited, Inc.                         4,889,250
      270,800   OfficeMax, Inc.                       4,468,200 (b)
      115,200   Pier 1 Imports, Inc.                  2,750,400
      135,400   Polo Ralph Lauren Corp.               3,791,200 (b)
      269,600   Proffitt's, Inc.                     10,885,100 (b)
      600,000   Safeway, Inc.                        24,412,500 (b)
      535,000   Wal-Mart Stores, Inc.                32,501,250
                                                 --------------
                                                    248,805,652
                                                 --------------

                Services - 1.9%
      254,000   AccuStaff, Inc.                       7,937,500 (b)
      554,000   Cendant Corporation                  11,564,750 (b)
       70,000   CSG System International, Inc.        3,281,250 (b)
      259,300   First Data Corp.                      8,637,931
      125,000   Service Corp. International           5,359,375
      274,500   Sterling Commerce, Inc.              13,313,250 (b)
      204,100   Young & Rubicam, Inc.                 6,531,200 (b)
                                                 --------------
                                                     56,625,256
                                                 --------------

                Telecommunications
                Equipment - 3.0%
      123,100   Comverse Technology, Inc.             6,385,813 (b)
      211,200   Ericsson (L.M.)
                Telecommunications, ADR               6,045,600
      132,900   General Instrument Corp.              3,613,219 (b)
      321,900   Loral Space and
                Communications                        9,093,675
      325,000   Lucent Technologies, Inc.            27,035,938
       95,900   MasTec, Inc.                          2,289,613 (b)
      159,000   Motorola, Inc.                        8,357,438
      400,000   Tellabs, Inc.                        28,650,000 (b)
                                                 --------------
                                                     91,471,296
                                                 --------------

                Telephone &
                Telecommunications - 4.7%
      400,000   Ameritech Corp.                      17,950,000
      404,600   Bell Atlantic Corp.                  18,459,875
       80,500   GTE Corp.                             4,477,813
      106,000   ICG Communications, Inc.              3,875,625 (b)
      100,000   MCI Communications Corp.              5,812,500
      327,500   MobileMedia Corp., Class A               32,750 (b)
      302,500   Paging Network, Inc.                  4,235,000 (b)
      252,800   Premiere Technologies, Inc.           2,097,450 (b)
      429,000   SBC Communications, Inc.             17,160,000
      210,000   Sprint Corp.                         14,805,000
       80,000   Telecomunicacoes Brasileiras,
                ADR                                   8,735,000
      367,600   Teleport Communications
                Group, Inc.                          19,942,300 (b)
      503,200   WorldCom, Inc.                       24,373,726 (b)
                                                 --------------
                                                    141,957,039
                                                 --------------

                Textiles & Apparel - 0.1%
       36,800   NIKE, Inc., Class B                   1,791,700
                                                 --------------

                Trucking - 0.1%
      127,600   USFreightways Corp.                  4,190,863
                                                 --------------
                Total Common Stock
                (cost $2,382,299,352)             2,834,733,272
                                                 --------------

                PREFERRED
                STOCK - 0.2% (a)
       86,800   EchoStar Communications
                Corp., Convertible Preferred
                Stock, Series C
                (cost $4,339,500)                     5,208,000
                                                 --------------

    Principal
      Amount
   -----------
                CORPORATE
                BONDS - 0.1% (a)
   $6,250,000   Broadband Technologies, Inc.,
                Convertible Subordinated
                Notes, 5.0%, due 5/15/2001
                (cost $6,253,932)                     4,187,500
                                                 --------------


                SHORT-TERM
                SECURITIES - 5.3% (a)
                Commercial Paper
   20,000,000   Centerior Fuel Corp., 5.75%,
                due 7/15/1998                        19,955,278
   12,650,000   CIT Group Holdings, Inc.,
                6.35%, due 7/1/1998                  12,650,000
    2,000,000   Coca-Cola, 5.5%, due
                7/2/1998$                             1,999,694
   10,000,000   Commercial Credit Co., 5.56%,
                due 7/30/1998                         9,955,211
   10,000,000   CXC, Inc., 5.52%, due
                7/21/1998                             9,969,333
   10,000,000   Den Norske Stats Olejeselskap,
                5.53%, due 7/7/1998                   9,990,783
   23,800,000   Koch Industries, Inc., 6.3%,
                due 7/1/1998                         23,800,000
   20,000,000   New Center Asset Trust, 6.45%,
                due 7/1/1998                         20,000,000
    9,800,000   Prudential Funding Corp.,
                due 6.42%, due 7/1/1998               9,800,000
   27,400,000   Shell Oil Co., 6.2%, due
                7/1/1998                             27,400,000
    9,493,000   Toys 'R' Us, Inc., 5.6%,
                due 7/8/1998                          9,482,663
    2,294,000   Triple A One Funding Corp.,
                5.65%, due 7/8/1998                   2,291,120
    1,131,000   Triple A One Funding Corp.,
                5.65%, due 7/21/1998                  1,127,450
                                                 --------------
                Total Short-Term Securities
                (at amortized cost)                 158,421,532
                                                 --------------
                Total Investments
                (cost $2,551,314,316)            $3,002,550,304 (e)
                                                 ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at June 30, 1998.

(d) At June 30, 1998, Common Stocks valued at $26,025,731 were held in escrow to cover call options written as follows:


                 Number
                 of            Exercise      Expiration
Type             Contracts     Price         Date            Value
------           ----------    ----------    ----------   ----------
Adobe Systems           253      $ 40         7/24/1998      $75,900
America Online          238       110         7/24/1998       71,400
Amgen, Inc.             200        70         7/24/1998       22,500
Cisco Systems           473        90         7/24/1998      183,288
Home Depot              947        40         7/24/1998      437,987
MCI
Communications        1,000        55         7/24/1998      337,500
Microsoft Corp.         285       110         7/24/1998       74,813
                 ----------                               ----------
                      3,396                               $1,203,388
                 ==========                               ==========

(e) At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $2,551,314,316 and the net unrealized appreciation of investments based on that cost was $451,235,988 which is comprised of $521,330,176 aggregate gross unrealized appreciation and $70,094,188 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (ADS) - American Depository Shares
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
HIGH-YIELD PORTFOLIO
Portfolio of Investments
June 30, 1998
(unaudited)

  Principal                                                                                   Maturity
   Amount                                                                           Rate        Date          Value
 ----------                                                                     ----------   ----------    ----------

             CORPORATE BONDS - 85.4% (a)
             Aerospace - 0.9%
 $6,535,000  Alliant Techsystems, Inc., Sr. Subordinated Notes                       11.75%    3/1/2003     $7,114,981
  6,050,000  BE Aerospace, Inc., Sr. Subordinated Notes                                8.0%    3/1/2008      6,065,125
                                                                                                         -------------
                                                                                                            13,180,106
                                                                                                         -------------

             Airlines - 1.2%
  6,000,000  Continental Airlines, Inc., Sr. Notes                                     9.5%  12/15/2001      6,405,000
  3,000,000  Northwest Airlines, Inc., Notes                                         8.375%   3/15/2004      3,101,613
  4,500,000  Northwest Airlines, Inc., Sr. Notes                                     7.625%   3/15/2005      4,500,000
  3,000,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3           10.375%    3/1/2013      3,453,192
                                                                                                         -------------
                                                                                                            17,459,805
                                                                                                         -------------

             Automotive - 0.2%
  3,050,000  Delco Remy International, Inc., Sr. Notes                               8.625%  12/15/2007      3,103,375
                                                                                                         -------------

             Bank & Finance - 6.4%
  5,550,000  AmeriCredit Corp., Sr. Notes                                             9.25%    2/1/2004      5,716,500
  3,550,000  Chevy Chase Savings Bank, Subordinated Debentures                        9.25%   12/1/2005      3,603,250
  6,600,000  Dollar Financial Group, Inc., Sr. Notes, Series A                      10.875%  11/15/2003      7,128,000
  5,800,000  Emergent Group, Inc., Sr. Notes                                         10.75%   9/15/2004      4,263,000
 11,850,000  First Nationwide Holdings, Inc., Sr. Notes                               12.5%   4/15/2003     13,538,625
  3,896,000  HomeSide, Inc., Sr. Secured Second Priority Bonds, Series B             11.25%   5/15/2003      4,641,110
  9,100,000  Mego Mortgage Corp., Sr. Subordinated Notes                              12.5%   12/1/2001      8,963,500
  4,250,000  Metris Companies Inc., Sr. Notes                                         10.0%   11/1/2004      4,462,500
  4,800,000  Riggs Capital Trust II, Trust Preferred Securities                      8.875%   3/15/2027      5,435,458
  7,000,000  SIG Capital Trust I, Bond                                                 9.5%   8/15/2027      7,210,000
  8,530,000  Trizec Finance Ltd., Sr. Notes                                         10.875%  10/15/2005      9,638,900
  3,000,000  Veritas Capital Trust, Trust Preferred Securities                        10.0%    1/1/2028      3,150,000
  5,070,000  Veritas Holdings GMBH, Sr. Notes                                        9.625%  12/15/2003      5,336,175
  7,500,000  Williams Scotsman, Inc., Sr. Notes                                      9.875%    6/1/2007      7,837,500
  4,800,000  Wilshire Financial Services Group, Inc., Notes                           13.0%    1/1/2004      5,220,000
                                                                                                         -------------
                                                                                                            96,144,518
                                                                                                         -------------

             Broadcasting - 11.3%
  6,300,000  Adelphia Communications Corp., Sr. Debentures                          11.875%   9/15/2004      6,977,250
  3,073,000  American Telecasting, Inc., Sr. Discount Notes                     Zero Coupon   8/15/2005        691,425
  2,142,000  American Telecasting, Inc., Sr. Discount Notes                     Zero Coupon   6/15/2004        546,210
  3,600,000  Australis Holdings Pty Ltd., Sr. Discount Notes                    Zero Coupon   11/1/2002        810,000
 24,594,230  Australis Media Ltd., Sr. Discount Notes                           Zero Coupon   5/15/2003      1,844,567
  5,500,000  Chancellor Media Corp., Sr. Subordinated Notes                          8.125%  12/15/2007      5,596,250
  6,000,000  CS Wireless Systems, Inc., Sr. Discount Notes, Series B            Zero Coupon    3/1/2006      1,530,000
  3,000,000  CSC Holdings, Inc., Sr. Notes                                           7.875%  12/15/2007      3,172,500
  3,000,000  Cumulus Media, Inc., Sr. Subordinated Notes                            10.375%    7/1/2008      3,060,000
  6,000,000  Diamond Cable Communications plc, Sr. Discount Notes               Zero Coupon  12/15/2005      4,980,000
  1,850,000  Diamond Cable Co., Sr. Discount Notes                              Zero Coupon   9/30/2004      1,757,500
 13,000,000  DIVA Systems Corp., Bonds                                          Zero Coupon    3/1/2008      6,045,000
  2,400,000  Echostar DBS Corp., Sr. Secured Notes                                    12.5%    7/1/2002      2,682,000
  6,000,000  EchoStar Satellite Broadcasting Corp., Sr. Secured
             Discount Notes                                                     Zero Coupon   3/15/2004      5,535,000
  6,450,000  Falcon Holding Group, L.P., Sr. Discount Debentures                Zero Coupon   4/15/2010      4,208,625
 10,800,000  Groupo Televisa S.A., Sr. Notes                                        11.875%   5/15/2006     12,042,000
 10,200,000  Intermedia Capital Partners, Sr. Notes                                  11.25%    8/1/2006     11,628,000
  6,900,000  International CableTel, Inc., Sr. Notes, Series A                  Zero Coupon   4/15/2005      6,141,000
  7,300,000  Jacor Communications, Inc., Convertible Preferred                  Zero Coupon    2/9/2018      3,202,875
  5,140,000  Jones Intercable, Inc., Sr. Notes                                       9.625%   3/15/2002      5,564,050
  4,200,000  NTL, Inc., Sr. Notes, Series B                                           10.0%   2/15/2007      4,515,000
  6,000,000  Olympus Communications, L.P., Sr. Notes                                10.625%  11/15/2006      6,660,000
 19,000,000  Orion Network Systems, Inc., Sr. Notes                                  11.25%   1/15/2007     21,470,000
  7,050,000  Rogers Cablesystems Ltd., Sr. Secured Second Priority Notes             9.625%    8/1/2002      7,561,125
  3,000,000  Rogers Cantel Inc., Debentures                                          9.375%    6/1/2008      3,127,500
    819,869  Scott Cable Communications, Jr. Subordinated Notes,
             Payment-In-Kind                                                          16.0%   7/18/2002        303,352
  8,400,000  SFX Broadcasting, Inc., Sr. Subordinated Notes, Series B                10.75%   5/15/2006      9,324,000
  3,000,000  Sinclair Broadcast Group, Sr. Subordinated Notes                         8.75%  12/15/2007      3,105,000
  3,000,000  Sinclair Broadcast Group, Sr. Subordinated Notes                          9.0%   7/15/2007      3,135,000
  4,800,000  Supercanal Holding S.A                                                   11.5%   5/15/2005      4,632,000
  7,100,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B          Zero Coupon   5/15/2006      4,375,375
  2,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series D                14.0%   5/15/2006      1,540,625
 12,000,000  United International Holdings, Inc., Sr. Notes, Series B                10.75%   2/15/2008      7,440,000
  4,900,000  Wireless One, Inc., Sr. Notes                                            13.0%  10/15/2003      1,053,500
  4,200,000  Young Broadcasting Corp., Sr. Subordinated Notes                        11.75%  11/15/2004      4,662,000
                                                                                                         -------------
                                                                                                           170,918,729
                                                                                                         -------------

            Building Products & Materials - 1.6%
 4,200,000  American Standard Cos Inc., Notes                                        7.375%   4/15/2005      4,190,773
 6,600,000  American Standard Cos, Inc., Sr. Notes                                   7.375%    2/1/2008      6,492,750
 5,500,000  Atrium Companies, Inc., Sr. Subordinated Notes                            10.5%  11/15/2006      5,830,000
 6,000,000  CEMEX S.A. de C.V., Notes                                                12.75%   7/15/2006      6,900,000
                                                                                                         -------------
                                                                                                            23,413,523
                                                                                                         -------------

            Chemicals - 0.9%
 3,050,000  General Chemical Corp., Sr. Subordinated Notes                            9.25%   8/15/2003      3,141,500
 4,500,000  Huntsman Polymers Corp., Sr. Notes                                       11.75%   12/1/2004      4,927,500
 4,800,000  Sovereign Specialty Chemicals, Sr. Subordinated B Notes                    9.5%    8/1/2007      4,920,000
                                                                                                         -------------
                                                                                                            12,989,000
                                                                                                         -------------

            Computers & Office Equipment - 2.4%
 5,500,000  Dictaphone Corp., Sr. Subordinated Notes                                 11.75%    8/1/2005      5,555,000
 5,000,000  Exodus Communications Inc., Sr. Notes                                    11.25%    7/1/2008      5,037,500
 3,000,000  MCMS, Inc., Subordinated Notes                                      Zero Coupon    3/1/2008      2,790,000
 4,800,000  Samsung Electronics America, Notes                                        9.75%    5/1/2003      4,512,000
 6,000,000  Unisys Corp., Sr. Notes                                                  11.75%  10/15/2004      6,952,500
 3,600,000  Unisys Corp., Sr. Notes                                                   12.0%   4/15/2003      4,077,000
 4,500,000  Wam!Net, Inc., Units                                                Zero Coupon    3/1/2005      2,857,500
 5,800,000  Zilog, Inc., Sr. Notes                                                     9.5%    3/1/2005      4,147,000
                                                                                                         -------------
                                                                                                            35,928,500
                                                                                                         -------------

            Conglomerates - 0.3%
 4,250,000  Eagle-Picher Acquisition, Inc., Sr. Subordinated Notes                   9.375%    3/1/2008      4,313,750
                                                                                                         -------------

            Construction & Home Building - 2.0%
 4,000,000  MasTec, Inc., Sr Subordinated Notes                                       7.75%    2/1/2008      3,840,000
 6,000,000  M.D.C. Holdings, Inc., Sr. Notes                                         8.375%    2/1/2008      6,000,000
 9,600,000  Peters (J.M.) Co., Inc., Sr. Notes                                       12.75%    5/1/2002     10,368,000
 3,350,000  Ryland (The) Group, Inc., Sr. Subordinated Notes                          10.5%   7/15/2002      3,500,750
 5,400,000  The Fortress Group, Inc., Sr. Notes                                      13.75%   5/15/2003      6,183,000
                                                                                                         -------------
                                                                                                            29,891,750
                                                                                                         -------------

            Containers & Packaging - 1.7%
 3,000,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                        9.5%    3/1/2007      2,910,000
 3,600,000  Graham Packaging Company, Sr. Subordinated Notes                    Zero Coupon   1/15/2008      3,618,000
 4,750,000  Radnor Holdings Corp., Sr. Notes                                          10.0%   12/1/2003      4,963,750
 6,250,000  SF Holdings Group, Inc., Units                                      Zero Coupon   3/15/2008      3,375,000
 2,866,000  Silgan Holdings, Inc., Subordinated Debentures,
            Payment-In-Kind                                                          13.25%   7/15/2006      3,195,590
 3,700,000  Vicap, S.A. de C.V., Sr. Guaranteed Notes                               11.375%   5/15/2007      3,982,125
 3,100,000  Vicap, S.A. de C.V., Sr. Guaranteed Notes                                10.25%   5/15/2002      3,231,750
                                                                                                         -------------
                                                                                                            25,276,215
                                                                                                         -------------

            Cosmetics & Toiletries - 0.5%
 1,800,000  Revlon Consumer Products Corp., Sr. Notes                                8.125%    2/1/2006      1,800,000
 5,800,000  Revlon Consumer Products Corp., Sr. Notes                                8.625%    2/1/2008      5,836,250
                                                                                                         -------------
                                                                                                             7,636,250
                                                                                                         -------------

            Drugs & Health Care - 0.9%
 4,800,000  Global Health Sciences, Inc., Sr. Notes                                   11.0%    5/1/2008      4,764,000
 4,100,000  ICN Pharmaceuticals, Inc., Sr. Notes                                      9.25%   8/15/2005      4,335,750
 3,550,000  Owens & Minor, Inc., Sr. Subordinated Notes                             10.875%    6/1/2006      3,851,750
                                                                                                         -------------
                                                                                                            12,951,500
                                                                                                         -------------

            Electric Utilities - 2.4%
 2,400,000  AES Corp., Sr. Subordinated Notes                                          8.5%   11/1/2007      2,436,000
 1,500,000  CMS Energy Corp., Sr. Notes                                              7.625%  11/15/2004      1,501,098
 6,000,000  CMS Energy Corp., Sr. Unsecured Notes                                    8.125%   5/15/2002      6,167,034
 2,400,000  CMS Energy, Sr Unsecured Notes                                             7.0%   1/15/2005      2,331,694
 4,800,000  ESI Tractebel Acquisition Corp, Series A                                  7.99%  12/30/2011      4,883,971
 3,550,000  Midland Cogen Venture Fund II, Secured Lease
            Obligation Bonds, Series A                                               11.75%   7/23/2005      4,269,823
 3,000,000  Midland Cogen Venture Fund II, Subordinated
            Secured Lease Obligation Bonds                                           13.25%   7/23/2006      3,845,316
 2,400,000  Niagara Mohawk Power Corp., Sr. E Notes                                  7.375%    7/1/2003      2,418,000
 3,600,000  Niagara Mohawk Power Corp., Sr. G Notes                                   7.75%   10/1/2008      3,712,500
 6,600,000  Niagara Mohawk Power Corp., Sr. H Notes                             Zero Coupon    7/1/2010      4,554,000
                                                                                                         -------------
                                                                                                            36,119,436
                                                                                                         -------------

            Electrical Equipment - 1.3%
 4,900,000  EV International, Inc., Sr. Subordinated Notes, Series A                  11.0%   3/15/2007      4,483,500
 3,600,000  Fisher Scientific Int'l Inc., Sr. Subordinated Notes                       9.0%    2/1/2008      3,591,000
 3,000,000  Jordan Telecommunication Products, Sr. Notes                             9.875%    8/1/2007      3,075,000
 4,200,000  Protection One Alarm Monitoring, Inc., Convertible Sr.
            Subordinated Notes                                                        6.75%   9/15/2003      4,903,500
 3,120,000  Protection One Alarm Monitoring, Inc., Sr. Subordinated
            Discount Notes                                                      Zero Coupon   6/30/2005      3,525,600
                                                                                                         -------------
                                                                                                            19,578,600
                                                                                                         -------------

            Food & Beverage - 2.9%
 4,800,000  Ameriserve Food Distribution, Inc., Sr. Notes                            8.875%  10/15/2006      4,824,000
 4,200,000  Cott Corp., Sr. Notes                                                      8.5%    5/1/2007      4,074,000
 7,200,000  Gorges/Quik-to-Fix Foods, Sr. Subordinated Notes, Series B                11.5%   12/1/2006      7,164,000
 8,000,000  Grupo Azucarero Mexico, Sr. Notes                                         11.5%   1/15/2005      6,870,000
 7,300,000  Imperial Holly Corp., Sr. Subordinated Notes                              9.75%  12/15/2007      7,354,750
 3,000,000  Packaged Ice, Inc., Sr. Notes                                             9.75%    2/1/2005      3,060,000
 6,000,000  Smithfield Foods, Inc., Sr. Subordinated Notes                           7.625%   2/15/2008      6,090,000
 3,600,000  Southern Foods Group, L.P., Sr. Subordinated Notes                       9.875%    9/1/2007      3,771,000
                                                                                                         -------------
                                                                                                            43,207,750
                                                                                                         -------------

            Hospital Management - 3.1%
 6,500,000  Health Insurance Plan, Revenue Bonds, Series C                           11.25%    7/1/2010      6,913,335
 5,100,000  Healthsouth Rehab Corp., Sr. Subordinated Notes                            9.5%    4/1/2001      5,304,000
 7,900,000  Integrated Health Svcs, Inc., Sr Subordinated Notes, Series A             9.25%   1/15/2008      8,216,000
 6,000,000  MedPartners, Inc., Sr. Notes                                             7.375%   10/1/2006      5,357,232
 4,500,000  MedPartners, Inc., Sr. Subordinated Notes                                6.875%    9/1/2000      4,239,122
 4,200,000  PhyMatrix Corp., Convertible Subordinated Debentures                      6.75%   6/15/2003      3,302,250
 5,000,000  Sun HealthCare Group Inc., Sr. Subordinated Notes                        9.375%    5/1/2008      5,075,000
 7,200,000  Tenet Healthcare Corp., Sr. Subordinated Notes                           8.125%   12/1/2008      7,281,000
                                                                                                         -------------
                                                                                                            45,687,939
                                                                                                         -------------

            Household Products - 1.6%
 2,100,000  AMM Holdings, Inc., Sr. Discount Notes                                    13.5%    7/1/2009      1,123,500
 7,800,000  BPC Holding Corp., Sr. Secured Notes, Series B                            12.5%   6/15/2006      8,580,000
 3,000,000  Moll Industries Inc., Sr. Subordinated Notes                              10.5%    7/1/2008      3,075,000
 3,000,000  Sealy Mattress Company, Sr. Discount Notes                          Zero Coupon  12/15/2007      1,965,000
 3,200,000  Sealy Mattress Company, Sr. Subordinated Notes                           9.875%  12/15/2007      3,280,000
 6,000,000  Simmons Co., Sr. Subordinated Notes                                      10.75%   4/15/2006      6,450,000
                                                                                                         -------------
                                                                                                            24,473,500
                                                                                                         -------------

            Leisure & Entertainment - 3.8%
 7,471,000  AMF Group, Inc., Sr. Subordinated Discount Notes, Series B          Zero Coupon   3/15/2006      6,042,171
 3,000,000  CapStar Hotel Company, Convertible Subordinated Notes                     4.75%  10/15/2004      2,467,500
 2,400,000  CapStar Hotel Company, Sr. Subordinated Notes                             8.75%   8/15/2007      2,502,000
 7,500,000  Discovery Zone, Inc., Sr. Notes                                           13.5%    8/1/2002      6,825,000
 6,000,000  HMH Properties, Inc., Sr. Secured Notes                                  8.875%   7/15/2007      6,720,000
 3,000,000  IMAX Corp., Sr. Notes                                                     10.0%    3/1/2001      3,138,750
 5,400,000  Lodgenet Entertainment, Sr. Notes                                        10.25%  12/15/2006      5,589,000
 8,000,000  Premier Cruise Ltd., Sr. Notes                                            11.0%   3/15/2008      5,360,000
 4,950,000  Premier Parks, Inc., Sr. Discount Notes                             Zero Coupon    4/1/2008      3,310,313
 7,000,000  Production Resource Group LLC, Sr. Subordinated Notes                     11.5%   1/15/2008      6,860,000
 2,400,000  Signature Resorts, Inc., Sr. Notes                                        9.25%   5/15/2006      2,412,000
 3,000,000  Signature Resorts, Inc., Sr. Subordinated Notes                           9.75%   10/1/2007      2,940,000
 3,000,000  Silverleaf Resorts, Inc., Sr. Subordinated Notes                          10.5%    4/1/2008      2,925,000
                                                                                                         -------------
                                                                                                            57,091,734
                                                                                                         -------------

            Machinery & Equipment - 1.4%
 4,200,000  Motors & Gears, Inc., Sr. Discount Notes                                 10.75%  11/15/2006      4,515,000
 7,200,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                 9.0%    6/1/2002      7,569,000
 5,400,000  Navistar International Corp., Sr. Notes, Series B                          7.0%    2/1/2003      5,440,500
 3,000,000  Scotsman Group, Inc., Sr. Subordinated Notes                             8.625%  12/15/2007      3,067,500
                                                                                                         -------------
                                                                                                            20,592,000
                                                                                                         -------------

             Mining & Metals - 1.8%
  6,500,000  AK Steel Corp., Sr. Notes                                               10.75%    4/1/2004      6,955,000
  4,850,000  Altos Hornos de Mexico, Bonds, Series B                                11.875%   4/30/2004      4,874,250
  4,000,000  Doe Run Resources Corp., Sr. Notes                                 Zero Coupon   3/15/2003      4,060,000
 10,190,000  UCAR Global Enterprises, Inc., Sr. Subordinated Notes,
             Series B                                                                 12.0%   1/15/2005      0,979,725
                                                                                                         -------------
                                                                                                            26,868,975
                                                                                                         -------------

             Oil & Gas - 4.5%
  6,000,000  Abraxas Petroleum Corp., Sr. Notes, Series B                             11.5%   11/1/2004      6,225,000
  6,200,000  Belden & Blake Corp., Sr. Subordinated Notes                            9.875%   6/15/2007      6,091,500
  1,800,000  Chesapeake Energy Corp., Sr. Notes                                      9.625%    5/1/2005      1,813,500
  4,800,000  Coho Energy, Inc., Sr. Subordinated Notes                               8.875%  10/15/2007      4,536,000
  4,500,000  Conproca, S.A. de C.V., Sr. Secured Bonds                                12.0%   6/16/2010      4,578,750
  4,200,000  Cross Timbers Oil Company, Sr. Subordinated Notes,
             Series B                                                                 8.75%   11/1/2009      4,231,500
  3,050,000  Dailey International Inc., Sr. B Notes                                    9.5%   2/15/2008      2,989,000
  5,365,000  Gulf Canada Resources Ltd., Sr. Subordinated Debentures                 9.625%    7/1/2005      5,780,788
  9,000,000  National Energy Group, Inc., Sr. Notes, Series C                        10.75%   11/1/2006      8,190,000
  4,800,000  Northern Offshore ASA, Sr. Notes                                         10.0%   5/15/2005      4,608,000
  5,100,000  Pride Petroleum Services, Inc., Sr. Notes                               9.375%    5/1/2007      5,393,250
  4,500,000  RAM Energy, Inc., Sr. Notes                                              11.5%   2/15/2008      4,545,000
  4,850,000  Snyder Oil Corp., Sr. Subordinated Notes                                 8.75%   6/15/2007      4,947,000
  3,650,000  Trico Marine Services, Inc., Sr. Unsecured F Notes                        8.5%    8/1/2005      3,567,875
                                                                                                         -------------
                                                                                                            67,497,163
                                                                                                         -------------

             Paper & Forest Products - 1.9%
  3,600,000  APP Finance (II) Mauritius Ltd., Guaranteed Preferred Securities,
             Series B                                                                 12.0%   2/15/2004      2,637,000
  1,200,000  App Intl' Finance, Secured Notes                                        10.25%   10/1/2000      1,059,000
  3,000,000  FSW International Finance Co. B.V., Guaranteed Secured Notes             12.5%   11/1/2006        656,250 (c)
  1,800,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes                       10.0%    7/1/2007      1,278,000
  8,100,000  National Fiberstok Corp., Sr. Notes Series B                           11.625%   6/15/2002      8,667,000
  3,600,000  Pindo Deli Finance Mauritius, Sr. Notes                                 10.25%   10/1/2002      2,587,500
  6,000,000  S.D. Warren Co. Sr. Subordinated Notes                                   12.0%  12/15/2004      6,667,500
  4,800,000  Tembec Finance Corp., Sr. Notes                                         9.875%   9/30/2005      5,100,000
                                                                                                         -------------
                                                                                                            28,652,250
                                                                                                         -------------

             Pollution Control - 0.3%
  4,000,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                         13.25%  11/15/2005      4,620,000
                                                                                                         -------------

             Publishing & Printing - 1.3%
  5,500,000  K-III Communications Corp., Sr. Notes                                   10.25%    6/1/2004      5,885,000
  7,500,000  MDC Communications Corp., Sr. Subordinated Notes                         10.5%   12/1/2006      7,912,500
  5,850,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                         12.75%    8/1/2005      6,157,125
                                                                                                         -------------
                                                                                                            19,954,625
                                                                                                         -------------

             Restaurants - 0.2%
  3,000,000  Roma Corp., Inc., Sr. Notes                                              12.0%    7/1/2006      3,063,750
                                                                                                         -------------

             Retail - 2.2%
 11,000,000  Brylane L.P., Sr. Subordinated Notes, Series B                           10.0%    9/1/2003     11,618,750
  5,000,000  County Seat Stores, Inc., Units                                         12.75%   11/1/2004      5,287,500
  2,750,000  F & M Distributors, Inc., Sr. Subordinated Notes                         11.5%   4/15/2003         34,375 (c)
  5,400,000  Hollywood Entertainment Corp., Sr. Subordinated Notes, Series B        10.625%   8/15/2004      5,535,000
  6,000,000  Lifestyle Furnishings International Ltd., Sr. Subordinated Notes       10.875%    8/1/2006      6,720,000
  3,000,000  TravelCenters of America, Inc., Sr. Subordinated Notes                  10.25%    4/1/2007      3,150,000
                                                                                                         -------------
                                                                                                            32,345,625
                                                                                                         -------------

             Retail - Food - 1.4%
  5,100,000  Fleming Companies, Inc., Sr. Subordinated Notes, Series B              10.625%   7/31/2007      5,342,250
  4,300,000  Jitney-Jungle Stores of America, Sr. Notes                               12.0%    3/1/2006      4,869,750
  1,800,000  Jitney-Jungle Stores of America, Sr. Subordinated Notes                10.375%   9/15/2007      1,930,500
  7,600,000  Smith's Food & Drug Centers, Pass Through Certificates                   8.64%    7/2/2012      8,094,000
                                                                                                         -------------
                                                                                                            20,236,500
                                                                                                         -------------

             Services - 0.8%
  9,100,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                 9.5%   2/15/2009      9,213,750
  3,000,000  US Office Products Company, Sr. Subordinated Notes                       9.75%   6/15/2008      3,015,000
                                                                                                         -------------
                                                                                                            12,228,750
                                                                                                         -------------

             Telecommunications - 19.2%
  6,000,000  Advanced Radio Telecom, Sr. Notes                                        14.0%   2/15/2007      6,450,000
 10,800,000  Allegiance Telecom, Inc., Sr. Discount Notes                       Zero Coupon   2/15/2008      5,562,000
  6,000,000  American Mobile Satellite Corp., Units                                  12.25%    4/1/2008      5,670,000
  3,000,000  Birch Telecom, Inc., UNIT                                                14.0%   6/15/2008      3,022,500
  4,900,000  CenCall Communications Corp., Sr. Redeemable Discount Notes        Zero Coupon   1/15/2004      4,814,250
  7,500,000  Clearnet Communications, Inc., Sr. Discount Notes                  Zero Coupon  12/15/2005      6,318,750
  6,000,000  Comcast Cellular Holdings, Inc., Sr. Notes                                9.5%    5/1/2007      6,285,000
  8,000,000  Covad Communication Group, Inc., Units                             Zero Coupon   3/15/2008      4,200,000
  6,000,000  Dobson Wireline Company, Sr. Notes                                      12.25%   6/15/2008      5,850,000
  3,500,000  Dolphin Telecom plc, Sr. Discount Notes                            Zero Coupon    6/1/2008      1,986,250
  4,800,000  Esprit Telecom Group, plc, Sr. Notes                                     11.5%  12/15/2007      4,968,000
  4,800,000  E.Spire Communications, Sr. Notes                                       13.75%   7/15/2007      5,496,000
  4,200,000  Globalstar, L.P., Sr. Notes                                              11.5%    6/1/2005      4,110,750
  6,700,000  GST Equipment Funding, Inc., Sr. Secured Notes                          13.25%    5/1/2007      7,705,000
  3,000,000  GST Telecommunications Inc., Sr. Discount Notes                    Zero Coupon    5/1/2008      1,815,000
  1,445,000  GST Telecommunications, Inc., Sr. Subordinated Notes               Zero Coupon  12/15/2005      1,849,600
  4,250,000  Hermes Europe Railtel B.V., Sr. Notes                                    11.5%   8/15/2007      4,823,750
    300,000  HighwayMaster Communications, Inc., Sr. Notes                           13.75%   9/15/2005        226,500
  4,300,000  HighwayMaster Communications, Inc., Sr. Notes                           13.75%   9/15/2005      3,246,500
  2,400,000  Hyperion Telecommunications, Inc., Sr. Secured Notes                    12.25%    9/1/2004      2,598,000
  5,600,000  Hyperion Telecommunications, Sr. Discount Notes, Series B          Zero Coupon   4/15/2003      4,200,000
  3,700,000  IDT Corp., Sr. Notes                                                     8.75%   2/15/2006      3,570,500
  5,500,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                  Zero Coupon    5/1/2006      4,317,500
  4,900,000  Intermedia Communications Inc., Sr. Notes, Series B                       8.5%   1/15/2008      4,924,500
  1,800,000  Intermedia Communications, Inc., Sr. Notes                                8.6%    6/1/2008      1,831,500
  4,200,000  Ionica plc, Sr. Notes                                                    13.5%   8/15/2006      2,583,000
  1,200,000  Iridium LLC, Sr. C Notes                                                11.25%   7/15/2005      1,209,000
  4,200,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                           13.0%   7/15/2005      4,525,500
  4,850,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                           14.0%   7/15/2005      5,419,875
  3,000,000  IXC Communications, Inc., Sr. Subordinated Notes                          9.0%   4/15/2008      3,022,500
  6,000,000  Level 3 Communications, Inc., Sr. Subordinated Notes                    9.125%    5/1/2008      5,872,500
 10,800,000  McCaw International Ltd., Sr. Discount Notes                       Zero Coupon   4/15/2007      7,128,000
  4,800,000  MetroNet Communications Corp., Sr. Discount Notes                  Zero Coupon   6/15/2008      2,994,000
  4,850,000  MGC Communications, Inc., Sr. Notes, Series B                            13.0%   10/1/2004      4,825,750
  9,000,000  Microcell Telecommunications, Inc., Sr. Discount Notes             Zero Coupon    6/1/2006      6,727,500
 12,600,000  Millicom International Cellular, Sr. Discount Notes                Zero Coupon    6/1/2006      9,796,500
  6,000,000  MJD Communications Inc., Notes                                     Zero Coupon    5/1/2008      6,120,000
  6,000,000  Mobile Telecommunications Technology, Sr. Notes                          13.5%   2/15/2002      6,930,000
  5,000,000  Netia Holdings B.V., Sr. Discount B Notes                          Zero Coupon   11/1/2007      3,312,500
  3,000,000  Nextel Communications, Inc., Sr. Discount Notes                    Zero Coupon  10/31/2007      1,965,000
  4,900,000  Nextel Communications, Inc., Sr. Discount Notes                    Zero Coupon   9/15/2007      3,319,750
  4,550,000  Nextel Communications, Inc., Sr. Discount Notes                    Zero Coupon   2/15/2008      2,929,063
  4,800,000  NEXTLINK Communications LLC, Sr. Discount Notes                          12.5%   4/15/2006      5,472,000
  2,400,000  NEXTLINK Communications, Inc., Sr. Notes                                9.625%   10/1/2007      2,472,000
  5,400,000  OnePoint Communications Corp., Units                                     14.5%    6/1/2008      5,103,000
  7,200,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes             Zero Coupon    2/1/2005      6,516,000
  4,200,000  PageMart Wireless, Inc., Sr. Discount Notes                        Zero Coupon    2/1/2008      2,604,000
  4,200,000  Pathinet, Inc., UNIT                                                    12.25%   4/15/2008      4,473,000
  5,100,000  Phonetel Technologies, Inc., Sr. Notes                                   12.0%  12/15/2006      5,125,500
  5,000,000  Poland Telecom Finance BV                                                14.0%   12/1/2007      5,650,000
  3,050,000  Price Communications Wireless, Sr Subordinated Notes                    11.75%   7/15/2007      3,370,250
  5,400,000  Primus Telecommunications Group, Inc., Sr. Notes                        11.75%    8/1/2004      5,751,000
  6,755,000  RSL Communications Ltd., Units                                          12.25%  11/15/2006      7,599,375
  3,000,000  Startec Global Communications, Units                                     12.0%   5/15/2008      2,925,000
  4,200,000  Telegroup, Inc., Sr. Discount Notes                                Zero Coupon   11/1/2004      3,360,000
  7,000,000  Teletrac, Inc. Sr. B Notes                                               14.0%    8/1/2007      6,545,000
  4,800,000  Teligent, Inc., Sr. Discount Notes                                 Zero Coupon    3/1/2008      2,670,000
  4,800,000  Teligent, Inc., Sr. Notes                                                11.5%   12/1/2007      4,872,000
  9,000,000  UNIFI Communications, Inc., Sr. Notes                                    14.0%    3/1/2004      1,777,500
  4,900,000  USA Mobile Communications, Inc., Sr. Notes                               14.0%   11/1/2004      5,414,500
  6,000,000  USN Communications, Inc., Sr. Discount Notes, Series B             Zero Coupon   8/15/2004      4,470,000
  5,500,000  VIALOG Corp., Sr. Notes                                                 12.75%  11/15/2001      5,692,500
  5,000,000  Viatel, Inc., Units                                                Zero Coupon   4/15/2008      3,050,000
  3,300,000  WinStar Communications, Inc., Sr. Discount Notes                   Zero Coupon  10/15/2005      2,763,750
  3,000,000  WinStar Communications, Inc., Unsecured Sr. Notes                        14.5%  10/15/2005      4,170,000
                                                                                                         -------------
                                                                                                           286,368,663
                                                                                                         -------------

             Textiles & Apparel - 2.5%
  4,500,000  Brazos Sportswear, Inc., Sr. Notes                                       10.5%    7/1/2007      3,127,500
  6,050,000  CMI Industries, Inc., Sr. Subordinated Notes                              9.5%   10/1/2003      6,443,250
  8,700,000  Dan River, Inc., Sr. Subordinated Notes                                10.125%  12/15/2003      9,265,500
  2,700,000  Delta Mills, Inc., Sr. Notes, Series B                                  9.625%    9/1/2007      2,666,250
  4,200,000  Dyersburg Corp., Sr. Subordinated Notes                                  9.75%    9/1/2007      4,063,500
  4,250,000  Galey & Lord, Inc., Sr. Subordinated Notes                              9.125%    3/1/2008      4,122,500
  4,200,000  Norton McNaughton, Inc., Sr. Notes                                       12.5%    6/1/2005      4,263,000
  4,000,000  WestPoint Stevens Inc., Sr. Notes                                       7.875%   6/15/2008      4,045,000
                                                                                                         -------------
                                                                                                            37,996,500
                                                                                                         -------------

             Transportation - 2.5%
  7,300,000  Allied Holdings, Inc., Sr. Notes, Series B                              8.625%   10/1/2007      7,409,500
  6,000,000  Alpha Shipping plc, Sr. Notes                                             9.5%   2/15/2008      5,760,000
  4,200,000  Cenargo International plc, First Mortgage                                9.75%   6/15/2008      4,121,250
  5,400,000  Equimar Shipholdings Ltd., First Priority Mtg                           9.875%    7/1/2007      4,941,000
  4,200,000  PanOceanic Bulk Carriers, Ltd., 1st Preferred Ship
             Mortgage Notes                                                           12.0%  12/15/2007      3,423,000
  3,600,000  Sabreliner Corp., Sr. Notes                                              11.0%   6/15/2008      3,618,000
  4,500,000  TFM S. A. de  C.V., Sr. Discount Debentures                        Zero Coupon   6/15/2009      2,823,750
  6,000,000  Windsor Petroleum, Notes                                                 7.84%   1/15/2021      5,250,000
                                                                                                         -------------
                                                                                                            37,346,500
                                                                                                         -------------
             Total Corporate Bonds (cost $1,283,402,415)                                                 1,277,137,281
                                                                                                         -------------



    Shares
 -----------
             PREFERRED STOCKS - 9.7% (a)
             Convertible - 2.8%
     36,000  AES Trust II, Convertible Preferred Stock                                                     2,052,000
     60,000  CalEnergy Capital Trust III, Convertible Preferred Stock                                      2,745,000
     69,000  Chesapeake Energy Corp., Convertible Preferred Stock                                          2,923,875
    100,000  Echostar Communications Corp., Convertible Preferred Stock, Series C                          6,000,000
    158,300  Granite Broadcasting Corp., Convertible Preferred Stock                                       9,537,575
     90,000  Host Marriott Financial Trust, Convertible Preferred Stock                                    4,758,750
     50,000  Intermedia Communication, Convertible Preferred Stock                                         1,856,250
     60,000  Owens - Illinois, Inc., Convertible Preferred Stock                                           3,127,500
     45,500  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                   3,219,125
     54,000  TIMET Capital Trust I, Convertible Preferred Stock                                            2,376,000
     83,800  Treev, Inc., Convertible Preferred Stock, Series A                                              712,300
    120,000  USX Corp. (Marathon Group), Convertible Preferred Stock                                       2,580,000
                                                                                                       -------------
                                                                                                          41,888,375
                                                                                                       -------------

             Non-Convertible - 6.9%
     42,000  California Federal Bank, Non-cumulative Preferred Stock                                       4,746,000
    105,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A               5,761,875
     30,000  Cluett American Corp., Preferred Stock                                                        3,022,500
      3,000  Concentric Network Corp., Payment-In-Kind, Preferred Stock                                    2,986,500
     49,674  Communications & Power Industries, Inc., Preferred Stock, Series B                            5,364,792
     59,298  CSC Holdings, Inc., Payment-In-Kind, Preferred Stock                                          6,937,866
     30,019  CSC Holdings, Inc., Preferred Stock                                                           3,459,690
      1,200  Cumulus Media Inc., Preferred Stock, Series A                                                 1,227,000 (b)
      2,294  Echostar Communications Corp., Payment-in-Kind, Series B Preferred                            2,546,340
     49,500  Grand Union Holdings Corp., Cumulative Preferred Stock, Series A                                      0 (b,d)
    396,146  Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                          891,329 (b)
      7,135  ICG Holdings, Inc., Preferred Stock                                                           8,312,275
      3,464  Intermedia Communications, Inc., Preferred Stock                                              4,087,520
      3,284  IXC Communications, Inc., Preferred Stock                                                     3,809,440
      1,800  J Crew Group, Preferred Stock                                                                 1,710,000
     43,114  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                    4,408,407
      4,682  Nextel Communications, Inc., Preferred Stock                                                  4,822,460
     91,701  NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                5,387,434
      6,171  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                  6,510,405
    240,000  Petroleum Heat & Power Co., Inc., Exchangeable Preferred Stock, Series B                      3,900,000
     33,000  Primedia, Inc., Exchangeable Preferred Stock                                                  3,357,750
     42,500  Primedia, Inc., Preferred Stock                                                               4,143,750
     46,000  Primedia, Inc., Preferred Stock, Series D                                                     4,864,500
    147,500  River Bank Asset, Inc., Preferred Stock, Series A                                             2,839,375
     47,469  SFX Broadcasting, Inc., Payment-In-Kind Preferred Stock                                       5,375,864
      1,700  Winstar Communications, Inc., Preferred Stock                                                 2,082,500
                                                                                                       -------------
                                                                                                         102,555,572
                                                                                                       -------------
             Total Preferred Stocks (cost $150,029,411)                                                  144,443,947
                                                                                                       -------------

             COMMON STOCKS & STOCK WARRANTS - 3.5% (a)
     10,800  Allegiance Telecom, Inc., Stock Warrants                                                         27,000
     34,000  American Telecasting, Inc., Stock Warrants                                                       17,000 (d)
      3,600  American Telecasting, Inc., Stock Warrants                                                        1,800 (d)
    175,000  Arch Communications Group, Common Stock                                                         689,063
      3,600  Australis Holdings Pty Ltd., Stock Warrants                                                          36 (d)
     17,150  Australis Media Ltd., Stock Warrants                                                                172 (d)
    120,000  Bell & Howell Co., Common Stock                                                               3,097,500
     35,475  Clearnet Communications, Inc., Stock Warrants                                                   248,325
      2,310  Communications & Power Industries, Inc., Common Stock                                           346,500
     10,989  Consolidated Hydro, Inc., Stock Warrants, Class B                                                21,978 (d)
      7,133  Consolidated Hydro, Inc., Stock Warrants, Class C                                                21,399 (d)
      3,267  CS Wireless Systems, Inc., Common Stock                                                               3 (d)
      7,500  Discovery Zone, Inc., Stock Warrants                                                            450,000
     16,800  E.Spire Communications, Stock Warrants                                                        3,272,583
    101,377  Gaylord Container Corp., Class A Common Stock                                                   779,336
    127,902  Gaylord Container Corp., Stock Warrants                                                         959,265
     18,126  Grand Union Co., Stock Warrants                                                                      18 (d)
     36,251  Grand Union Co., Stock Warrants                                                                      36 (d)
      4,600  HighwayMaster Communications, Inc., Stock Warrants                                               46,575
     13,800  Hyperion Telecommunications, Stock Warrants                                                   1,338,600
    121,000  IntelCom Group Communications, Inc., Common Stock                                             4,424,063
     68,300  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                 2,015,737
      5,900  Intermedia Communications of Florida, Stock Warrants                                            914,500
      1,524  Intermedia Communications, Inc., Common Stock                                                    63,913
     14,800  Ionica plc, Stock Warrants                                                                      296,000
      3,000  Iridium World Communications, Stock Warrants                                                    645,000
     38,000  JPS Textiles Group, Common Stock, Class A                                                           380 (d)
      3,000  L-3 Communications Holdings, Common Stock                                                        98,063
     95,000  Magellan Health Services, Common Stock                                                        2,410,625
     10,900  McCaw International Ltd., Stock Warrants                                                         27,250
     50,379  Memorex Telex N.V., ADR, Common Stock                                                               126
      1,728  Memorex Telex N.V., ADR, Stock Warrants                                                               0 (d)
      4,850  MGC Communications, Inc., Stock Warrants                                                        291,000
     40,800  Microcell Telecommunications, Inc., Stock Warrants                                              773,160
    384,500  MobileMedia Corp., Class A Common Stock                                                          46,140
      3,750  NEXTEL Communications, Stock Warrants                                                             4,350
      3,086  NEXTEL Communications, Stock Warrants                                                                31
     33,250  PageMart Nationwide, Inc., Common Stock                                                         299,250
    168,000  Pagemart Wireless, Inc., Class A Common Stock                                                 1,522,500
    120,000  Powertel, Inc., Common Stock                                                                  2,220,000
      4,800  Primus Telecommunications Group, Inc., Stock Warrants                                           105,600
     23,840  Protection One Alarm Monitoring, Stock Warrants                                                 324,224
      9,000  RSL Communications Ltd., Stock Warrants                                                       1,057,500
      7,000  Teletrac Holdings, Inc., Stock Warrants                                                          70,000
     17,876  Treev Inc.                                                                                       15,083
      5,000  Triangle Wire & Cable, Inc., Stock Warrants                                                           0 (d)
      7,400  UIH Australia/Pacific, Inc., Stock Warrants                                                      37,000
      9,000  UNIFI Communications, Inc., Stock Warrants                                                        2,475 (d)
    118,000  United International Holdings, Inc., Class A Common Stock                                     1,888,000
     27,000  United International Holdings, Inc., Stock Warrants                                             324,000
     66,000  USN Communications, Inc., Stock Warrants                                                        610,500
      3,400  Vialog Corp., Warrants                                                                          204,000
    207,000  Viatel, Inc.                                                                                  3,519,000
      6,363  Wherehouse Entertainment, Inc., Class B Stock Warrants                                           34,997
      6,363  Wherehouse Entertainment, Inc., Class C Stock Warrants                                           22,271
     36,654  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                         623,118
     19,200  Wireless One, Inc., Stock Warrants                                                                  192
    327,060  Worldcom, Inc.                                                                               15,841,961
                                                                                                       -------------
             Total Common Stocks & Stock Warrants (cost $38,292,607)                                      52,049,198
                                                                                                       -------------

 Principal
  Amount
-----------
             SHORT-TERM SECURITIES - 1.4% (a)
             Commercial Paper
$20,500,000  Sheffield Receivables Corp., 6.5%, due 7/1/1998 (at amortized cost)                      $   20,500,000
                                                                                                      --------------
             Total Investments (cost $1,492,224,433)                                                  $1,494,130,426 (e)
                                                                                                      ==============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities.  These securities have been valued from the date of acquisition through
    June 30, 1998, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of June 30, 1998.



                                                                          Aquisition
                    Security                                                 Date        Cost
                   ------------                                         ------------ ------------
American Telecasting, Inc., Stock Warrants                                4/19/1995   $   34,000
American Telecasting, Inc., Stock Warrants                                 8/7/1995       82,273
Australis Holdings Pty Ltd., Stock Warrants                              10/29/1996           --
Australis Media Ltd., Stock Warrants                                      5/16/1995           --
Consolidated Hydro, Inc., Stock Warrants, Class B                        11/18/1997    2,061,665
Consolidated Hydro, Inc., Stock Warrants, Class C                        11/18/1997           --
CS Wireless Systems, Inc., Common Stock                                   2/16/1996       22,110
Grand Union Co., Stock Warrants                                           6/20/1995        7,250
Grand Union Co., Stock Warrants                                           6/20/1995        3,625
Grand Union Holdings Corp., Cumulative Preferred Stock, Series A          6/14/1993    5,703,525
JPS Textiles Group, Common Stock, Class A                                1/13/91994    1,512,500
Memorex Telex N.V., ADR, Stock Warrants                                   3/25/1994        3,456
Triangle Wire & Cable, Inc., Stock Warrants                                1/3/1992          500
UNIFI Communications, Inc., Stock Warrants                                2/14/1997      185,173

(e) At June 30, 1998, the aggregate cost of securities for federal tax purposes was $1,492,224,433 and the net unrealized appreciation of investments based on that cost was $1,905,993 which is comprised of $89,620,859 aggregate gross unrealized appreciation and $87,714,866 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
INCOME PORTFOLIO
Portfolio of Investments
June 30, 1998
(unaudited)

  Principal                                                                                   Maturity
   Amount                                                                           Rate        Date          Value
 ----------                                                                     ----------   ----------    ----------
             CORPORATE BONDS - 49.4% (a)
             Aerospace - 0.7%
 $4,000,000  Raytheon Company, Notes                                                  6.55%   3/15/2010     $4,044,232
  3,000,000  United Defense Industries Inc, Sr. Subordinated Notes                    8.75%  11/15/2007      3,045,000
                                                                                                         -------------
                                                                                                             7,089,232
                                                                                                         -------------

             Automotive - 1.3%
  5,000,000  Ford Motor Credit Co., Notes                                            6.375%   10/6/2000      5,049,185
  7,500,000  General Motors Acceptance Corp., Unsecured Notes                        7.125%    5/1/2003      7,827,345
                                                                                                         -------------
                                                                                                            12,876,530
                                                                                                         -------------

             Bank & Finance - 10.8%
  5,000,000  Associates Corp. of North America, Sr. Notes                            9.125%    4/1/2000      5,257,420
  5,500,000  Banc One Corp., Subordinated Debentures                                   8.0%   4/29/2027      6,427,652
  6,000,000  BankBoston N.A., Notes                                                  6.375%   4/15/2008      6,023,706
  6,000,000  Chase Manhattan Corp., Subordinated Notes                               9.375%    7/1/2001      6,566,904
  2,000,000  Chase Manhattan Corp., Subordinated Notes                              10.375%   3/15/1999      2,058,952
  5,000,000  Chemical New York Corp., Debentures                                      9.75%   6/15/1999      5,172,515
 12,000,000  Equitable Life Assurance Society of the United States,
             Surplus Notes                                                            6.95%   12/1/2005     12,466,092
  6,500,000  General Electric Capital Corp., Debentures                               8.85%    4/1/2005      7,516,113
  3,000,000  General Electric Capital Corp., Debentures                               8.75%   5/21/2007      3,562,962
  6,000,000  Mellon Capital II, Capital Securities                                   7.995%   1/15/2027      6,582,000
  8,000,000  Metropolitan Life Insurance Co., Surplus Notes                            7.7%   11/1/2015      8,776,808
  3,500,000  NationsBank Corp., Subordinated Notes                                     6.6%   5/15/2010      3,566,955
  5,000,000  New York Life Insurance Co., Surplus Notes                                6.4%  12/15/2003      5,048,385
  9,000,000  Prudential Insurance Co. of America, Capital Notes                      6.875%   4/15/2003      9,231,714
  7,500,000  Prudential Insurance Co., Surplus Notes                                   8.3%    7/1/2025      8,685,338
  6,000,000  Societe Generale Real Estate Investment Trust, LIBOR Bonds, Series A     7.64%   9/30/2007      5,971,536 (b)
  6,000,000  Wells Fargo Capital, Capital Trust Preferred Securities                  7.73%   12/1/2026      6,412,248
                                                                                                         -------------
                                                                                                           109,327,300
                                                                                                         -------------

             Broadcasting - 3.2%
  1,500,000  Chancellor Media Corp., Sr. Subordinated Notes                          8.125%  12/15/2007      1,526,250
    400,000  Clear Channel Communications, Convertible Sr. Notes                     2.625%    4/1/2003        429,000
  3,000,000  Clear Channel Communications, Sr. Notes                                 6.625%   6/15/2008      2,981,367
  2,000,000  CSC Holdings, Inc., Sr. Notes                                           7.875%  12/15/2007      2,115,000
  6,000,000  Rogers Cablesystems, Inc., Sr. Secured Second Priority Notes            9.625%    8/1/2002      6,435,000
  8,000,000  TKR Cable I, Inc., Sr. Debentures                                        10.5%  10/30/2007      8,765,968
  5,000,000  Viacom, Inc., Subordinated Debentures                                     8.0%    7/7/2006      5,175,000
  5,000,000  Westinghouse Electric Corp., Notes                                      8.875%    6/1/2001      5,281,705
                                                                                                         -------------
                                                                                                            32,709,290
                                                                                                         -------------

             Computers & Office Equipment - 1.0%
  9,000,000  International Business Machines Corp., Debentures                       7.125%   12/1/2096      9,601,551
  1,250,000  Xerox Corp., Convertible Subordinated Notes                        Zero Coupon   4/21/2018        715,625
                                                                                                         -------------
                                                                                                            10,317,176
                                                                                                         -------------

             Conglomerates - 0.6%
  5,500,000  Dover Corp., Debentures                                                  6.65%    6/1/2028      5,547,757
                                                                                                         -------------

             Construction & Home Building - 0.3%
  3,000,000  American Standard Co., Inc., Notes                                      7.375%   4/15/2005      2,993,409
                                                                                                         -------------

             Containers & Packaging - 0.4%
  4,000,000  Owens-Illinois, Inc., Sr. Notes                                          7.85%   5/15/2004      4,192,688
                                                                                                         -------------

             Drugs & Health Care - 1.3%
  5,000,000  Allegiance Corp., Debentures                                              7.8%  10/15/2016      5,596,680
  1,150,000  Athena Neurosciences, Inc., Convertible Bonds                            4.75%  11/15/2004      1,329,688
    250,000  Athena Neurosciences, Inc., Convertible Notes                            4.75%  11/15/2004        289,063
  5,000,000  McKesson Corp., Notes                                                     6.3%    3/1/2005      5,035,055
  1,500,000  Roche Holdings, Inc., Convertible Notes                            Zero Coupon   4/20/2010        858,750
                                                                                                         -------------
                                                                                                            13,109,236
                                                                                                         -------------

             Electric Utilities - 7.8%
  3,000,000  AES Corp., Sr. Subordinated Notes                                       10.25%   7/15/2006      3,277,500
  5,000,000  CalEnergy Company, Inc., Sr. Notes                                       7.63%  10/15/2007      5,021,025
  1,500,000  Calpine Corp., Sr. Notes                                                 8.75%   7/15/2007      1,548,750
  2,000,000  Calpine Corp., Sr. Notes                                                7.875%    4/1/2008      2,005,000
  5,000,000  Cleveland Electric Illumination Co., First Mortgage Bonds               7.625%    8/1/2002      5,184,900
  7,000,000  CMS Energy Corp., Sr. Unsecured Notes                                   8.125%   5/15/2002      7,194,873
  6,500,000  Commonwealth Edison Co., Notes                                          7.625%   1/15/2007      6,968,858
  5,000,000  Connecticut Light & Power Co., First Refunding Mortgage
             Bonds, Series 97C                                                        7.75%    6/1/2002      5,132,655
  5,000,000  Consolidated Edison Co. NY, Inc., Debentures                             6.45%   12/1/2007      5,118,870
  3,000,000  El Paso Electric Co., First Mortgage Bonds, Series D                      8.9%    2/1/2006      3,360,000
  6,500,000  Empresa Electrica Pehuienche S.A., Notes                                  7.3%    5/1/2003      6,577,682
  9,000,000  Korea Electric Power Corp., Debentures                                   6.75%    8/1/2027      7,028,550
  4,000,000  Niagara Mohawk Power Corp., Sr. C Notes                                 7.125%    7/1/2001      4,015,000
  1,000,000  Niagara Mohawk Power Corp., Sr. G Notes                                  7.75%   10/1/2008      1,031,250
  5,000,000  NRG Energy, Inc., Sr. Notes                                               7.5%   6/15/2007      5,279,925
  9,000,000  Texas Utilities Electric Company, Debentures                             7.17%    8/1/2007      9,374,184
                                                                                                         -------------
                                                                                                            78,119,022
                                                                                                         -------------

             Electronics -  0.7%
  7,000,000  Sony Corp., Notes                                                       6.125%    3/4/2003      7,021,840
                                                                                                         -------------

             Food & Beverage - 0.9%
  9,000,000  Archer Daniels Midland Co., Bonds                                        6.75%  12/15/2027      9,369,306
                                                                                                         -------------

             Hospital Management - 1.0%
  5,000,000  Quorum Health Group, Inc., Sr. Subordinated Notes                        8.75%   11/1/2005      5,175,000
  2,500,000  Tenet Healthcare Corp., Sr. Notes                                       8.625%   12/1/2003      2,666,320
  1,000,000  Tenet Healthcare Corp., Sr. Notes                                       7.875%   1/15/2003      1,026,021
  1,500,000  Tenet Healthcare Corp., Sr. Subordinated Notes                          8.125%   12/1/2008      1,516,875
                                                                                                         -------------
                                                                                                            10,384,216
                                                                                                         -------------

             Household Products - 1.1%
  4,000,000  Playtex Products Inc., Unsecured Sr. Notes                             8.875%    7/15/2004      4,130,000
  5,000,000  Procter & Gamble, Guaranteed ESOP Debentures                            9.36%     1/1/2021      6,649,040
                                                                                                         -------------
                                                                                                            10,779,040
                                                                                                         -------------

             Leisure & Entertainment - 0.7%
  6,000,000  Time Warner, Inc., Debentures                                          9.125%    1/15/2013      7,245,000
                                                                                                         -------------

             Oil Service - 0.1%
    600,000  Baker Hughes, Inc., Convertible Liquid Yield Option Notes                         5/5/2008        444,000
    400,000  Diamond Offshore Drilling, Inc., Convertible Subordinated Notes         3.75%    2/15/2007        465,000
                                                                                                         -------------
                                                                                                               909,000
                                                                                                         -------------

             Oil & Gas - 3.4%
  2,000,000  Flores & Rucks, Inc., Sr. Subordinated Notes                            9.75%    10/1/2006      2,185,000
  7,500,000  Gulf Canada Resources Ltd., Sr. Subordinated Debentures                9.625%     7/1/2005      8,081,250
  3,801,714  Mobil Oil Corp., ESOP Sinking Fund Debentures                           9.17%    2/29/2000      3,935,466
  3,500,000  Newfield Exploration Company                                            7.45%   10/15/2007      3,566,238
  1,500,000  Ocean Energy, Inc., Sr. Notes                                          8.875%    7/15/2007      1,563,750
  4,000,000  Oryx Energy Co., Notes                                                 8.375%    7/15/2004      4,329,808
  3,500,000  Petroliam Nasional BHD, Notes                                           7.75%    8/15/2015      2,852,948
    500,000  Swiss Life Finance Ltd., Convertible GEMMS (Royal Dutch)                 2.0%    5/20/2005        512,500
  7,000,000  Triton Energy Ltd., Sr. Notes                                           8.75%    4/15/2002      7,338,107
                                                                                                         -------------
                                                                                                            34,365,067
                                                                                                         -------------

             Paper & Forest Products - 0.4%
  3,500,000  Willamette Industries, Inc., Notes                                      6.45%     2/1/2005      3,536,232
                                                                                                         -------------

             Pollution Control - 0.6%
  2,000,000  USA Waste Services, Inc., Sr. Notes                                      7.0%    10/1/2004      2,064,800
  3,000,000  USA Waste Services, Inc., Sr. Notes                                      6.5%   12/15/2002      3,020,637
  1,000,000  USA Waste Services, Inc., Convertible Subordinated Notes                 4.0%     2/1/2002      1,230,000
                                                                                                         -------------
                                                                                                             6,315,437
                                                                                                         -------------

             Publishing & Printing - 0.5%
  2,400,000  K-III Communications Corp., Sr. Notes                                  10.25%     6/1/2004      2,568,000
  2,500,000  PRIMEDIA Inc., Sr. Notes                                               7.625%     4/1/2008      2,443,750
                                                                                                         -------------
                                                                                                             5,011,750
                                                                                                         -------------

             Railroads - 1.0%
  5,500,000  Norfolk Southern Corp., Notes                                          6.875%     5/1/2001      5,625,906
  4,000,000  Norfolk Southern Corp., Notes                                           6.95%     5/1/2002      4,124,316
                                                                                                         -------------
                                                                                                             9,750,222
                                                                                                         -------------

             Retail - 4.8%
    850,000  Costco Companies, Inc., Convertible Subordinated Notes            Zero Coupon    8/19/2017        651,313
    550,000  Costco Companies, Inc., Subordinated Notes                        Zero Coupon    8/19/2007        421,438
  9,500,000  Dayton Hudson Corp., Notes                                               6.4%    2/15/2003      9,603,655
  5,000,000  Federated Department Stores, Sr. Notes                                   8.5%    6/15/2003      5,477,050
  6,000,000  Nordstrom, Inc., Debentures                                             6.95%    3/15/2028      6,223,818
  8,000,000  Penney (J.C.) Co., Inc., Notes                                          6.95%     4/1/2000      8,102,232
  1,625,000  Rite Aid Corp., Capital Notes                                           5.25%    9/15/2002      2,015,000
  6,000,000  Sears Roebuck Acceptance Corp, Medium Term Notes, Series III            7.03%     6/4/2003      6,223,290
 10,000,000  Sears Roebuck Acceptance Corp., Medium Term Notes, Series II            6.86%     7/3/2001     10,217,720
                                                                                                         -------------
                                                                                                            48,935,516
                                                                                                         -------------

             Retail - Food - 0.9%
  1,000,000  Fred Meyer, Inc., Notes                                                7.375%     3/1/2005      1,009,096
  7,000,000  Kroger Co. (The), Sr. Notes                                             8.15%    7/15/2006      7,802,221
                                                                                                         -------------
                                                                                                             8,811,317
                                                                                                         -------------


             Services - 1.1%
    500,000  Credit Suisse First Boston - NY, Convertible Medium Term Notes          2.25%     5/5/2003        508,750
  6,000,000  Electronic Data Systems Corp., Notes                                    6.85%    5/15/2000      6,093,870
    550,000  Interim Services Inc., Convertible Subordinated Notes                    4.5%     6/1/2005        574,063
    600,000  Interpublic Group of Companies, Convertible Subordinated Debentures      1.8%    9/16/2004        561,000
  2,000,000  Loewen Group Int'l. Inc., Sr. Notes                                      7.2%     6/1/2003      2,005,794
    850,000  Omnicom Group Inc., Convertible Subordinated Debentures                 2.25%    1/16/2013      1,024,250
                                                                                                         -------------
                                                                                                            10,767,727
                                                                                                         -------------

             Telephone & Telecommunications - 3.4%
  1,500,000  Bell Atlantic Financial Services, Sr. Exchange Notes                    5.75%     4/1/2003      1,537,500
  9,500,000  Bell South Telecommunications, Debentures                               6.38%     6/1/2028      9,494,063
  4,000,000  Cable & Wireless Communication, Notes                                  6.625%     3/6/2005      4,076,716
  6,000,000  WorldCom Inc., Sr. Notes                                                7.75%     4/1/2007      6,491,910
  6,000,000  Ameritech Capital Funding Corp., Notes                                  6.15%    1/15/2008      6,033,822
  2,500,000  Philippine Long Distance Telephone, Notes                               7.85%     3/6/2007      2,232,485
  4,000,000  U.S. West Capital Funding, Inc., Notes                                  6.25%    7/15/2005      4,020,880
                                                                                                         -------------
                                                                                                            33,887,376
                                                                                                         -------------

             Textiles & Apparel - 0.9%
  9,000,000  Levi Strauss & Co., Notes                                                6.8%    11/1/2003      9,215,883
                                                                                                         -------------

             Transportation - 0.5%
  5,000,000  Federal Express Corp., Series 1998-1-A, Class B                         6.72%    1/15/2022      5,000,000
                                                                                                         -------------
             Total Corporate Bonds (cost $485,540,079)                                                     497,586,569
                                                                                                         -------------

             FOREIGN GOVERNMENT BONDS - 2.5% (a,c)
  5,000,000  British Columbia Hydro & Power, Debentures                              12.5%     9/1/2013      5,261,400
  9,000,000  Korea Development Bank, Unsecured Bonds                                6.625%   11/21/2003      7,268,760
  6,000,000  Korea (Republic of), Bonds                                             8.875%    4/15/2008      5,455,314
  7,000,000  Ontario Province, Canada, Sr. Bonds                                    7.375%    1/27/2003      7,387,380
                                                                                                         -------------
             Total Foreign Government Bonds (cost $26,825,021)                                              25,372,854
                                                                                                         -------------

             ASSET-BACKED SECURITIES - 12.5% (a)
 12,000,000  AESOP Funding II L.L.C., Rental Car Notes, Series 1997-1, Class A-2      6.4%   10/20/2003     12,232,740
 11,000,000  Chase Manhattan Credit Card, Series 1996-4, Class A                     6.73%    2/15/2002     11,090,475
  5,544,647  Chase Manhattan Grantor Trust, Series 1996-B-A                          6.61%    9/15/2002      5,591,028
  5,000,000  CS First Boston Mortgage Security Corp., 1996-2 Class A4                6.62%    9/25/2009      5,052,775
  5,000,000  CS First Boston Mortgage Security Corp., Series 1997-1-A3               6.91%    5/25/2007      5,042,475
 20,000,000  Deutsche Floorplan Receivables Master Trust, Series 1994-1-A           5.856%    8/14/1998     20,030,100 (b)
 10,000,000  Discover Card Master Trust I, Series 1996-3-A                           6.05%    8/18/2008     10,072,850
 10,000,000  Proffitt's Credit Card Master Trust                                      6.5%   12/15/2005     10,243,650
 12,000,000  Standard Credit Master Trust 1, Credit Card Participation
             Certificates, Series 1995-9-A                                           6.55%    10/7/2007     12,410,574
 15,000,000  World Financial Network Credit Card Master Trust, Series 1996-B         6.95%    4/15/2006     15,695,222
 17,990,689  World Omni Auto Lease Trust                                              6.9%    6/25/2003     18,267,835
                                                                                                         -------------
             Total Asset-Backed Securities (cost $123,333,151)                                             125,729,724
                                                                                                         -------------

             MORTGAGE-BACKED SECURITIES - 11.4% (a)
 23,000,000  Federal Home Loan Mortgage Corp., Gold Pass Through                      6.0%    12/1/1999     22,798,635 (d)
 19,096,867  Federal Home Loan Mortgage Corp., Participation Certificates             6.0%         2011     18,946,003
 37,000,000  Federal National Mortgage Association, Modified Pass Through             6.0%    12/1/1999     36,040,035 (d)
 37,575,452  Government National Mortgage Association, Modified Pass Through
             Certificates                                                             6.5%    2/15/2027     37,545,016
                                                                                                         -------------
             Total Mortgage-Backed Securities (cost $113,290,358)                                          115,329,689
                                                                                                         -------------

             U.S. GOVERNMENT - 15.7% (a)
 57,000,000  U.S. Treasury Notes                                           6.125% - 7.875%  2001 - 2006     62,136,291
 12,500,000  U.S. Treasury Bonds                                             7.25% - 12.0%  2005 - 2022     96,178,486 (e)
                                                                                                         -------------
             Total U.S. Government (cost $153,074,038)                                                     158,314,777
                                                                                                         -------------

     Shares
    --------
             COMMON STOCKS - 0.2% (a)
      5,000  CarrAmerica Realty Corp., Common Stock                                                            141,875
      5,000  Cresent Real Estate Equities, Common Stock                                                        168,125
     10,000  Federal National Mortgage Association, Common Stock                                               607,500
      5,000  First Industrial Realty Trust, Inc., Common Stock                                                 159,063
     10,000  First Union Corp., Common Stock                                                                   582,500
      7,000  Simon Debartolo Group, Inc., Common Stock                                                         227,500
      5,000  Spieker Properties, Inc., Common Stock                                                            193,750
                                                                                                         -------------
             Total Common Stocks (cost $1,930,050)                                                           2,080,313
                                                                                                         -------------

             PREFERRED STOCKS - 1.3% (a)
     14,000  AirTouch Communications, Inc., Convertible Preferred Stock                                      1,155,000
     25,000  Cendant Corp., Preferred Stock                                                                    935,938
     12,500  Conseco, Inc., Convertible Preferred Stock                                                        662,500
     14,000  CVS Corp., Convertible Preferred Stock                                                          1,068,375
     12,000  El Paso Energy Capital Trust I                                                                    636,000
     23,000  Estee Lauder Company, Convertible Preferred Stock                                               1,541,000
     15,000  Houston Industries, Inc., Preferred Stock                                                       1,117,500
     15,000  Life Re Capital Trust II                                                                        1,143,750
      8,000  McKesson Financing Trust, Convertible Preferred Stock                                             911,000
     20,000  National Australia Banks, Preferred Stock                                                         573,750
     35,000  Newell Financial Trust I., Convertible Preferred Stock                                          2,043,116
     70,000  Philadelphia Consolidated Holding, Convertible Preferred Stock                                    717,500
     15,000  Security Capital Industrial Trust Ltd., Preferred Stock                                           470,625
     10,000  Unocal Capital Trust, Preferred Stock                                                             538,750
                                                                                                         -------------
             Total Preferred Stocks (cost $11,831,761)                                                      13,514,804
                                                                                                         -------------

             OPTIONS ON U.S. TREASURY BOND FUTURES - (f)
             U.S. Treasury Bond Futures, 100 call option contracts,
             exercise price of $124, expires July 1998 (Cost $86,998)                                           76,563
                                                                                                         -------------

             SHORT-TERM SECURITIES - 7.0% (a)
             U.S. Government Agency - 1.5%
 10,200,000  Federal Home Loan Mortgage, Discount Notes                              5.44%     7/14/1998    10,179,981
  5,000,000  Federal Home Loan Mortgage, Discount Notes                              5.44%     7/14/1998     4,990,178
                                                                                                         -------------
             Total U.S. Government Agency                                                                   15,170,159
                                                                                                         -------------

             Commercial Paper - 5.5%
 10,000,000  CXC, Inc.                                                              5.54%      7/13/1998     9,981,533
 16,200,000  Koch Industries, Inc.                                                   6.3%       7/1/1998    16,200,000
  8,593,000  Met-Life Funding Inc.                                                  5.52%       7/8/1998     8,583,777
  5,000,000  Prudential Funding Corp.                                               5.54%      7/20/1998     4,985,381
  5,000,000  Seibe plc                                                              5.55%      7/21/1998     4,984,583
 10,000,000  Pfizer, Inc.                                                            5.3%      4/10/1997     9,977,125
                                                                                                         -------------
             Total Commercial Paper                                                                         54,712,399
                                                                                                         -------------
             Total Short-Term Securities (at amortized cost)                                                69,882,558
                                                                                                         -------------
             Total Investments (cost $985,794,014)                                                      $1,007,887,851 (g)
                                                                                                         =============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denotes variable rate obligations for which current yield is shown.

(c) Denominated in U.S. dollars.

(d) Denotes investments purchased on a when-issued basis.

(e) At June 30, 1998,  U.S. Treasury Bonds valued at $1,020,086 were held in escrow to cover open call options written as follows:

                            Number of     Exercise      Expiration
Type                        Contracts     Price         Date         Value
-------                     ---------     ----------    --------     ---------
US Treasury Bond Futures       200        $125          7/25/1998    $ 81,250

(f) Category is less than 0.05% of the Income Portfolio's total investments.

(g) At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $985,794,014 and the net unrealized appreciation of investments based on that cost was $22,093,837 which is comprised of $27,186,235 aggregate gross unrealized appreciation and $5,092,398 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Portfolio of Investments
June 30, 1998
(unaudited)

  Principal                                                                                   Maturity
   Amount                                                                           Rate        Date          Value
 ----------                                                                     ----------   ----------    ----------
             BANKER'S ACCEPTANCES - 1.0% (a)
 $  120,000  Citibank N. A.                                                           5.86%    7/8/1998  $     119,866
    188,603  Citibank N. A.                                                           5.75%    9/3/1998        186,702
    154,747  Citibank N. A.                                                           5.73%   8/19/1998        153,553
    100,000  Citibank N. A.                                                           5.63%   7/10/1998         99,861
    294,385  Citibank N. A.                                                           5.72%    8/4/1998        292,809
    151,419  Citibank N. A.                                                           5.77%   10/9/1998        149,034
    144,500  Citibank N. A.                                                           5.86%    7/3/1998        144,454
    191,226  Citibank N. A.                                                           5.72%    8/7/1998        190,112
    122,048  Citibank N. A.                                                           5.72%   8/12/1998        121,241
                                                                                                         -------------
                                                                                                             1,457,632
                                                                                                         -------------

             BANK NOTES - 4.5% (a)
  4,000,000  PNC Bank, N.A. Pittsburgh                                                5.58%   9/25/1998      4,000,806
  2,000,000  Wachovia Bank, N.A.                                                      5.60%    2/2/1999      1,999,429
                                                                                                         -------------
                                                                                                             6,000,235
                                                                                                         -------------


             COMMERCIAL PAPER - 81.6% (a)
             Banking-Domestic - 3.4%
    918,000  AES Hawaii, Inc. (Bank of America, NT&SA Direct Pay
             Letter of Credit)                                                        5.58%   7/17/1998        915,736
  1,089,000  AES Hawaii, Inc. (Bank of America, NT&SA Direct Pay
             Letter of Credit)                                                        5.57%    7/2/1998      1,088,833
  2,200,000  Allegheny University Hospital (PNC Bank, N.A. Direct Pay
             Letter of Credit)                                                        5.59%   8/10/1998      2,186,531
    380,000  CommEd Fuel Company, Inc. (First National Bank of Chicago,
             Direct Pay Letter of Credit)                                             5.57%   7/17/1998        379,073
                                                                                                         -------------
                                                                                                             4,570,173
                                                                                                         -------------

             Banking-Foreign - 7.8%
    500,000  CEMEX, S.A. de C.V. (Credit Suisse, Direct Pay Letter of Credit)         5.59%   7/24/1998        498,227
  2,000,000  American Family Financial Services                                       5.57%   7/23/1998      1,993,253
  2,000,000  American Family Financial Services                                       5.57%   7/14/1998      1,996,013
  2,000,000  Comision Federal De Electricidad (Westdeutsche Landesbank,
             Girozentrale Direct Pay Letter of Credit)                                5.61%   8/25/1998      1,983,042
  2,000,000  Comision Federal De Electricidad (Westdeutsche Landesbank,
             Girozentrale Direct Pay Letter of Credit)                                5.60%    9/8/1998      1,978,840
  2,000,000  Petroleo Brasileiro S.A. - Petrobras (Barclays Bank plc,
             Direct Pay Letter of Credit)                                             5.62%   8/28/1998      1,982,374
                                                                                                         -------------
                                                                                                            10,431,749
                                                                                                         -------------

             Education - 9.4%
  4,000,000  Duke University                                                          5.58%    7/6/1998      3,996,933
  3,102,000  Leland Stanford Junior University                                        5.62%   11/9/1998      3,040,143
  2,000,000  Leland Stanford Junior University                                        5.61%  10/13/1998      1,968,164
  1,000,000  Leland Stanford Junior University                                        5.60%   12/7/1998        976,172
  1,000,000  Yale University                                                          5.60%    9/4/1998        990,015
  1,760,000  Yale University                                                          5.60%   8/24/1998      1,745,427
                                                                                                         -------------
                                                                                                            12,716,854
                                                                                                         -------------

             Electronics - 1.5%
  2,000,000  Seibe plc                                                                5.61%   9/28/1998      1,972,657
                                                                                                         -------------

             Finance-Automotive - 3.4%
    190,000  Ford Motor Credit Co.                                                    5.71%    7/7/1998        189,820
  2,000,000  Ford Motor Credit Co.                                                    5.56%   7/10/1998      1,997,260
    500,000  Toyota Motor Credit Corp.                                                5.60%   9/14/1998        494,271
  2,000,000  Toyota Motor Credit Corp.                                                5.58%    9/9/1998      1,978,689
                                                                                                         -------------
                                                                                                             4,660,040
                                                                                                         -------------

             Finance-Commercial - 7.0%
  2,000,000  CIT Group Holdings, Inc.                                                 5.58%   8/12/1998      1,987,213
    500,000  CIT Group Holdings, Inc.                                                 5.57%   7/24/1998        498,240
  2,000,000  CIT Group Holdings, Inc.                                                 5.62%   9/29/1998      1,972,300
  1,000,000  General Electric Capital Corp.                                           5.55%   8/17/1998        992,976
  2,000,000  General Electric Credit Capital Services of Puerto Rico, Inc.
             (Guaranteed General Electric Capital Corp.)                              5.66%   9/25/1998      1,973,579
  2,000,000  General Electric Credit Capital Services of Puerto Rico, Inc.
             (Guaranteed General Electric Capital Corp.)                              5.59%    9/8/1998      1,979,147
                                                                                                         -------------
                                                                                                             9,403,455
                                                                                                         -------------

             Finance-Consumer - 10.0%
  2,000,000  American General Finance Corp.                                           5.60%   9/17/1998      1,976,123
  1,400,000  Associates Financial Services Company of Puerto Rico
             (Guaranteed Associates Corp. of North America)                           5.60%   8/28/1998      1,387,549
  2,000,000  Associates Financial Services Company of Puerto Rico
             (Guaranteed Associates Corp. of North America)                           5.59%   7/29/1998      1,991,382
  2,000,000  Associates Financial Services Company of Puerto Rico
             (Guaranteed Associates Corp. of North America)                           5.58%   7/29/1998      1,991,398
  2,000,000  AVCO Financial Services Inc.                                             5.62%    8/7/1998      1,988,633
  2,000,000  AVCO Financial Services Inc.                                             5.58%   7/23/1998      1,993,290
  2,000,000  Penney (J.C.) Funding Corp.                                              5.63%   9/25/1998      1,973,483
                                                                                                         -------------
                                                                                                            13,301,858
                                                                                                         -------------

             Finance-Structured - 8.9%
  2,000,000  Asset Securitization Corp.                                               5.56%   7/31/1998      1,990,800
  2,000,000  Corporate Asset Funding Co.                                              5.64%   10/9/1998      1,969,444
  2,000,000  Corporate Asset Funding Co.                                              5.59%   9/17/1998      1,976,123
    411,000  Enterprise Funding Corp.                                                 5.60%   8/11/1998        408,407
    632,000  Enterprise Funding Corp.                                                 5.58%   7/15/1998        630,638
    936,000  Enterprise Funding Corp.                                                 5.57%   7/24/1998        932,693
  2,000,000  Preferred Receivables Funding                                            5.65%  11/25/1998      1,954,920
  1,550,000  Preferred Receivables Funding                                            5.60%   9/24/1998      1,529,798
    474,000  Triple-A One Funding Corp.                                               5.88%    7/8/1998        473,459
                                                                                                         -------------
                                                                                                            11,866,282
                                                                                                         -------------

             Financial Services - 0.4%
    550,000  USAA Capital Corp.                                                       5.54%   7/24/1998        548,085
                                                                                                         -------------

             Industrial - 7.0%
  4,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                       5.67%  10/26/1998      3,928,370
  1,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                       5.60%   9/14/1998        988,583
    250,000  Dupont (E.I.) de Nemours and Co.                                         5.57%   7/10/1998        249,655
    136,000  Dupont (E.I.) de Nemours and Co.                                         5.59%   8/14/1998        135,092
    505,000  Dupont (E.I.) de Nemours and Co.                                         6.01%    7/9/1998        504,327
  2,000,000  Monsanto Co.                                                             5.61%  10/22/1998      1,965,472
    400,000  Monsanto Co.                                                             5.53%   7/10/1998        399,460
  1,100,000  Monsanto Co.                                                             5.57%    7/6/1998      1,099,158
                                                                                                         -------------
                                                                                                             9,270,117
                                                                                                         -------------

             Insurance - 5.7%
    875,000  Met-Life Funding Inc.                                                    5.67%   7/10/1998        873,764
    253,000  Met-Life Funding Inc.                                                    5.72%   7/16/1998        252,399
    416,000  Met-Life Funding Inc.                                                    5.76%    7/7/1998        415,601
  6,200,000  Prudential Funding Corp.                                                 6.42%    7/1/1998      6,200,000
                                                                                                         -------------
                                                                                                             7,741,764
                                                                                                         -------------

             Services - 4.3%
  1,802,000  Block Financial Corp.                                                    5.59%   8/10/1998      1,790,948
  2,000,000  Block Financial Corp.                                                    5.57%    7/7/1998      1,998,170
  2,000,000  Block Financial Corp.                                                    5.62%   9/14/1998      1,976,917
                                                                                                         -------------
                                                                                                             5,766,035
                                                                                                         -------------

             U.S. Municipal - 12.8%
  2,000,000  California Pollution Control Finance Authority
             (Guaranteed Shell Oil Co.)                                               5.61%   10/7/1998      2,000,000
  3,100,000  City of New York Government Bonds, Fiscal 1995, Series B
             (Guaranteed FGIC SPI)                                                    5.74%   8/21/1998      3,100,000
  1,500,000  City of Whiting, Indiana Series 1995, Sewage & Waste Disposal
             (Guaranteed Amoco Oil Co.)                                               5.58%   7/13/1998      1,500,000
  4,020,000  Gulf Coast Waste Disposal Authority (Guaranteed Amoco Oil)               5.60%   7/16/1998      4,020,000
  3,000,000  Industrial Development Board of the Parish of Calcasieu, Inc.,
             Series 1996 (ABN Amro Bank NV, Direct Pay Letter of Credit)              5.61%   9/16/1998      3,000,000
  3,650,000  Metrocrest Hospital Authority, Series 1989 (Bank of New York,
             Direct Pay Letter of Credit)                                             5.65%    8/4/1998      3,630,800
                                                                                                         -------------
                                                                                                            17,250,800
                                                                                                         -------------
             Total Commercial Paper                                                                        109,499,869
                                                                                                         -------------

             CERTIFICATES OF DEPOSIT - 4.4% (a)
             Domestic - 2.2%
  1,000,000  Bankers Trust Company, New York                                          6.00%   8/28/1998        999,954
  2,000,000  Morgan Guaranty Trust Co., New York                                      5.57%   7/28/1998      1,999,930
                                                                                                         -------------
                                                                                                             2,999,884
                                                                                                         -------------
             Euro Dollar-Foreign - 2.2%
  3,000,000  Canadian Imperial Bank of Commerce                                       5.64%   12/2/1998      2,999,787
                                                                                                         -------------
             Total Certificates of Deposit                                                                   5,999,671
                                                                                                         -------------

             MEDIUM TERM NOTES - 1.5% (a)
  2,000,000  Beneficial Corp.                                                         5.66%    5/4/1999      2,000,000
                                                                                                         -------------

             VARIABLE RATE NOTES - 7.0% (a,b)
  2,000,000  Federal Home Loan Bank                                                   5.54%    7/7/1998      1,999,968
  5,000,000  IBM Credit Corp.                                                         5.74%    8/7/1998      4,999,518
  2,300,000  Illinois Student Assistance Commission (Bank of America,
             Illinois Direct Pay Letter of Credit)                                    5.65%    7/7/1998      2,300,000
                                                                                                         -------------
             Total Variable Rate Notes                                                                       9,299,486
                                                                                                         -------------
             OTHER - (b,c)
     45,000  Federated Master Trust                                                   5.38%    7/1/1998         45,000
                                                                                                         -------------
             Total Investments (at amortized cost)                                                       $ 134,301,893 (d)
                                                                                                         =============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Money Market
    Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Category is less than 0.05% of the Money Market Portfolio's total investments.

(d) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
June 30, 1998
(unaudited)

Investments in securities, at value
(cost, $394,063,663)                                                   $395,003,811
Cash                                                                          3,959
Receivable for investment securities sold                                 2,898,194
Dividend and interest receivable                                             30,477
                                                                       ------------
Total assets                                                            397,936,441
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                               6,131,840
Accrued advisory fee                                                        100,050
                                                                       ------------
Total liabilities                                                         6,231,890
                                                                       ------------
NET ASSETS                                                             $391,704,551
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (34,575,494 shares of capital
stock outstanding)                                                     $401,401,857
Undistributed net investment income                                         804,622
Accumulated net realized loss from sale
of investments                                                          (11,442,076)
Unrealized net appreciation of investments                                  940,148
                                                                       ------------
NET ASSETS                                                             $391,704,551
                                                                       ============
Net asset value and public offering price per share
($391,704,551 divided by 34,575,494 shares
of capital stock outstanding)                                                $11.33
                                                                             ======






Statement of Operations
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                        $    602,843
Interest income                                                             989,960
                                                                       ------------
Total income                                                              1,592,803
                                                                       ------------

Expenses --
Investment advisory fee                                                     788,181
                                                                       ------------
Net investment income                                                       804,622
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                             (8,474,741)
Net change in unrealized appreciation of investments                      4,150,289
                                                                       ------------
Net loss on investments                                                  (4,324,452)
                                                                       ------------
Net change in net assets resulting
from operations                                                        $ (3,519,830)
                                                                       ============






Statement of Changes in Net Assets
                                                                     Six Months
                                                                        Ended          Year Ended
                                                                    June 30, 1998     December 31,
                                                                     (unaudited)          1997
                                                                    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                               $    804,622      $  2,117,275
Net realized gain (loss) on investments                               (8,474,741)        4,835,884
Net change in unrealized appreciation or depreciation
of investments                                                         4,150,289         1,130,770
                                                                    ------------      ------------

Net change in net assets resulting from operations                    (3,519,830)        8,083,929
                                                                    ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS --
Net investment income                                                         --        (2,117,275)
Net realized gain on investments                                      (4,105,350)               --
                                                                    ------------      ------------
Total distributions                                                   (4,105,350)       (2,117,275)
                                                                    ------------      ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                          19,648,776       144,261,099
Reinvested dividend distributions                                      4,105,350         2,117,275
Cost of shares redeemed                                              (15,888,178)       (7,432,544)
                                                                    ------------      ------------
Net increase in net assets from capital stock transactions             7,865,948       138,945,830
                                                                    ------------      ------------
Net increase in net assets                                               240,768       144,912,484

NET ASSETS:
Beginning of period                                                  391,463,783       246,551,299
                                                                    ------------      ------------

End of period (including undistributed net investment
income of $804,622 and $0, respectively)                            $391,704,551      $391,463,783
                                                                    ============      ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1998
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $63,138,006)                                                 $ 64,116,870
Cash                                                                      41,599
Dividend and interest receivable                                          13,317
                                                                    ------------
Total assets                                                          64,171,786
                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                            2,871,414
                                                                    ------------
NET ASSETS                                                          $ 61,300,372
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital (5,588,434 shares of capital
stock outstanding)                                                  $ 60,672,036
Undistributed net investment income                                       97,967
Accumulated net realized loss from sale
of investments                                                         (448,495)
Unrealized net appreciation of investments                               978,864
                                                                    ------------
NET ASSETS                                                          $ 61,300,372
                                                                    ============
Net asset value and public offering price per share
($61,300,372 divided by 5,588,434 shares of
capital stock outstanding)                                                $10.97
                                                                          ======






Statement of Operations
For the period from January 30, 1998 (effective date) to June 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income                                                     $     58,259
Interest income                                                           92,942
                                                                    ------------
Total income                                                             151,201
                                                                    ------------

Expenses --
Investment advisory fee                                                   53,234
                                                                    ------------
Net investment income                                                     97,967
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                            (448,495)
Net change in unrealized appreciation of investments                     978,864
                                                                    ------------
Net gain on investments                                                  530,369
                                                                    ------------
Net increase in net assets resulting
from operations                                                     $    628,336
                                                                    ============






Statement of Changes in Net Assets

                                                                           For the
                                                                         period from
                                                                       January 30, 1998
                                                                       (effective date)
                                                                       to June 30, 1998
                                                                         (unaudited)
                                                                        ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                                   $     97,967
Net realized gain (loss) on investments                                     (448,495)
Net change in unrealized appreciation or depreciation
of investments                                                               978,864
                                                                        ------------
Net increase in net assets resulting from operations                         628,336
                                                                        ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                              61,122,516
Cost of shares redeemed                                                     (450,480)
                                                                        ------------
Net increase in net assets from capital stock transactions                60,672,036
                                                                        ------------
Net increase in net assets                                                61,300,372
NET ASSETS:
Beginning of period                                                               --
                                                                        ------------
End of period (including undistributed net investment
income of $97,967)                                                      $ 61,300,372
                                                                        ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1998
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $294,777,880)                                                    $348,119,883
Cash (including foreign currency holdings
of $434,200)                                                                 452,264
Receivable for investment securities sold                                    359,239
Dividend and interest receivable                                             784,472
                                                                        ------------
Total assets                                                             349,715,858
                                                                        ------------

LIABILITIES:
Payable for investment securities purchased                                   12,205
Accrued advisory fee                                                         149,881
                                                                        ------------
Total liabilities                                                            162,086
                                                                        ------------
NET ASSETS                                                              $349,553,772
                                                                        ============

NET ASSETS CONSIST OF:
Paid-in capital (27,786,210 shares of capital
stock outstanding)                                                      $301,406,080
Undistributed net investment income                                        2,754,920
Accumulated net realized loss from sale of
investments and foreign currency transactions                             (7,946,619)
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                        53,339,391
                                                                        ------------
NET ASSETS                                                              $349,553,772
                                                                        ============

Net asset value and public offering price per share
($349,553,772 divided by 27,786,210 shares of
capital stock outstanding).                                                   $12.58
                                                                              ======






Statement of Operations
Six Months Ended June 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $524,319)                   $  3,711,941
Interest income                                                           407,717
                                                                     ------------
Total income                                                            4,119,658
                                                                     ------------

Expenses --
Investment advisory fee                                                 1,364,738
                                                                     ------------
Net investment income                                                   2,754,920
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions                           (5,455,781)
Net realized gain on foreign currency transactions                         95,470
                                                                     ------------
Net realized loss on investments and foreign
currency transactions                                                  (5,360,311)
                                                                     ------------
Net change in unrealized appreciation of investments                   42,988,803
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                           (38,830)
                                                                     ------------
Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                     42,949,973
                                                                     ------------
Net gain on investments and foreign currency                           37,589,662
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 40,344,582
                                                                     ============






Statement of Changes in Net Assets
                                                                            Six Months
                                                                               Ended         Year Ended
                                                                           June 30, 1998     December 31,
                                                                            (unaudited)          1997
                                                                           ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                                      $  2,754,920      $  2,644,523
Net realized gain (loss) on investments and foreign
currency transactions                                                        (5,360,311)          766,226
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                                        42,949,973            47,641
                                                                           ------------      ------------

Net increase in net assets resulting from operations                         40,344,582         3,458,390
                                                                           ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS --
Net investment income                                                                --        (3,251,752)
Net realized gain on investments                                             (2,480,808)         (161,102)
                                                                           ------------      ------------

Total distributions                                                          (2,480,808)       (3,412,854)
                                                                           ------------      ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                                 27,589,717       112,489,907
Reinvested dividend distributions                                             2,480,808         3,412,854
Cost of shares redeemed                                                      (5,584,274)       (2,837,098)
                                                                           ------------      ------------

Net increase in net assets from capital stock transactions                   24,486,251       113,065,663
                                                                           ------------      ------------
Net increase in net assets                                                   62,350,025       113,111,199

NET ASSETS:
Beginning of period                                                         287,203,747       174,092,548
                                                                           ------------      ------------

End of period (including undistributed net investment income
of $2,754,920 and $0, respectively)                                        $349,553,772      $287,203,747
                                                                           ============      ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1998
(unaudited)
ASSETS:
Investments in securities, at value
(cost, $2,551,314,316)                                             $3,002,550,304
Cash                                                                      134,131
Receivable for investment securities sold                              50,269,703
Dividend and interest receivable                                        2,281,505
                                                                   --------------
Total assets                                                        3,055,235,643
                                                                   --------------

LIABILITIES:
Open options written, at value (premium
received $752,061)                                                      1,203,388
Payable for investment securities purchased                            58,669,306
                                                                   --------------
Total liabilities                                                      59,872,694
                                                                   --------------
NET ASSETS                                                         $2,995,362,949
                                                                   ==============

NET ASSETS CONSIST OF:
Paid-in capital (139,530,005 shares of capital
stock outstanding)                                                 $2,342,484,292
Accumulated net realized gain from sale
of investments                                                        202,093,996
Unrealized net appreciation of investments                            450,784,661
                                                                   --------------
NET ASSETS                                                         $2,995,362,949
                                                                   ==============
Net asset value and public offering price per share
($2,995,362,949 divided by 139,530,005 shares
of capital stock interest outstanding)                                     $21.47
                                                                           ======






Statement of Operations
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                      $ 14,018,615
Interest income                                                         4,682,148
                                                                     ------------
Total income                                                           18,700,763
                                                                     ------------

Expenses --
Investment advisory fee                                                 5,425,030
                                                                     ------------
Net investment income                                                  13,275,733
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                          209,716,591
Net realized gain on closed or expired option
contracts written                                                         755,313
                                                                     ------------
Net realized gain on investments                                      210,471,904
Net change in unrealized appreciation of investments                  191,156,623
                                                                     ------------
Net gain on investments                                               401,628,527
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $414,904,260
                                                                     ============






Statement of Changes in Net Assets

                                                                             Six Months
                                                                                Ended           Year Ended
                                                                            June 30, 1998      December 31,
                                                                             (unaudited)           1997
                                                                           --------------     --------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                                      $   13,275,733     $   22,970,797
Net realized gain on investments                                              210,471,904        389,813,407
Net change in unrealized appreciation or depreciation
of investments                                                                191,156,623        118,290,444
                                                                           --------------     --------------

Net increase in net assets resulting from operations                          414,904,260        531,074,648
                                                                           --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                         (13,275,733)       (22,970,797)
Net realized gain on investments                                             (382,615,151)      (239,942,399)
                                                                           --------------     --------------

Total distributions                                                          (395,890,884)      (262,913,196)
                                                                           --------------     --------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                                  172,986,025        268,095,815
Reinvested dividend distributions                                             395,890,884        262,913,195
Cost of shares redeemed                                                       (18,665,016)       (31,613,719)
                                                                           --------------     --------------
Net increase in net assets from capital stock transactions                    550,211,893        499,395,291
                                                                           --------------     --------------

Net increase in net assets                                                    569,225,269        767,556,743

NET ASSETS:
Beginning of period                                                         2,426,137,680      1,658,580,937
                                                                           --------------     --------------
End of period                                                              $2,995,362,949     $2,426,137,680
                                                                           ==============     ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1998
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,492,224,433)                                             $1,494,130,426
Cash                                                                      475,547
Receivable for investment securities sold                               1,650,341
Interest and dividends receivable                                      29,024,387
                                                                   --------------
Total assets                                                        1,525,280,701
                                                                   --------------

LIABILITIES:
Payable for investment securities purchased                            15,016,494
                                                                   --------------
Total liabilities                                                      15,016,494
                                                                   --------------
NET ASSETS                                                         $1,510,264,207
                                                                   ==============

NET ASSETS CONSIST OF:
Paid-in capital (147,305,946 shares of capital
stock outstanding)                                                 $1,489,504,148
Undistributed net investment income                                        (1,222)
Accumulated net realized gain from sale
of investments                                                         18,855,288
Unrealized net appreciation of investments                              1,905,993
                                                                   --------------
NET ASSETS                                                         $1,510,264,207
                                                                   ==============
Net asset value and public offering price per share
($1,510,264,207 divided by 147,305,946 shares of
capital stock outstanding)                                                 $10.25
                                                                           ======






Statement of Operations
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $ 65,826,909
Dividend income                                                         6,551,696
                                                                     ------------
Total income                                                           72,378,605
                                                                     ------------
Expenses --
Investment advisory fee                                                 2,865,679
                                                                     ------------
Net investment income                                                  69,512,926
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                           19,715,603
Net change in unrealized depreciation of investments                  (26,442,518)
                                                                     ------------
Net loss on investments                                                (6,726,915)
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 62,786,011
                                                                     ============






Statement of Changes in Net Assets
                                                                              Six Months
                                                                                Ended          Year Ended
                                                                            June 30, 1998     December 31,
                                                                             (unaudited)          1997
                                                                           --------------    --------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                                      $   69,512,926    $  113,336,033
Net realized gain on investment transactions                                   19,715,603        26,147,702
Net change in unrealized appreciation or depreciation
of investments                                                                (26,442,518)       18,136,291
                                                                           --------------    --------------

Net increase in net assets resulting from operations                           62,786,011       157,620,026
                                                                           --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                         (70,367,045)     (112,483,136)
Net realized gain on investments                                              (19,837,524)               --
                                                                           --------------    --------------
Total distributions                                                           (90,204,569)     (112,483,136)
                                                                           --------------    --------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                                  112,439,301       180,112,872
Reinvested dividend distributions                                              90,204,569       112,483,136
Cost of shares redeemed                                                        (9,523,801)      (19,906,718)
                                                                           --------------    --------------
Net increase in net assets from capital stock transactions                    193,120,069       272,689,290
                                                                           --------------    --------------
Net increase in net assets                                                    165,701,511       317,826,180

NET ASSETS:
Beginning of period                                                         1,344,562,696     1,026,736,516
                                                                           --------------    --------------
End of period (including undistributed net investment
income of ($1,222) and $852,897 respectively)                              $1,510,264,207    $1,344,562,696
                                                                           --------------    --------------

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
INCOME PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1998
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $985,794,014)                                                 $1,007,887,851
Cash                                                                         77,266
Receivable for investment securities sold                                   144,917
Interest and dividends receivable                                        13,273,006
                                                                     --------------
Total assets                                                          1,021,383,040
                                                                     --------------

LIABILITIES:
Open options written, at value (premium
received $97,880)                                                            81,250
Payable for investment securities purchased                              63,716,438
                                                                     --------------
Total liabilities                                                        63,797,688
                                                                     --------------
NET ASSETS                                                           $  957,585,352
                                                                     ==============


NET ASSETS CONSIST OF:
Paid-in capital (95,279,239 shares of capital
stock outstanding)                                                   $  949,461,350
Accumulated net realized loss from sale
of investments                                                          (13,986,465)
Unrealized net appreciation of investments                               22,110,467
                                                                     --------------
NET ASSETS                                                           $  957,585,352
                                                                     ==============
Net asset value and public offering price per share
($957,585,352 divided by 95,279,239 shares of
capital stock outstanding)                                                   $10.05
                                                                             ======






Statement of Operations
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $ 30,051,002
Dividend income                                                           342,941
                                                                     ------------
Total income                                                           30,393,943
                                                                     ------------
Expenses --
Investment advisory fee                                                 1,818,621
                                                                     ------------
Net investment income                                                  28,575,322
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                            4,626,090
Net realized gain on closed or expired option
contracts written                                                         147,944
Net realized loss on closed futures contracts                            (238,696)
                                                                     ------------
Net realized gain on investments                                        4,535,338
Net change in unrealized appreciation of investments                    7,700,127
                                                                     ------------
Net gain on investments                                                12,235,465
                                                                     ------------
Net increase in net assets resulting
from operations                                                      $ 40,810,787
                                                                     ============






Statement of Changes in Net Assets
                                                                       Six Months
                                                                         Ended          Year Ended
                                                                     June 30, 1998     December 31,
                                                                      (unaudited)          1997
                                                                     ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                                $ 28,575,322      $ 55,084,746
Net realized gain on investment transactions                            4,535,338         7,344,236
Net change in unrealized appreciation or depreciation
of investments                                                          7,700,127         7,183,565
                                                                     ------------      ------------
Net increase in net assets resulting from operations                   40,810,787        69,612,547
                                                                     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                 (28,575,322)      (55,084,746)
                                                                     ------------      ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                           51,588,029        65,602,599
Reinvested dividend distributions                                      28,575,322        55,084,746
Cost of shares redeemed                                               (15,253,032)      (55,935,562)
                                                                     ------------      ------------
Net increase in net assets from capital stock transactions             64,910,319        64,751,783
                                                                     ------------      ------------
Net increase in net assets                                             77,145,784        79,279,584

NET ASSETS:
Beginning of period                                                   880,439,568       801,159,984
                                                                     ------------      ------------

End of period                                                        $957,585,352      $880,439,568
                                                                     ============      ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 1998
(unaudited)

ASSETS:
Investments in securities, at amortized cost
and value                                                            $134,301,893
Cash                                                                       12,070
Interest receivable                                                       397,680
                                                                     ------------

Total assets                                                          134,711,643
                                                                     ------------
NET ASSETS                                                           $134,711,643
                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital (134,711,643 shares of capital
stock outstanding)                                                   $134,711,643
                                                                     ============
Net asset value and public offering price per share
($134,711,643 divided by 134,711,643 shares of
capital stock outstanding)                                                 $ 1.00
                                                                           ======






Statement of Operations
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                      $  3,530,094
                                                                     ------------
Expenses --
Investment advisory fee                                                   248,507
                                                                     ------------
Net investment income                                                $  3,281,587
                                                                     ============






Statement of Changes in Net Assets
                                                                       Six Months
                                                                         Ended          Year Ended
                                                                     June 30, 1998     December 31,
                                                                      (unaudited)          1997
                                                                     ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                                $  3,281,587      $  5,959,136
                                                                     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                  (3,281,587)       (5,959,136)
                                                                     ------------      ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                           39,307,320        76,690,617
Reinvested dividend distributions                                       3,281,587         5,959,136
Cost of shares redeemed                                               (29,044,419)      (65,403,224)
                                                                     ------------      ------------
Net increase in net assets from capital stock transactions             13,544,488        17,246,529
                                                                     ------------      ------------
Net increase in net assets                                             13,544,488        17,246,529

NET ASSETS:
Beginning of period                                                   121,167,155       103,920,626
                                                                     ------------      ------------
End of period                                                        $134,711,643      $121,167,155
                                                                     ============      ============

The accompanying notes are an integral part of the financial statements.







LB SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period (a)

                                                 Six Months                     For the period from
                                                   Ended                          January 18, 1996
                                               June 30, 1998                    (effective date) to
OPPORTUNITY GROWTH PORTFOLIO                    (unaudited)         1997         December 31, 1996
                                              --------------      --------      -------------------
Net asset value, beginning of period               $11.55           $11.50             $10.00
                                                 --------         --------           --------

Income From Investment Operations --
Net investment income                                0.02             0.06               0.02
Net realized and unrealized gain
(loss) on investments                               (0.12)            0.05               1.90
                                                 --------         --------           --------
Total from investment operations                    (0.10)            0.11               1.92
                                                 --------         --------           --------

Less Distributions --
Dividends from net investment income                   --            (0.06)             (0.02)
Distributions from net realized
gain on investments                                 (0.12)              --              (0.40)
                                                 --------         --------           --------
Total distributions                                 (0.12)           (0.06)             (0.42)
                                                 --------         --------           --------
Net asset value, end of period                     $11.33           $11.55             $11.50
                                                 ========         ========           ========

Total investment return at net asset value (b)     (0.89%)           0.93%             19.17%
Net assets, end of period ($ millions)             $391.7           $391.5             $246.6
Ratio of expenses to average net assets             0.40%(c)         0.40%              0.40%(c)
Ratio of net investment income to
average net assets                                  0.41%(c)         0.65%              0.27%(c)
Portfolio turnover rate                              106%             147%               155%
Average Commission Rate (d)                       $0.0360          $0.0531            $0.0342




                                                      For the period from
                                                        January 30, 1998
                                                      (effective date) to
                                                         June 30, 1998
MID CAP GROWTH PORTFOLIO                                  (unaudited)
                                                     ---------------------
Net asset value, beginning of period                         $10.00
                                                           --------
Income From Investment Operations --
Net investment income                                          0.02
Net realized and unrealized gain
(loss) on investments                                          0.95
                                                           --------
Total from investment operations                               0.97
                                                           --------
Net asset value, end of period                               $10.97
                                                           ========
Total investment return at net asset value (b)                9.68%
Net assets, end of period ($ millions)                        $61.3
Ratio of expenses to average net assets                       0.40%(c)
Ratio of net investment income to
average net assets                                            0.74%(c)
Portfolio turnover rate                                         50%
Average Commission Rate (d)                                 $0.0600

See accompanying notes to the Financial Highlights.






                                                 Six Months                     For the period from
                                                   Ended                          January 18, 1996
                                               June 30, 1998                    (effective date) to
WORLD GROWTH PORTFOLIO                          (unaudited)         1997         December 31, 1996
                                              --------------      --------      -------------------
Net asset value, beginning of period               $11.12           $10.95             $10.00
                                                 --------         --------           --------
Income From Investment Operations --
Net investment income                                0.10             0.10               0.08
Net realized and unrealized gain
(loss) on investments                                1.46             0.21               0.96
                                                 --------         --------           --------
Total from investment operations                     1.56             0.31               1.04
                                                 --------         --------           --------
Less Distributions --
Dividends from net investment income                   --            (0.13)             (0.09)
Distributions from net realized
gain on investments                                (0.10)            (0.01)                --
                                                 --------         --------           --------
Total distributions                                (0.10)            (0.14)             (0.09)
                                                 --------         --------           --------
Net asset value, end of period                     $12.58           $11.12             $10.95
                                                 ========         ========           ========
Total investment return at net asset value (b)     14.02%            2.81%             10.41%
Net assets, end of period ($ millions)             $349.6           $287.2             $174.1
Ratio of expenses to average net assets              085%(c)         0.85%              0.85%(c)
Ratio of net investment income to
average net assets                                  1.72%(c)         1.08%              1.34%(c)
Portfolio turnover rate                                9%              19%                 9%
Average Commission Rate (d)                       $0.0177          $0.0245            $0.0265




                                               Six Months
                                                  Ended
                                              June 30, 1998
GROWTH PORTFOLIO                               (unaudited)      1997         1996         1995         1994        1993
                                              ------------    --------     --------     --------     --------    --------
Net asset value, beginning of period             $21.58         $19.32       $18.27       $13.51       $14.76      $13.89
                                               --------       --------     --------     --------     --------    --------
Income From Investment Operations --
Net investment income                              0.10           0.21         0.24         0.24         0.20        0.29
Net realized and unrealized gain
(loss) on investments                              3.24           4.97         3.43         4.76        (0.87)       1.08
                                               --------       --------     --------     --------     --------    --------
Total from investment operations                   3.34           5.18         3.67         5.00        (0.67)       1.37
                                               --------       --------     --------     --------     --------    --------
Less Distributions --
Dividends from net investment income             (0.10)          (0.21)       (0.24)       (0.24)       (0.20)      (0.29)
Distributions from net realized
gain on investments                              (3.35)          (2.71)       (2.38)          --        (0.38)      (0.21)
                                               --------       --------     --------     --------     --------    --------
Total distributions                              (3.45)          (2.92)       (2.62)       (0.24)       (0.58)      (0.50)
                                               --------       --------     --------     --------     --------    --------
Net asset value, end of period                   $21.47         $21.58       $19.32       $18.27       $13.51      $14.76
                                               ========       ========     ========     ========     ========    ========

Total investment return at net asset value (b)   16.71%         30.18%       22.44%       37.25%       (4.66%)     10.10%
Net assets, end of period ($ millions)         $2,995.4       $2,426.1     $1,658.6     $1,173.1       $721.8      $534.5
Ratio of expenses to average net assets           0.40%(c)       0.40%        0.40%        0.40%        0.40%       0.40%
Ratio of net investment income to
average net assets                                0.98%(c)       1.11%        1.41%        1.53%        1.52%       2.17%
Portfolio turnover rate                             74%           193%         223%         184%         135%        243%
Average Commission Rate (d)                     $0.0599        $0.0600      $0.0629          n/a          n/a         n/a

See accompanying notes to the Financial Highlights.




                                               Six Months
                                                  Ended
                                              June 30, 1998
HIGH YIELD PORTFOLIO                           (unaudited)      1997         1996         1995         1994        1993
                                              ------------    --------     --------     --------     --------    --------
Net asset value, beginning of period             $10.44         $10.06       $ 9.94       $ 9.18       $10.76      $ 9.62
                                               --------       --------     --------     --------     --------    --------
Income From Investment Operations --
Net investment income                              0.50           0.98         0.98         0.96         0.97        0.96
Net realized and unrealized gain
(loss) on investments                             (0.03)          0.37         0.12         0.76        (1.40)       1.16
                                               --------       --------     --------     --------     --------    --------
Total from investment operations                   0.47           1.35         1.10         1.72        (0.43)       2.12
                                               --------       --------     --------     --------     --------    --------
Less Distributions --
Dividends from net investment income              (0.51)         (0.97)       (0.98)       (0.96)       (0.97)      (0.96)
Distributions from net realized
gain on investments                               (0.15)            --           --           --        (0.18)      (0.02)
                                               --------       --------     --------     --------     --------    --------
Total distributions                               (0.66)         (0.97)       (0.98)       (0.96)       (1.15)      (0.98)
                                               --------       --------     --------     --------     --------    --------
Net asset value, end of period                   $10.25         $10.44       $10.06       $ 9.94       $ 9.18      $10.76
                                               ========       ========     ========     ========     ========    ========

Total investment return at net asset value (b)    4.64%         14.10%       11.55%       19.62%       (4.38%)     22.91%
Net assets, end of period ($ millions)         $1,510.3       $1,344.6     $1,026.7       $792.5       $595.6      $444.5
Ratio of expenses to average net assets           0.40%(c)       0.40%        0.40%        0.40%        0.40%       0.40%
Ratio of net investment income to
average net assets                                9.70%(c)       9.58%        9.83%        9.94%        9.75%       9.29%
Portfolio turnover rate                             45%           105%         107%          67%          44%         68%




                                               Six Months
                                                  Ended
                                              June 30, 1998
INCOME PORTFOLIO                               (unaudited)      1997         1996         1995         1994        1993
                                              ------------    --------     --------     --------     --------    --------
Net asset value, beginning of period             $ 9.92         $ 9.75       $10.08       $ 9.04       $10.36      $ 9.87
                                               --------       --------     --------     --------     --------    --------
Income From Investment Operations --
Net investment income                              0.31           0.65         0.63         0.65         0.64        0.63
Net realized and unrealized gain
(loss) on investments                              0.13           0.17        (0.33)        1.04        (1.11)       0.49
                                               --------       --------     --------     --------     --------    --------
Total from investment operations                   0.44           0.82         0.30         1.69        (0.47)       1.12
                                               --------       --------     --------     --------     --------    --------
Less Distributions --
Dividends from net investment income              (0.31)         (0.65)       (0.63)       (0.65)       (0.64)      (0.63)
Distributions from net realized
gain on investments                                  --             --           --           --        (0.21)         --
                                               --------       --------     --------     --------     --------    --------

Total distributions                               (0.31)         (0.65)       (0.63)       (0.65)       (0.85)      (0.63)
                                               --------       --------     --------     --------     --------    --------

Net asset value, end of period                   $10.05         $ 9.92       $ 9.75       $10.08       $ 9.04      $10.36
                                               ========       ========     ========     ========     ========    ========

Total investment return at net asset value (b)    4.53%          8.75%        3.21%       19.36%       (4.68%)     11.66%
Net assets, end of period ($ millions)           $957.6         $880.4       $801.2       $762.1       $608.2      $566.9
Ratio of expenses to average net assets           0.40%(c)       0.40%        0.40%        0.40%        0.40%       0.40%
Ratio of net investment income to
average net assets                                6.29%(c)       6.68%        6.54%        6.81%        6.78%       6.23%
Portfolio turnover rate                             36%           117%         150%         132%         139%        153%

See accompanying notes to the Financial Highlights.




                                               Six Months
                                                  Ended
                                              June 30, 1998
MONEY MARKET PORTFOLIO                         (unaudited)      1997         1996         1995         1994        1993
                                              ------------    --------     --------     --------     --------    --------
Net asset value, beginning of period             $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                               --------       --------     --------     --------     --------    --------

Net investment income from investment operations   0.03           0.05         0.05         0.06         0.04        0.03
Less: Dividends from net investment income        (0.03)         (0.05)       (0.05)       (0.06)       (0.04)      (0.03)
                                               --------       --------     --------     --------     --------    --------

Net asset value, end of period                   $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                               ========       ========     ========     ========     ========    ========

Total return (b)                                  2.67%          5.43%        5.20%        5.71%        4.00%       2.87%
Net assets, end of period ($ millions)           $134.7         $121.2       $103.9        $66.1        $41.9       $24.9
Ratio of expenses to average net assets           0.40%(c)       0.40%        0.40%        0.40%        0.40%       0.40%
Ratio of net investment income to
average net assets                                5.28%(c)       5.27%        5.07%        5.55%        4.03%       2.83%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(c) Computed on an annualized basis.

(d) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

The accompanying notes are an integral part of the financial statements.



LB SERIES FUND, INC.
Notes to Financial Statements
June 30, 1998
(unaudited)

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into seven separate series (the "Portfolio(s)"), each with its own investment objective and policies. The seven Portfolios of the Fund are: Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The Mid Cap Growth Portfolio's registration was declared effective by the Securities and Exchange Commission and began operations as a series of the LB Series Fund, Inc. on January 30, 1998. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood (LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money
Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually for the Opportunity Growth, Mid Cap Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and
Forward Foreign Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income
Portfolio earned $219,883 from such fees for the six month period ended June 30, 1998.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND
    OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood has entered into a sub-advisory agreement with Rowe Price - Fleming International, Inc. for the performance of various sub-advisory services for the World Growth Portfolio. For these services, Lutheran Brotherhood pays an annual sub-advisory fee equal to 0.50% of all the World Growth Portfolio's annual average daily net assets.

Effective April 30, 1998, Lutheran Brotherhood has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. for the performance of various sub-advisory services for the Opportunity Growth Portfolio. For these services, Lutheran Brotherhood pays an annual sub-advisory fee equal to 0.30% of all the Opportunity Growth Portfolio's annual average daily net assets.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan which allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During six months ended June 30, 1998, distributions from net realized capital gains of $4,105,350, $2,480,808, $382,615,151 and $19,837,524
were paid by the Opportunity Growth, World Growth, Growth and High Yield Portfolios, respectively. These distributions relate to net capital gains realized during the year ended December 31, 1997.

(5) CAPITAL LOSS CARRYOVER

At December 31, 1997, the Income Portfolio had an accumulated net realized capital loss carryover of $17,727,812 expiring as follows:

                          Income
     Year                Portfolio
   --------           --------------
     2002              $14,060,792
     2004                3,667,020
                       -----------
                       $17,727,812
                       -----------

To the extent that the Income Portfolio realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

(7) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short term securities were as follows:

                                                  In thousands
                                         ---------------------------
Portfolio                                   Purchases       Sales
--------------------------------------------------------------------
Opportunity Growth                       $   403,818   $   383,028
Mid Cap Growth                                75,042        17,756
World Growth                                  45,149        28,962
Growth                                     2,079,158     1,908,510
High Yield                                   833,231       628,702
Income                                       223,441       201,905

Purchases and sales of U.S. Government securities were:

                                                  In thousands
                                         ---------------------------
Portfolio                                   Purchases       Sales
--------------------------------------------------------------------
Growth                                   $    13,660  $     10,972
Income                                       165,642       116,869

Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $65,294 at June 30, 1998, which represented 0.004% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities ofcompanies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 1998 were as follows:

                                          Growth Portfolio
                               --------------------------------------
                                    Number of             Premium
                                    Contracts             Amount
                               -----------------    -----------------
Balance at December 31, 1997                  --         $        --
Opened                                    16,409           3,491,708
Closed                                    (8,535)         (2,027,173)
Expired                                   (1,947)           (187,886)
Exercised                                 (2,531)           (524,588)
                               -----------------   -----------------
Balance at June 30, 1998                   3,396         $   752,061
                               =================   =================

                                            Income Portfolio
                               --------------------------------------
                                    Number of             Premium
                                    Contracts             Amount
                               -----------------    -----------------
Balance at December 31, 1997                  --         $        --
Opened                                     2,650             913,275
Closed                                    (2,350)           (813,380)
Expired                                     (100)             (2,015)
Exercised                                     --                  --
                               -----------------   -----------------
Balance at June 30, 1998                     200         $    97,880
                               =================   =================

(8) CAPITAL STOCK

Authorized Capital Stock

Authorized capital stock consists of two billion shares as follows:

                                    Shares              Par
Portfolio                         Authorized           Value
------------------             ---------------      -----------
Opportunity Growth               200,000,000          $ 0.01
Mid Cap Growth                   200,000,000          $ 0.01
World Growth                     200,000,000          $ 0.01
Growth                           400,000,000          $ 0.01
High Yield                       200,000,000          $ 0.01
Income                           400,000,000          $ 0.01
Money Market                     400,000,000          $ 0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.



Transactions in Capital Stock

Transactions in capital stock were as follows:

                                 Opportunity    Mid Cap        World                         High            Money
                                    Growth      Growth         Growth         Growth         Yield           Income       Market
                                 -----------  -----------    -----------   -----------    ------------    -----------  -----------
Shares outstanding at
December 31, 1996                21,430,739            --     15,900,731     85,832,808    102,107,904    82,175,962   103,920,626
Shares sold                      12,916,456            --      9,868,979     13,519,744     17,651,288     6,711,456    76,690,617
Shares issued on
reinvestment of dividends
and distributions                   183,341            --        307,190     14,633,525     11,014,219     5,644,954     5,959,136
Shares redeemed                    (633,116)           --       (249,912)    (1,579,866)    (1,942,120)   (5,749,815)  (65,403,224)
                               ------------    ----------     ----------     ----------    -----------    ----------  ------------
Shares outstanding at
December 31, 1997                33,897,420            --     25,826,988    112,406,211    128,831,291    88,782,557   121,167,155
Shares sold                       1,695,686     5,631,377      2,232,052      8,172,288     10,754,095     5,164,329    39,307,320
Shares issued on
reinvestment of dividends
and distributions                   348,988            --        205,153     19,834,713      8,632,878     2,860,432     3,281,587
Shares redeemed                  (1,366,600)      (42,943)      (477,983)      (883,207)      (912,318)   (1,528,079)  (29,044,419)
                               ------------    ----------     ----------     ----------    -----------    ----------  ------------

Shares outstanding at
June 30, 1998                    34,575,494     5,588,434     27,786,210    139,530,005    147,305,946    95,279,239   134,711,643
                               ============     =========     ==========    ===========    ===========    ==========  ============




LB SERIES FUND, INC.

OPPORTUNITY GROWTH PORTFOLIO
MID CAP GROWTH PORTFOLIO
WORLD GROWTH PORTFOLIO
GROWTH PORTFOLIO
HIGH YIELD PORTFOLIO
INCOME PORTFOLIO
MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Noel K. Estenson
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

OFFICERS

Rolf F. Bjelland                          James M. Odland
Chairman and President                    Assistant Secretary

Otis F. Hilbert                           John C. Bjork
Secretary and Vice President              Assistant Secretary

James R. Olson                            Wade M. Voigt
Vice President                            Treasurer

James M. Walline                          Rand E. Mattsson
Vice President                            Assistant Treasurer

Richard B. Ruckdashel                     Frederick P. Johnson
Vice President                            Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.



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LUTHERAN BROTHERHOOD

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